UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22245

First Trust Exchange-Traded Fund III
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

First Trust Exchange-Traded Fund III
First Trust Preferred Securities and Income ETF (FPE)

Annual Report
For the Year Ended
October 31, 2018

First Trust Preferred Securities and Income ETF (FPE)
Annual Report
October 31, 2018
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust Preferred Securities and Income ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Preferred Securities and Income ETF (FPE)
Annual Letter from the Chairman and CEO
October 31, 2018
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Preferred Securities and Income ETF (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2018, including a market overview and a performance analysis. We encourage you to read this report carefully and discuss it with your financial advisor.
As I mentioned in my April 2018 letter, 2017 was a very strong year for U.S. and global markets. Investors were rewarded with rising markets and very little volatility. As 2018 began, investors were hoping for another strong year in the markets. For the entire first quarter, however, increased market volatility was the norm for U.S. and global markets. The markets continued their volatility throughout the second quarter. During April and May, the Dow Jones Industrial Average (“DJIA”) closed out each month slightly down, but ended both June and July slightly up. August was a strong month for stocks, and the DJIA finished August just under its previous high in January of 2018. At the close of the third quarter in September, the markets had moved higher into positive territory. In fact, all three major U.S. indices (the Nasdaq Composite Index, the DJIA and the S& P 500® Index) hit record levels during the third quarter. In October, markets were again very volatile, surprising analysts and investors alike. Both global and U.S. markets fell on fears of slowing growth, trade wars and higher interest rates. The DJIA was down 5% for October and the MSCI EAFE Index, an index of stocks in 21 developed markets (excluding the U.S. and Canada), was down 9% for the same period.
Based on continued strong job growth and the economic outlook in the U.S., the Federal Reserve (the “Fed”) raised interest rates in March, June and September. At their September meeting, the Fed also indicated the possibility of one more rate hike in 2018 as well as three more rate hikes in 2019.
Trade tensions have had an impact on markets around the world and could continue to do so in the future. However, our economists believe that the long-term impact of U.S. tariffs will be to encourage countries to come back to the table and talk about more equal trade. Despite market volatility, we continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.
We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and by speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.
Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Preferred Securities and Income ETF (FPE)
First Trust Preferred Securities and Income ETF’s (the “Fund”) investment objective is to seek total return and to provide current income. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in preferred securities (“Preferred Securities”) and income-producing debt securities (“Income Securities”). The Fund invests in securities that are traded over-the-counter or listed on an exchange. For purposes of the 80% test set forth above, securities of open-end funds, closed-end funds or other exchange-traded funds (“ETFs”) registered under the Investment Company Act of 1940, as amended, that invest primarily in Preferred Securities or Income Securities are deemed to be Preferred Securities or Income Securities.
Preferred Securities held by the Fund generally pay fixed or adjustable-rate distributions to investors and have preference over common stock in the payment of distributions and the liquidation of a company’s assets, but are generally junior to all forms of the company’s debt, including both senior and subordinated debt. Certain of the Preferred Securities may be issued by trusts or other special purpose entities created by companies specifically for the purpose of issuing such securities. Income Securities that may be held by the Fund include corporate bonds, high yield securities (commonly referred to as “junk” bonds) and convertible securities. The broad category of corporate debt securities includes debt issued by U.S. and non-U.S. companies of all kinds, including those with small, mid and large capitalizations. Corporate debt may carry fixed or floating rates of interest.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 10/31/18	5 Years Ended 10/31/18	Inception (2/11/13) to 10/31/18	5 Years Ended 10/31/18	Inception (2/11/13) to 10/31/18
Fund Performance
NAV	-1.47%	6.49%	4.57%	36.95%	29.09%
Market Price	-1.57%	6.42%	4.54%	36.47%	28.93%
Index Performance
ICE BofAML Fixed Rate Preferred Securities Index	-1.23%	6.41%	4.91%	36.44%	31.53%
ICE BofAML U.S. Capital Securities Index	-2.14%	4.45%	4.58%	24.32%	29.19%
Blended Index(1)	-1.67%	5.44%	4.76%	30.32%	30.46%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

(1)	The Blended Index consists of a 50/50 blend of the ICE BofAML Fixed Rate Preferred Securities Index and the ICE BofAML U.S. Capital Securities Index. The Blended Index reflects the diverse allocation of institutional preferred and hybrid securities in the Fund’s portfolio. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indexes are unmanaged and an investor cannot invest directly in an index.

Fund Performance Overview (Unaudited) (Continued)
First Trust Preferred Securities and Income ETF (FPE)
Sector Allocation	% of Total Investments
Financials	73.0%
Utilities	7.2
Energy	6.8
Consumer Staples	3.8
Communication Services	3.2
Real Estate	2.7
Materials	1.7
Consumer Discretionary	1.0
Industrials	0.6
Total	100.0%

Credit Rating(2)	% of Total Investments
A-	1.1%
BBB+	9.5
BBB	15.8
BBB-	26.0
BB+	24.6
BB	11.0
BB-	2.2
B+	4.2
B	0.1
Not Rated	5.5
Total	100.0%

Country Allocation	% of Total Investments
United States	49.4%
United Kingdom	10.2
France	8.6
Canada	5.0
Italy	4.7
Netherlands	4.2
Australia	3.9
Switzerland	3.5
Bermuda	3.3
Cayman Islands	1.8
Japan	1.5
Spain	0.9
Denmark	0.9
Finland	0.6
Mexico	0.5
Chile	0.4
Belgium	0.2
Sweden	0.2
Norway	0.1
Jersey	0.1
Total	100.0%
Top Ten Holdings	% of Total Investments
Enel S.p.A.	2.0%
GMAC Capital Trust I, Series 2	1.9
Enbridge Energy Partners L.P.	1.8
Barclays PLC	1.7
Emera, Inc., Series 16-A	1.6
Credit Agricole S.A.	1.5
Catlin Insurance Co., Ltd.	1.5
Farm Credit Bank of Texas, Series 1	1.4
BHP Billiton Finance USA Ltd.	1.3
Wells Fargo & Co., Series K	1.3
Total	16.0%

(2)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Preferred Securities and Income ETF (FPE)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through October 31, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 1, 2013 through October 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/1/13 – 10/31/14	140	2	0	0
11/1/14 – 10/31/15	214	16	0	0
11/1/15 – 10/31/16	212	13	0	0
11/1/16 – 10/31/17	232	1	0	0
11/1/17 – 10/31/18	174	0	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/1/13 – 10/31/14	101	9	0	0
11/1/14 – 10/31/15	21	0	0	0
11/1/15 – 10/31/16	26	1	0	0
11/1/16 – 10/31/17	19	0	0	0
11/1/17 – 10/31/18	78	0	0	0

(3)	The Blended Index consists of a 50/50 blend of the ICE BofAML Fixed Rate Preferred Securities Index and the ICE BofAML U.S. Capital Securities Index. The Blended Index reflects the diverse allocation of institutional preferred and hybrid securities in the Fund’s portfolio. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indexes are unmanaged and an investor cannot invest directly in an index.

Portfolio Commentary
First Trust Preferred Securities and Income ETF (FPE)
Annual Report
October 31, 2018 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Preferred Securities and Income ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Stonebridge Advisors LLC
Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) is the sub-advisor to the Fund and is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred and hybrid securities.
Stonebridge Advisors LLC Portfolio Management Team
Scott T. Fleming - Chief Executive Officer and President
Robert Wolf - Chief Investment Officer, Senior Vice President and Senior Portfolio Manager
Commentary
Market Recap
The fiscal year ended October 31, 2018 was a volatile period for the preferred and hybrid market with all parts of the market experiencing negative performance. This was largely driven by rising interest rates as well as economic and political headlines across the globe. The Federal Reserve (the “Fed”) guided short-term interest rates higher by 0.25% four times during the period as improving economic and employment data in the United States supported further rate hikes. Longer term interest rates also moved higher, but the curve flattened substantially as short-term rates increased at a faster pace. Credit spreads also managed to tighten within the preferred and hybrid market amid continued improvement in credit fundamentals, despite political uncertainty in Turkey, BREXIT negotiations, and trade tensions between China and the United States weighing on fixed income markets overall. These headlines pressured contingent capital securities (“CoCos”) in particular, which are largely issued by European banks. As a result, CoCos, as measured by the ICE BofAML USD Investment Grade Contingent Capital Index (COCU), were the worst performing part of the preferred and hybrid market during the period, earning as COCU was down -2.52%. Finally, the retail $25 par market outperformed the institutional $1000 par market during the period, as limited new issuance and net negative supply supported that part of the market. For the fiscal year, the retail market fell 1.23% while the institutional market lost 2.14% according to the ICE BofAML Fixed Rate Preferred Securities Index (“P0P1”) and the ICE BofAML U.S. Capital Securities Index (“C0CS”), respectively.
Performance Analysis
For the fiscal year ended October 31, 2018, the net asset value (“NAV”) and market price total returns for the Fund were -1.47% and -1.57%, respectively. This compares to a total return of -1.67% for the Fund’s benchmark, which is a 50/50 blend of the P0P1 and C0CS. The Fund’s negative performance for the period was due to an overweight to CoCos. However, the Fund was able to outperform the benchmark through security selection within $25 par securities and non-CoCo institutional securities and an overweight to floating rate securities. CoCos issued by European banks, which are not held in the benchmark, were the primary reason for negative performance during the period. Political volatility in Italy, BREXIT negotiations, and tariffs from the United States all weighed on CoCos throughout the period, despite improvements in European bank capitalization. CoCos continue to offer some of the most attractive yields and structures in the preferred and hybrid market and the Fund’s CoCo holdings are issued by well-capitalized multinational banks with stable credit fundamentals that we believe will outperform longer term.
The Fund’s focus on variable rate securities with wide back-end reset spreads and shorter durations both contributed positively to relative performance. The Fund also benefited from overweighting floating rate securities, which appreciated with rising short-term interest rates, spread tightening and a flattening yield curve. In the current rising interest rate environment, we believe it is prudent to maintain a conservative stance in regard to interest rates relative to the benchmark and peers.
Market and Fund Outlook
As we approach 2019, we believe the preferred and hybrid market will be positively supported by strong issuer credit fundamentals, attractive yields compared to other fixed income asset classes and a positive market technical from limited net new issue supply into 2019. Although we believe headline risks of global trade wars and other geopolitical events will likely persist for the next 6 to 12 months, in our opinion preferred and hybrid valuations already reflect these risks and credit fundamentals of issuers in this asset class are generally strong enough to withstand the possibility of slowing economic growth.

Portfolio Commentary (Continued)
First Trust Preferred Securities and Income ETF (FPE)
Annual Report
October 31, 2018 (Unaudited)
We continue to believe that U.S. interest rates should broadly continue to shift higher and the Treasury yield curve is likely to remain relatively flat into 2019. We believe short-term rates are likely to increase due to Fed normalization, while inflation pressures are likely to slowly push longer term rates higher overall. In the current environment, we believe the best total return and risk profile will likely be achieved by overweighting short to intermediate term securities. Additionally, we believe absolute yields and yield spreads of preferred and hybrid securities relative to U.S. Treasuries and other credit spread products should remain at attractive levels and may continue to provide a cushion against rising interest rates.
The Fund will attempt to position the portfolio to protect against the largest risks in the market and continue to identify the best securities in all parts of the preferred and hybrid securities market to construct balanced portfolios that we believe will lead to long term outperformance.

First Trust Preferred Securities and Income ETF (FPE)
Understanding Your Fund Expenses
October 31, 2018 (Unaudited)
As a shareholder of the First Trust Preferred Securities and Income ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2018.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Preferred Securities and Income ETF (FPE)
Actual	$1,000.00	$994.90	0.85%	$4.27
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2018 through October 31, 2018), multiplied by 184/365 (to reflect the six-month period).

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments
October 31, 2018
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES – 26.8%
	Banks – 7.0%
312,799	Banc of California, Inc., Series E	7.00%	(a)	$8,007,655
281,626	Bank of America Corp., Series CC	6.20%	(a)	7,285,665
337,023	Bank of America Corp., Series HH	5.88%	(a)	8,398,613
740,156	Citigroup Capital XIII, 3 Mo. LIBOR + 6.37% (b)	8.89%	10/30/40	19,591,929
228,873	Citigroup, Inc., Series K (c)	6.88%	(a)	6,255,099
4,784	Citigroup, Inc., Series S	6.30%	(a)	124,575
152,418	Fifth Third Bancorp, Series I (c)	6.63%	(a)	4,171,681
143,953	FNB Corp. (c)	7.25%	(a)	3,941,433
2,384,569	GMAC Capital Trust I, Series 2, 3 Mo. LIBOR + 5.79% (b)	8.10%	02/15/40	62,618,782
830,828	Huntington Bancshares, Inc., Series D	6.25%	(a)	21,319,047
274,357	ING Groep N.V.	6.13%	(a)	6,930,258
346,007	JPMorgan Chase & Co., Series DD	5.75%	(a)	8,608,654
126,513	KeyCorp, Series E (c)	6.13%	(a)	3,327,292
130,893	MB Financial, Inc., Series C	6.00%	(a)	3,295,886
645,229	People’s United Financial, Inc., Series A (c)	5.63%	(a)	16,150,082
440,952	Regions Financial Corp., Series A	6.38%	(a)	11,160,495
337,579	Royal Bank of Scotland Group PLC, Series S	6.60%	(a)	8,530,621
278,226	Synovus Financial Corp., Series D (c)	6.30%	(a)	7,108,674
153,035	Valley National Bancorp, Series A (c)	6.25%	(a)	3,906,984
141,170	Valley National Bancorp, Series B (c)	5.50%	(a)	3,529,250
197,541	Wells Fargo & Co., Series V	6.00%	(a)	5,055,074
156	Wells Fargo & Co., Series W	5.70%	(a)	3,906
53,570	Western Allliance Bancorp	6.25%	07/01/56	1,326,393
424,387	Wintrust Financial Corp., Series D (c)	6.50%	(a)	10,966,160
180,238	Zions Bancorporation, Series G (c)	6.30%	(a)	4,772,702
				236,386,910
	Capital Markets – 3.7%
309,717	Apollo Global Management, LLC, Series B	6.38%	(a)	7,646,913
785,003	Apollo Investment Corp.	6.88%	07/15/43	19,742,826
181,894	Ares Management L.P., Series A	7.00%	(a)	4,727,425
743,465	Goldman Sachs Group, Inc., Series K (c)	6.38%	(a)	19,523,391
801,340	Morgan Stanley, Series E (c)	7.13%	(a)	21,852,542
1,027,337	Morgan Stanley, Series F (c)	6.88%	(a)	27,542,905
183,500	Oaktree Capital Group LLC, Series A	6.63%	(a)	4,607,685
186,656	Oaktree Capital Group LLC, Series B	6.55%	(a)	4,694,398
473,271	State Street Corp., Series G (c)	5.35%	(a)	11,992,687
128,151	Stifel Financial Corp., Series A	6.25%	(a)	3,214,027
				125,544,799
	Consumer Finance – 0.2%
100,569	Capital One Financial Corp., Series D	6.70%	(a)	2,609,765
103,209	Capital One Financial Corp., Series F	6.20%	(a)	2,632,862
				5,242,627
	Diversified Telecommunication Services – 1.3%
900,706	Qwest Corp.	6.88%	10/01/54	21,797,085
282,574	Qwest Corp.	6.50%	09/01/56	6,233,583
661,225	Qwest Corp.	6.75%	06/15/57	15,294,134
				43,324,802
	Electric Utilities – 0.4%
215,728	PPL Capital Funding, Inc., Series B	5.90%	04/30/73	5,380,256
258,242	SCE Trust V, Series K (c)	5.45%	(a)	6,316,600

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2018
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Electric Utilities (Continued)
106,078	Southern (The) Co.	6.25%	10/15/75	$2,714,536
				14,411,392
	Equity Real Estate Investment Trusts – 2.7%
296,682	American Homes 4 Rent, Series D	6.50%	(a)	7,096,634
846,261	American Homes 4 Rent, Series E	6.35%	(a)	19,997,148
341,849	Colony Capital, Inc., Series E	8.75%	(a)	8,826,541
37,613	Colony Capital, Inc., Series I	7.15%	(a)	831,247
523,544	Colony Capital, Inc., Series J	7.13%	(a)	11,570,322
260,018	Farmland Partners, Inc., Series B, steps up 10/01/24 to 10.00% (d)	6.00%	(a)	5,694,394
295,679	Global Net Lease, Inc., Series A	7.25%	(a)	7,359,450
7,722	Taubman Centers, Inc., Series J	6.50%	(a)	188,803
87,349	Urstadt Biddle Properties, Inc., Series H	6.25%	(a)	2,022,129
1,102,671	VEREIT, Inc., Series F	6.70%	(a)	27,434,455
				91,021,123
	Food Products – 1.2%
7,305	CHS, Inc., Series 1	7.88%	(a)	196,943
612,346	CHS, Inc., Series 2 (c)	7.10%	(a)	15,761,786
655,056	CHS, Inc., Series 3 (c)	6.75%	(a)	16,507,411
279,712	CHS, Inc., Series 4	7.50%	(a)	7,420,759
				39,886,899
	Insurance – 5.4%
442,768	Aegon N.V.	6.38%	(a)	11,202,031
230,288	AmTrust Financial Services, Inc.	7.25%	06/15/55	5,319,653
272,428	AmTrust Financial Services, Inc.	7.50%	09/15/55	6,472,889
399,817	AmTrust Financial Services, Inc., Series E	7.75%	(a)	6,896,843
613,591	AmTrust Financial Services, Inc., Series F	6.95%	(a)	9,817,456
53,778	Aspen Insurance Holdings Ltd.	5.63%	(a)	1,228,290
908,448	Aspen Insurance Holdings Ltd. (c)	5.95%	(a)	22,747,538
31,283	Berkley (WR) Corp.	5.75%	06/01/56	730,458
500,737	Delphi Financial Group, Inc., 3 Mo. LIBOR + 3.19% (b)	5.50%	05/15/37	11,391,767
1,095,194	Enstar Group Ltd., Series D (c)	7.00%	(a)	28,135,534
520,849	Global Indemnity Ltd.	7.75%	08/15/45	13,031,642
437,912	Global Indemnity Ltd.	7.88%	04/15/47	11,070,415
152,880	Hartford Financial Services Group (The), Inc., (c)	7.88%	04/15/42	4,202,671
185,814	Maiden Holdings North America Ltd.	7.75%	12/01/43	3,785,031
330,465	National General Holdings Corp.	7.63%	09/15/55	8,248,406
128,347	National General Holdings Corp., Series C	7.50%	(a)	3,072,627
350,364	PartnerRe Ltd., Series H	7.25%	(a)	9,417,784
148,356	Phoenix Cos., Inc.	7.45%	01/15/32	2,540,597
957,100	Reinsurance Group of America, Inc. (c)	5.75%	06/15/56	24,061,494
				183,373,126
	Internet Software & Services – 0.2%
302,942	eBay, Inc.	6.00%	02/01/56	7,612,933
	Mortgage Real Estate Investment Trusts – 1.4%
290,248	AGNC Investment Corp., Series C (c)	7.00%	(a)	7,343,274
497,413	Annaly Capital Management, Inc., Series F (c)	6.95%	(a)	12,499,989
175,062	Invesco Mortgage Capital, Inc., Series B (c)	7.75%	(a)	4,507,847
429,284	MFA Financial, Inc.	8.00%	04/15/42	10,972,499
290,069	Two Harbors Investment Corp., Series B (c)	7.63%	(a)	7,158,903
175,651	Two Harbors Investment Corp., Series C (c)	7.25%	(a)	4,261,293
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2018
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Mortgage Real Estate Investment Trusts (Continued)
19,056	Wells Fargo Real Estate Investment Corp., Series A	6.38%	(a)	$485,356
				47,229,161
	Multi-Utilities – 1.0%
383,318	Algonquin Power & Utilities Corp.	6.88%	10/17/78	9,779,401
161,173	CMS Energy Corp.	5.88%	10/15/78	4,045,442
429,853	Integrys Holding, Inc. (c)	6.00%	08/01/73	10,890,326
501,366	Just Energy Group, Inc., Series A (c)	8.50%	(a)	8,979,465
				33,694,634
	Oil, Gas & Consumable Fuels – 0.6%
317,570	Enbridge, Inc., Series B (c)	6.38%	04/15/78	7,837,628
40,187	Energy Transfer Operating L.P., Series D (c)	7.63%	(a)	1,006,684
519,002	NuStar Logistics, L.P., 3 Mo. LIBOR + 6.73% (b)	9.07%	01/15/43	13,068,470
				21,912,782
	Thrifts & Mortgage Finance – 0.8%
1,001,690	New York Community Bancorp, Inc., Series A (c)	6.38%	(a)	25,402,858
	Wireless Telecommunication Services – 0.9%
257,968	United States Cellular Corp.	7.25%	12/01/63	6,536,909
878,515	United States Cellular Corp.	7.25%	12/01/64	22,200,074
				28,736,983
	Total $25 Par Preferred Securities			903,781,029
	(Cost $934,415,835)
$100 PAR PREFERRED SECURITIES – 1.2%
	Banks – 0.4%
24,599	Agribank FCB (c) (e)	6.88%	(a)	2,638,243
13,800	CoBank ACB, Series F (c) (e)	6.25%	(a)	1,428,300
21,840	CoBank ACB, Series G (e)	6.13%	(a)	2,191,644
26,688	CoBank ACB, Series H (c) (e)	6.20%	(a)	2,786,227
39,840	Farm Credit Bank of Texas (c) (f)	6.75%	(a)	4,242,960
				13,287,374
	Consumer Finance – 0.8%
388,655	SLM Corp., Series B, 3 Mo. LIBOR + 1.70% (b)	4.03%	(a)	26,389,674
	Total $100 Par Preferred Securities			39,677,048
	(Cost $35,224,854)
$1,000 PAR PREFERRED SECURITIES – 2.9%
	Banks – 1.5%
39,800	Farm Credit Bank of Texas, Series 1 (e)	10.00%	(a)	45,571,000
4,556	Sovereign Real Estate Investment Trust (f)	12.00%	(a)	5,091,330
				50,662,330
	Diversified Financial Services – 0.1%
2,500	Compeer Financial ACA (c) (f)	6.75%	(a)	2,675,000
	Insurance – 1.0%
35,981	XLIT Ltd., Series D, 3 Mo. LIBOR + 3.12% (b)	5.56%	(a)	36,160,905
	Oil, Gas & Consumable Fuels – 0.3%
10,000	Kinder Morgan GP, Inc., 3 Mo. LIBOR + 3.90% (b) (f)	6.22%	08/18/57	9,169,705
	Total $1,000 Par Preferred Securities			98,667,940
	(Cost $95,673,413)

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2018
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES – 67.7%
	Automobiles – 0.7%
$4,300,000	General Motors Financial Co., Inc., Series A (c)	5.75%	(a)	$3,882,814
22,000,000	General Motors Financial Co., Inc., Series B (c)	6.50%	(a)	20,735,000
				24,617,814
	Banks – 35.6%
31,464,000	Australia & New Zealand Banking Group Ltd. (c) (g) (h)	6.75%	(a)	32,368,590
12,200,000	Banco Bilbao Vizcaya Argentaria S.A. (c) (h)	6.13%	(a)	10,537,750
8,500,000	Banco Mercantil del Norte S.A. (c) (g) (h)	7.63%	(a)	8,351,335
10,600,000	Banco Mercantil del Norte S.A. (c) (g) (h)	5.75%	10/04/31	9,738,856
19,400,000	Banco Santander S.A. (c) (h)	6.38%	(a)	19,179,092
8,725,000	Bank of America Corp., Series AA (c)	6.10%	(a)	8,964,938
5,000,000	Bank of America Corp., Series DD (c)	6.30%	(a)	5,281,250
9,528,000	Bank of America Corp., Series X (c)	6.25%	(a)	9,825,750
20,000,000	Bank of America Corp., Series Z (c)	6.50%	(a)	21,234,000
566	Barclays PLC (c) (h)	6.63%	(a)	571
9,000,000	Barclays PLC (c) (h)	7.75%	(a)	9,001,800
54,000,000	Barclays PLC (c) (h)	7.88%	(a)	55,755,000
12,161,000	BNP Paribas S.A. (c) (g) (h)	6.75%	(a)	12,328,214
10,950,000	BNP Paribas S.A. (c) (g) (h)	7.38%	(a)	11,264,813
37,000,000	BNP Paribas S.A. (c) (g) (h)	7.63%	(a)	38,526,250
10,498,000	BPCE S.A. (c) (g)	12.50%	(a)	11,286,190
5,797,000	BPCE S.A. (c)	12.50%	(a)	6,232,239
1,986,000	Citigroup, Inc. (c)	5.95%	(a)	1,988,483
23,000,000	Citigroup, Inc., Series O (c)	5.88%	(a)	23,345,000
12,000,000	Citigroup, Inc., Series P (c)	5.95%	(a)	11,842,500
4,000,000	Citigroup, Inc., Series Q (c)	5.95%	(a)	4,072,500
10,000,000	Citigroup, Inc., Series R (c)	6.13%	(a)	10,237,500
34,250,000	Citigroup, Inc., Series T (c)	6.25%	(a)	35,020,625
8,616,000	Citizens Financial Group, Inc., Series A (c)	5.50%	(a)	8,702,160
8,875,000	Citizens Financial Group, Inc., Series C (c)	6.38%	(a)	8,896,167
20,474,000	CoBank ACB, Series I (c) (e)	6.25%	(a)	21,497,700
6,621,000	Cooperatieve Rabobank UA (c) (g)	11.00%	(a)	6,950,395
6,850,000	Cooperatieve Rabobank UA (c)	11.00%	(a)	7,190,788
47,700,000	Credit Agricole S.A. (c) (g) (h)	7.88%	(a)	49,434,086
1,000,000	Credit Agricole S.A. (c) (h)	7.88%	(a)	1,036,354
36,000,000	Credit Agricole S.A. (c) (g) (h)	8.13%	(a)	38,703,312
14,651,000	Credit Agricole S.A. (c) (g)	8.38%	(a)	15,237,040
32,713,000	Danske Bank A.S. (c) (h)	6.13%	(a)	29,328,578
3,600,000	DNB Bank ASA (c) (h)	5.75%	(a)	3,586,403
6,000,000	Farm Credit Bank of Texas, Series 3 (c) (g)	6.20%	(a)	6,015,000
2,000,000	HBOS Capital Funding L.P.	6.85%	(a)	2,019,134
37,119,000	HSBC Holdings PLC (c) (h)	6.38%	(a)	36,144,626
23,500,000	HSBC Holdings PLC (c) (h)	6.88%	(a)	24,410,625
22,179,000	ING Groep N.V. (c) (h)	6.50%	(a)	21,081,139
24,500,000	ING Groep N.V. (c) (h)	6.88%	(a)	24,790,937
41,425,000	Intesa Sanpaolo S.p.A. (c) (g) (h)	7.70%	(a)	37,644,969
21,623,000	JPMorgan Chase & Co., Series I, 3 Mo. LIBOR + 3.47% (b)	5.99%	(a)	21,765,928
10,000,000	JPMorgan Chase & Co., Series R (c)	6.00%	(a)	10,075,000
7,663,000	JPMorgan Chase & Co., Series S (c)	6.75%	(a)	8,182,168
2,000,000	JPMorgan Chase & Co., Series U (c)	6.13%	(a)	2,035,500
9,660,000	JPMorgan Chase & Co., Series V (c)	5.00%	(a)	9,672,075
7,270,000	JPMorgan Chase & Co., Series X (c)	6.10%	(a)	7,399,406
18,651,000	JPMorgan Chase & Co., Series Z (c)	5.30%	(a)	18,977,392
12,100,000	Lloyds Bank PLC (c) (g)	12.00%	(a)	14,572,768
8,088,000	Lloyds Bank PLC (c)	12.00%	(a)	9,740,872
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2018
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Banks (Continued)
$37,681,000	Lloyds Banking Group PLC (c) (h)	7.50%	(a)	$38,104,911
21,000,000	Lloyds Banking Group PLC (c) (h)	7.50%	(a)	21,157,500
14,680,000	Nordea Bank Abp (c) (h)	6.13%	(a)	14,147,850
6,371,000	Nordea Bank Abp (c) (g) (h)	6.13%	(a)	6,140,051
8,310,000	Royal Bank of Scotland Group PLC (c) (h)	7.50%	(a)	8,467,890
35,300,000	Royal Bank of Scotland Group PLC (c) (h)	8.00%	(a)	36,513,437
35,300,000	Royal Bank of Scotland Group PLC (c) (h)	8.63%	(a)	37,197,375
15,000,000	Societe Generale S.A. (c) (g) (h)	6.00%	(a)	14,793,900
27,200,000	Societe Generale S.A. (c) (g) (h)	7.38%	(a)	27,642,000
15,000,000	Societe Generale S.A. (c) (g) (h)	7.88%	(a)	15,131,250
20,000,000	Societe Generale S.A. (c) (h)	7.88%	(a)	20,175,000
20,000,000	Standard Chartered PLC (c) (g) (h)	7.50%	(a)	20,275,000
20,000,000	Standard Chartered PLC (c) (g) (h)	7.75%	(a)	20,250,000
5,600,000	Swedbank AB (c) (h)	6.00%	(a)	5,495,000
43,450,000	UniCredit S.p.A. (c) (h)	8.00%	(a)	39,166,264
17,000,000	UniCredit S.p.A. (c) (g)	5.86%	06/19/32	14,593,854
42,877,000	Wells Fargo & Co., Series K, 3 Mo. LIBOR + 3.77% (b)	6.10%	(a)	43,252,174
11,000,000	Wells Fargo & Co., Series U (c)	5.88%	(a)	11,343,750
7,000,000	Zions Bancorporation, Series J (c)	7.20%	(a)	7,507,500
				1,202,828,474
	Capital Markets – 4.6%
5,175,000	Credit Suisse Group AG (c) (h)	7.13%	(a)	5,259,094
9,000,000	Credit Suisse Group AG (c) (g) (h)	7.25%	(a)	8,921,250
39,138,000	Credit Suisse Group AG (c) (g) (h)	7.50%	(a)	40,857,058
20,000,000	Credit Suisse Group AG (c) (g) (h)	7.50%	(a)	20,400,000
25,648,000	E*TRADE Financial Corp., Series A (c)	5.88%	(a)	25,583,880
13,845,000	Goldman Sachs Group (The), Inc., Series M (c)	5.38%	(a)	13,966,144
500,000	Morgan Stanley, Series J (c)	5.55%	(a)	505,625
3,000,000	UBS Group Funding Switzerland AG (c) (h)	6.88%	(a)	3,058,653
11,820,000	UBS Group Funding Switzerland AG (c) (h)	6.88%	(a)	11,701,800
18,750,000	UBS Group Funding Switzerland AG (c) (h)	7.00%	(a)	19,570,312
7,000,000	UBS Group Funding Switzerland AG (c) (h)	7.13%	(a)	7,135,009
				156,958,825
	Consumer Finance – 0.2%
6,500,000	American Express Co., Series C (c)	4.90%	(a)	6,483,750
	Diversified Financial Services – 0.4%
14,381,000	Voya Financial, Inc. (c)	5.65%	05/15/53	14,201,237
	Diversified Telecommunication Services – 1.1%
11,882,000	Koninklijke KPN N.V. (c) (g)	7.00%	03/28/73	12,375,103
22,210,000	Koninklijke KPN N.V. (c)	7.00%	03/28/73	23,131,715
				35,506,818
	Electric Utilities – 4.9%
52,342,000	Emera, Inc., Series 16-A (c)	6.75%	06/15/76	54,697,390
61,645,000	Enel S.p.A. (c) (g)	8.75%	09/24/73	66,730,713
28,783,000	PPL Capital Funding, Inc., Series A, 3 Mo. LIBOR + 2.67% (b)	5.05%	03/30/67	28,063,425
14,345,000	Southern (The) Co., Series B (c)	5.50%	03/15/57	14,344,589
				163,836,117
	Energy Equipment & Services – 0.7%
23,397,000	Transcanada Trust, Series 16-A (c)	5.88%	08/15/76	23,090,499

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2018
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Food Products – 2.5%
$7,700,000	Dairy Farmers of America, Inc. (f)	7.13%	(a)	$8,065,750
23,748,000	Land O’Lakes Capital Trust I (f)	7.45%	03/15/28	25,736,895
8,000,000	Land O’Lakes, Inc. (g)	7.00%	(a)	8,005,000
9,720,000	Land O’Lakes, Inc. (g)	7.25%	(a)	10,108,800
31,000,000	Land O’Lakes, Inc. (g)	8.00%	(a)	33,790,000
				85,706,445
	Independent Power and Renewable Electricity Producers – 0.4%
1,500,000	AES Gener S.A. (c) (g)	8.38%	12/18/73	1,523,775
10,750,000	AES Gener S.A. (c)	8.38%	12/18/73	10,920,388
				12,444,163
	Insurance – 8.7%
20,550,000	Aegon N.V. (c)	5.50%	04/11/48	19,586,719
7,800,000	AG Insurance S.A. (c)	6.75%	(a)	7,888,468
7,064,000	American International Group, Inc., Series A-9 (c)	5.75%	04/01/48	6,688,760
12,900,000	Asahi Mutual Life Insurance Co. (c)	7.25%	(a)	13,214,760
24,000,000	Assurant, Inc. (c)	7.00%	03/27/48	24,120,000
49,197,000	Catlin Insurance Co., Ltd., 3 Mo. LIBOR + 2.98% (b) (g)	5.42%	(a)	48,459,045
1,100,000	Catlin Insurance Co., Ltd., 3 Mo. LIBOR + 2.98% (b)	5.42%	(a)	1,083,500
4,200,000	CNP Assurances (c)	6.88%	(a)	4,292,039
5,983,000	Everest Reinsurance Holdings, Inc., 3 Mo. LIBOR + 2.39% (b)	4.70%	05/15/37	5,833,425
13,700,000	Fortegra Financial Corp. (c) (f)	8.50%	10/15/57	13,939,750
4,020,000	Fukoku Mutual Life Insurance Co. (c)	6.50%	(a)	4,293,863
13,195,000	Hartford Financial Services Group (The), Inc., 3 Mo. LIBOR + 2.13% (b) (g)	4.44%	02/12/47	12,172,387
22,202,000	La Mondiale SAM (c)	7.63%	(a)	22,629,277
12,057,000	Liberty Mutual Group, Inc. (c) (g)	7.80%	03/15/37	13,835,407
465,000	Liberty Mutual Group, Inc. (c) (g)	10.75%	06/15/58	684,713
9,040,000	Liberty Mutual Group, Inc., 3 Mo. LIBOR + 2.91% (b) (g)	5.24%	03/15/37	8,746,200
2,680,000	Meiji Yasuda Life Insurance, Co. (c) (g)	5.10%	04/26/48	2,659,900
25,440,000	Mitsui Sumitomo Insurance Co., Ltd. (c) (g)	7.00%	03/15/72	27,475,200
4,435,000	Prudential Financial, Inc. (c)	5.63%	06/15/43	4,518,600
20,300,000	QBE Insurance Group, Ltd. (c) (g)	7.50%	11/24/43	22,050,875
19,299,000	QBE Insurance Group, Ltd. (c)	6.75%	12/02/44	19,829,722
3,655,000	Sumitomo Life Insurance Co. (c) (g)	6.50%	09/20/73	3,920,353
6,000,000	VIVAT N.V. (c)	6.25%	(a)	5,993,640
				293,916,603
	Metals & Mining – 1.7%
12,200,000	BHP Billiton Finance USA Ltd. (c) (g)	6.25%	10/19/75	12,739,850
40,373,000	BHP Billiton Finance USA Ltd. (c) (g)	6.75%	10/19/75	43,804,705
				56,544,555
	Multi-Utilities – 0.5%
9,000,000	CenterPoint Energy, Inc., Series A (c)	6.13%	(a)	9,101,250
8,600,000	NiSource, Inc. (c) (g)	5.65%	(a)	8,440,470
				17,541,720
	Oil, Gas & Consumable Fuels – 5.1%
11,000,000	DCP Midstream L.P., Series A (c)	7.38%	(a)	10,560,000
61,498,441	Enbridge Energy Partners L.P., 3 Mo. LIBOR + 3.80% (b)	6.19%	10/01/37	61,197,407
19,167,000	Enbridge, Inc. (c)	5.50%	07/15/77	17,091,161
35,000,000	Enbridge, Inc. (c)	6.25%	03/01/78	32,855,823
13,238,000	Enbridge, Inc., Series 16-A (c)	6.00%	01/15/77	12,443,139
29,460,000	Energy Transfer Operating L.P., 3 Mo. LIBOR + 3.02% (b)	5.36%	11/01/66	25,041,000
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2018
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Oil, Gas & Consumable Fuels (Continued)
$6,300,000	Energy Transfer Operating L.P., Series B (c)	6.63%	(a)	$5,807,813
7,500,000	Enterprise Products Operating LLC, 3 Mo. LIBOR + 2.78% (b)	5.10%	06/01/67	7,444,702
				172,441,045
	Transportation Infrastructure – 0.6%
20,000,000	AerCap Global Aviation Trust (c) (g)	6.50%	06/15/45	20,600,000
	Total Capital Preferred Securities			2,286,718,065
	(Cost $2,379,987,791)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES – 0.4%
	Insurance – 0.4%
14,000,000	AmTrust Financial Services, Inc.	6.13%	08/15/23	13,152,584
	(Cost $13,966,886)

Total Investments – 99.0%	3,341,996,666
(Cost $3,459,268,779) (i)
Net Other Assets and Liabilities – 1.0%	32,375,295
Net Assets – 100.0%	$3,374,371,961

(a)	Perpetual maturity.
(b)	Floating or variable rate security.
(c)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2018. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(d)	Step-up security. A security where the coupon increases or steps up at a predetermined date.
(e)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by Stonebridge Advisors LLC, the Fund’s sub-advisor (the “Sub-Advisor”).
(f)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(g)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by the Sub-Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2018, securities noted as such amounted to $839,548,677 or 24.9% of net assets.
(h)	This security is a contingent convertible capital security which may be subject to conversion into common stock of the issuer under certain circumstances. At October 31, 2018, securities noted as such amounted to $914,773,904 or 27.1% of net assets. Of these securities, 2.0% originated in emerging markets, and 98.0% originated in foreign markets.
(i)	Aggregate cost for federal income tax purposes was $3,460,558,298. As of October 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $29,996,296 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $148,557,928. The net unrealized depreciation was $118,561,632.

LIBOR	London Interbank Offered Rate

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2018

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
$25 Par Preferred Securities:
Insurance	$ 183,373,126	$ 169,440,762	$ 13,932,364	$ —
Multi-Utilities	33,694,634	22,804,308	10,890,326	—
Other industry categories*	686,713,269	686,713,269	—	—
$100 Par Preferred Securities:
Banks	13,287,374	—	13,287,374	—
Consumer Finance	26,389,674	26,389,674	—	—
$1,000 Par Preferred Securities*	98,667,940	—	98,667,940	—
Capital Preferred Securities*	2,286,718,065	—	2,286,718,065	—
Corporate Bonds and Notes*	13,152,584	—	13,152,584	—
Total Investments	$ 3,341,996,666	$ 905,348,013	$ 2,436,648,653	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Statement of Assets and Liabilities
October 31, 2018
ASSETS:
Investments, at value (Cost $3,459,268,779)	$ 3,341,996,666
Cash	4,220,193
Receivables:
Interest	29,083,992
Investment securities sold	7,454,540
Dividends	1,166,161
Interest reclaims	284,753
Dividend reclaims	146,692
Total Assets	3,384,352,997
LIABILITIES:
Payables:
Capital shares redeemed	7,493,664
Investment advisory fees	2,487,372
Total Liabilities	9,981,036
NET ASSETS	$3,374,371,961
NET ASSETS consist of:
Paid-in capital	$ 3,520,599,508
Par value	1,798,550
Accumulated distributable earnings (loss)	(148,026,097)
NET ASSETS	$3,374,371,961
NET ASSET VALUE, per share	$18.76
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	179,855,000

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Statement of Operations
For the Year Ended October 31, 2018
INVESTMENT INCOME:
Interest	$ 150,020,292
Dividends	68,863,689
Foreign withholding tax	(179,509)
Total investment income	218,704,472
EXPENSES:
Investment advisory fees	28,999,666
Total expenses	28,999,666
NET INVESTMENT INCOME (LOSS)	189,704,806
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(19,124,062)
In-kind redemptions	2,500,266
Net realized gain (loss)	(16,623,796)
Net change in unrealized appreciation (depreciation) on investments	(225,468,777)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(242,092,573)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(52,387,767)
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Statements of Changes in Net Assets
	Year Ended 10/31/2018	Year Ended 10/31/2017
OPERATIONS:
Net investment income (loss)	$ 189,704,806	$ 114,176,261
Net realized gain (loss)	(16,623,796)	(3,659,478)
Net change in unrealized appreciation (depreciation)	(225,468,777)	80,709,412
Net increase (decrease) in net assets resulting from operations	(52,387,767)	191,226,195
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(190,356,696)
Net investment income		(114,019,342)
Return of capital	(54,410)	(292,582)
Total distributions to shareholders	(190,411,106)	(114,311,924)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	798,475,609	1,605,162,501
Cost of shares redeemed	(207,387,810)	(31,391,795)
Net increase (decrease) in net assets resulting from shareholder transactions	591,087,799	1,573,770,706
Total increase (decrease) in net assets	348,288,926	1,650,684,977
NET ASSETS:
Beginning of period	3,026,083,035	1,375,398,058
End of period	$3,374,371,961	$3,026,083,035
Accumulated net investment income (loss) at end of period		$1,198,370
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	150,305,000	70,655,000
Shares sold	40,400,000	81,250,000
Shares redeemed	(10,850,000)	(1,600,000)
Shares outstanding, end of period	179,855,000	150,305,000

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Financial Highlights
For a share outstanding throughout each period
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$ 20.13	$ 19.47	$ 18.97	$ 19.04	$ 18.21
Income from investment operations:
Net investment income (loss)	1.08	1.08	1.12	1.16 (a)	1.10
Net realized and unrealized gain (loss)	(1.37)	0.66	0.52	(0.10)	0.76
Total from investment operations	(0.29)	1.74	1.64	1.06	1.86
Distributions paid to shareholders from:
Net investment income	(1.08)	(1.08)	(1.13)	(1.13)	(1.03)
Return of capital	(0.00) (b)	(0.00) (b)	(0.01)	—	—
Total distributions	(1.08)	(1.08)	(1.14)	(1.13)	(1.03)
Net asset value, end of period	$18.76	$20.13	$19.47	$18.97	$19.04
Total return (c)	(1.47)%	9.24%	8.97%	5.75%	10.42%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 3,374,372	$ 3,026,083	$ 1,375,398	$ 413,705	$ 86,718
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	5.56%	5.54%	5.97%	6.15%	6.06%
Portfolio turnover rate (d)	24%	13%	32%	50%	91%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.01.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2018
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is a diversified open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of thirteen funds that are offering shares. This report covers the First Trust Preferred Securities and Income ETF (the “Fund”), which trades under the ticker FPE on the NYSE Arca, Inc. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are issued and redeemed for securities in which the Fund invests or for cash or, in certain circumstances, a combination of both. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.
The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek total return and to provide current income. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in preferred securities and income-producing debt securities, including corporate bonds, high-yield securities (commonly referred to as “junk” bonds) and convertible securities. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Preferred stocks, real estate investment trusts (“REITs”) and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Bonds, notes, capital preferred securities, and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2018
7)	reference data including market research publications.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2018
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2018, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
Distributions received from the Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2018, the Fund held restricted securities as shown in the following table that Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”), has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Values/Shares	Current Price	Carrying Cost	Value	% of Net Assets
Compeer Financial ACA, 6.75%	7/31/15	2,500	$1,070.00	$2,631,250	$2,675,000	0.08%
Dairy Farmers of America, Inc., 7.13%	9/15/16-8/10/17	$7,700,000	104.75	7,898,000	8,065,750	0.24
Farm Credit Bank of Texas, 6.75%	12/8/15-9/25/18	39,840	106.50	4,147,530	4,242,960	0.13
Fortegra Financial Corp., 8.50%, 10/15/57	10/12/17-3/12/18	$13,700,000	101.75	13,719,082	13,939,750	0.41

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2018
Security	Acquisition Date	Principal Values/Shares	Current Price	Carrying Cost	Value	% of Net Assets
Kinder Morgan GP, Inc., 6.22%, 8/18/57	3/21/17-10/16/17	10,000	916.97	$9,215,000	$9,169,705	0.27%
Land O’Lakes Capital Trust I, 7.45%, 3/15/28	3/20/15-5/9/18	$23,748,000	108.38	26,427,978	25,736,895	0.76
Sovereign Real Estate Investment Trust, 12.00%	5/12/14-3/22/16	4,556	1,117.50	5,906,010	5,091,330	0.15
				$69,944,850	$68,921,390	2.04%
D. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2018 and 2017, was as follows:
Distributions paid from:	2018	2017
Ordinary income	$190,356,696	$114,019,342
Capital gains	—	—
Return of capital	54,410	292,582
As of October 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(29,464,465)
Net unrealized appreciation (depreciation)	(118,561,632)
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2015, 2016, 2017, and 2018 remain open to federal and state audit. As of October 31, 2018, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2018, the Fund had $29,464,465 of non-expiring capital loss carryforwards for federal income tax purposes.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2018
primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2018, the adjustments for the Fund were as follows:
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
$(1,299,811)	$(1,143,171)	$2,442,982
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
G. New Accounting Pronouncements
On March 30, 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 “Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Earlier adoption is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.
On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Stonebridge, a majority-owned affiliate of First Trust, serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust will supervise Stonebridge and its management of the investment of the Fund’s assets and will pay Stonebridge for its services as the Fund’s sub-advisor. First Trust and Stonebridge are equally responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.85% of its average daily net assets. Stonebridge receives a sub-advisory fee equal to 0.425% of the average daily net assets of the Fund less Stonebridge’s share of the Fund’s expenses. The Sub-Advisor’s fee is paid by the Advisor out of the Advisor’s management fee. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust, owns a 51% ownership interest in Stonebridge.

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2018
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2018, the cost of purchases and proceeds from sales of investments, excluding short term investments and in-kind transactions, were $1,317,669,627 and $808,938,297, respectively.
For the fiscal year ended October 31, 2018, the cost of in-kind purchases and proceeds from in-kind sales were $135,895,101 and $56,112,325, respectively.
5. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities and other instruments determined by First Trust (the “Deposit Securities”) and generally make or receive a cash payment referred to as the “Cash Component,” which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2018
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2020.
7. Line of Credit
First Trust Preferred Securities and Income ETF, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV, has a $360 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Prior to August 28, 2018 and March 7, 2018, the commitment was $320 million and $220 million, respectively. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that a fund accesses the credit line, there would also be an interest fee charged. The Funds did not have any borrowings outstanding during the fiscal year ended October 31, 2018.
8. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:
On November 2, 2018, First Trust Short Duration Managed Municipal ETF and First Trust Ultra Short Duration Municipal ETF, each an additional series of the Trust, began trading under the ticker symbols FSMB and FUMB, respectively, on the NYSE Arca, Inc.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Preferred Securities and Income ETF (the “Fund”), one of the funds constituting First Trust Exchange-Traded Fund III, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 21, 2018
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2018 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Trust files its complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the SEC’s website at www.sec.gov.
Beginning in April 2019, the Trust will cease to disclose the Fund’s holdings on Form N-Q and will file Form N-PORT with the SEC on a monthly basis. Part F of Form N-PORT, which contains the complete schedule of the Fund’s portfolio holdings, will be made available in the same manner as Form N-Q discussed above.
Federal Tax Information
For the taxable year ended October 31, 2018, the following percentages of income dividend paid by the Fund qualifies for the dividends received deduction available to corporations and is hereby designated as qualified dividend income:
Dividends Received Deduction	Qualified Dividend Income
61.84%	26.48%
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to some or all of the Funds are identified below, but not all of the material risks relevant to each Fund are included in this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a Fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A Fund that tracks an index will be concentrated to the extent the Fund’s corresponding index is concentrated. A concentration makes a Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The Funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject a Fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a Fund uses derivative instruments such as futures contracts, options contracts and swaps, the Fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a Fund’s portfolio managers use derivatives to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.
Equity Securities Risk. To the extent a Fund invests in equity securities, the value of the Fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as

Additional Information (Continued)
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2018 (Unaudited)
the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a Fund invests in fixed income securities, the Fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a Fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a Fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the Fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Fund of Funds Risk. To the extent a Fund invests in the securities of other investment vehicles, the Fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the Fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the Fund invests.
Index Constituent Risk. Certain Funds may be a constituent of one or more indices. As a result, such a Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a Fund’s net asset value could be negatively impacted and the Fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a Fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the Fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the Fund and its shareholders.
Management Risk. To the extent that a Fund is actively managed, it is subject to management risk. In managing an actively-managed Fund’s investment portfolio, the Fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a Fund will meet its investment objective.
Market Risk. Securities held by a Fund, as well as shares of a Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.
Non-U.S. Securities Risk. To the extent a Fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

Additional Information (Continued)
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2018 (Unaudited)
Passive Investment Risk. To the extent a Fund seeks to track an index, the Fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor” or “First Trust”) on behalf of the First Trust Preferred Securities and Income ETF (the “Fund”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, on behalf of the Fund, the Advisor and Stonebridge Advisors LLC (the “Sub-Advisor”). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2019 at a meeting held on June 11, 2018. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 23, 2018 and June 11, 2018, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (all of which were index-based exchange-traded funds (“ETFs”)) compiled by Management Practice, Inc. (“MPI”), an independent source (the “Peer Group”), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor; the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; expenses of the Fund as compared to expense ratios of the funds in the Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 23, 2018, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 11, 2018 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 23, 2018 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that the Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor

Additional Information (Continued)
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2018 (Unaudited)
provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team and the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate payable by the Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from the unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Peer Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund’s Peer Group included peer funds that pay a unitary fee and because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee for the Fund was above the median total (net) expense ratio of the peer funds in the Peer Group. With respect to the Peer Group, the Board noted its prior discussions with the Advisor and MPI regarding the assembly of the Peer Group and, at the April 23, 2018 meeting, discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that there were no other actively-managed ETFs investing primarily in preferred securities and that all of the peer funds were index-based ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that none of the peer funds employed an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s description of its long-term commitment to the Fund.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2017 to the performance of the peer funds in the Peer Group and to that of benchmark indexes, including a blended benchmark index. Based on the information provided, the Board noted that the Fund outperformed the Peer Group average, each benchmark index and the blended benchmark index for the one- and three-year periods ended December 31, 2017.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to make investments in infrastructure and personnel. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2017 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board noted that FTCP, has an ownership interest in the Sub-Advisor and considered potential fall-out benefits to the Advisor from such ownership interest. The Board also considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board considered the Advisor’s compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Additional Information (Continued)
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2018 (Unaudited)
The Board considered the Sub-Advisor’s expenses in providing sub-advisory services to the Fund and noted the Sub-Advisor’s hiring of additional personnel in recent years and commitment to add additional resources if assets increase. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from the unitary fee, and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by the Sub-Advisor from its relationship with the Fund, including potential fall-out benefits to the Sub-Advisor from the ownership interest of FTCP in the Sub-Advisor. The Board noted that the Sub-Advisor does not maintain any soft-dollar arrangements. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorized and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Preferred Securities and Income ETF (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2017, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $1,236,568. This figure is comprised of $49,763 paid (or to be paid) in fixed compensation and $1,186,805 paid (or to be paid) in variable compensation. There were a total of 14 beneficiaries of the remuneration described above. Those amounts include $865,746 paid (or to be paid) to senior management of First Trust Advisors L.P. and $370,822 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii. to promote sound and effective risk management consistent with the risk profiles of the Funds managed by First Trust; and
iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the Funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.

Board of Trustees and Officers
First Trust Exchange-Traded Fund III
October 31, 2018 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 E. Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	159	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	159	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	159	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	159	Director of Covenant Transport, Inc. (May 2003 to May 2014)
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	159	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors, L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund III
October 31, 2018 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2018 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
May 2017

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Stonebridge Advisors LLC
10 Westport Road, Suite C101
Wilton, CT 06897
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund III
First Trust Managed Municipal ETF (FMB)

Annual Report
For the Year Ended
October 31, 2018

First Trust Managed Municipal ETF (FMB)
Annual Report
October 31, 2018
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust Managed Municipal ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Managed Municipal ETF (FMB)
Annual Letter from the Chairman and CEO
October 31, 2018
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Managed Municipal ETF (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2018, including a market overview and a performance analysis. We encourage you to read this report carefully and discuss it with your financial advisor.
As I mentioned in my April 2018 letter, 2017 was a very strong year for U.S. and global markets. Investors were rewarded with rising markets and very little volatility. As 2018 began, investors were hoping for another strong year in the markets. For the entire first quarter, however, increased market volatility was the norm for U.S. and global markets. The markets continued their volatility throughout the second quarter. During April and May, the Dow Jones Industrial Average (“DJIA”) closed out each month slightly down, but ended both June and July slightly up. August was a strong month for stocks, and the DJIA finished August just under its previous high in January of 2018. At the close of the third quarter in September, the markets had moved higher into positive territory. In fact, all three major U.S. indices (the Nasdaq Composite Index, the DJIA and the S& P 500® Index) hit record levels during the third quarter. In October, markets were again very volatile, surprising analysts and investors alike. Both global and U.S. markets fell on fears of slowing growth, trade wars and higher interest rates. The DJIA was down 5% for October and the MSCI EAFE Index, an index of stocks in 21 developed markets (excluding the U.S. and Canada), was down 9% for the same period.
Based on continued strong job growth and the economic outlook in the U.S., the Federal Reserve (the “Fed”) raised interest rates in March, June and September. At their September meeting, the Fed also indicated the possibility of one more rate hike in 2018 as well as three more rate hikes in 2019.
Trade tensions have had an impact on markets around the world and could continue to do so in the future. However, our economists believe that the long-term impact of U.S. tariffs will be to encourage countries to come back to the table and talk about more equal trade. Despite market volatility, we continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.
We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and by speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.
Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Managed Municipal ETF (FMB)
The primary investment objective of First Trust Managed Municipal ETF (the “Fund”) is to generate current income that is exempt from regular federal income taxes and its secondary objective is long-term capital appreciation. The Fund lists and principally trades its shares on The Nasdaq Stock Market, LLC under the ticker symbol “FMB.” Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes.
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 10/31/18	Inception (5/13/14) to 10/31/18	Inception (5/13/14) to 10/31/18
Fund Performance
NAV	-0.12%	3.59%	17.08%
Market Price	-0.14%	3.61%	17.18%
Index Performance
Bloomberg Barclays Revenue 10 Year (8-12) Index	-0.84%	2.72%	12.73%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the period indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Managed Municipal ETF (FMB) (Continued)
Sector Allocation	% of Total Investments (including cash)
Hospital	12.7%
Continuing Care Retirement Communities	12.2
Government Obligation Bond - Unlimited Tax	8.1
Water & Sewer	6.8
Insured	6.7
Higher Education	6.4
Dedicated Tax	5.5
Education	5.3
Certificates of Participation	5.0
Government Obligation Bond - Limited Tax	4.6
Gas	4.3
Special Assessment	3.3
Industrial Development Bond	2.6
Utility	2.5
Toll Road	2.1
Airport	2.0
Tax Increment	1.5
Student Housing	1.4
Local Housing	1.1
Tobacco	1.1
Skilled Nursing	0.8
Mass Transit	0.7
Other Health	0.6
Pre-refunded/Escrowed-to-maturity	0.6
Port	0.2
Stadium	0.0*
Hotel	0.0*
Cash	1.9
Total	100.0%

*	Amount is less than 0.1%.
Credit Quality(1)	% of Total Investments (including cash)
AAA	7.5%
AA+	6.4
AA	12.2
AA-	5.1
A+	9.0
A	10.2
A-	11.2
BBB+	4.5
BBB	5.4
BBB-	6.4
BB+	2.5
BB	2.2
BB-	1.0
B-	0.2
Not Rated	14.3
Cash	1.9
Total	100.0%

(1)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Managed Municipal ETF (FMB) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through October 31, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 14, 2014 (commencement of trading) through October 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
5/14/14 – 10/31/14	2	10	0	0
11/1/14 – 10/31/15	178	16	0	0
11/1/15 – 10/31/16	200	0	0	0
11/1/16 – 10/31/17	207	0	0	0
11/1/17 – 10/31/18	201	0	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
5/14/14 – 10/31/14	64	43	0	0
11/1/14 – 10/31/15	57	0	0	0
11/1/15 – 10/31/16	51	1	0	0
11/1/16 – 10/31/17	45	0	0	0
11/1/17 – 10/31/18	51	0	0	0

Portfolio Commentary
First Trust Managed Municipal ETF (FMB)
Annual Report
October 31, 2018 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Managed Municipal ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Portfolio Management Team
Tom Futrell, CFA, Senior Vice President, Senior Portfolio Manager
Johnathan N. Wilhelm, Senior Vice President, Senior Portfolio Manager
The First Trust Municipal Securities Team was formed in September of 2013 and is headed by Tom Futrell, CFA and Johnathan Wilhelm who serve as senior portfolio managers of the Fund. Messrs. Futrell and Wilhelm have a combined 50+ years of investment experience and prior to joining First Trust, served as portfolio managers of municipal bonds at Nuveen Investments and Performance Trust Investment Advisors. In addition to the Fund, the team manages/consults for a variety of investment portfolios and separately managed accounts.
Commentary
The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s primary investment objective is to generate current income that is exempt from regular federal income taxes and its secondary objective is long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes. The Fund will invest at least 65% of its net assets in municipal bonds that are investment grade rated at the time of purchase or that are unrated but deemed by the Fund’s advisor to be of comparable quality. This commentary discusses the 12-month market performance and the Fund’s performance for the 12-month period ended October 31, 2018.
Market Recap
For the 12-month period ended October 31, 2018, municipal bonds generated a total return of -0.51% as measured by the Bloomberg Barclay’s Municipal Bond Index (“BMBI”). During the same period, the Bloomberg Barclays Revenue 10 Year (8-12) Index and Bloomberg Barclays Non-Investment Grade Index produced returns of -0.84% and 4.74%, respectively. By comparison, the Bloomberg Barclays U.S. Treasury Index generated a -1.97% return during the 12-month period. The following have been major factors in explaining the municipal bond market’s performance:
•	After a record-setting year in 2017 in which new issue supply totaled $448 billion, year-to-date new issue supply through October 31, 2018 totaled $286 billion versus $333 billion for the same period last year, a decrease of 14.1%. A major reason for this year’s decline in new issue supply occurred in December 2017 when over $69 billion in new issue supply was rushed to market by issuers in the face of tax reform and the elimination of advance refunding of municipal bonds on a tax-exempt basis.
•	Municipals experienced positive, but volatile flows as expressed by retail demand. Over the 12-month period ended October 31, 2018, the municipal market has seen eight months of positive fund flows, and four months of negative fund flows. Over the same period, municipal fund flows totaled $12.6 billion versus $24.0 billion for the same period last year. (Source: Barclays, Investment Company Institute)
•	During the past year, credit fundamentals continued to be favorable. Through the 12-month period ended October 31, 2018, the par value of first-time municipal bond defaults totaled just $3.1 billion versus $33.9 billion for the same period last year. Puerto Rico and its corporate affiliates represented an outsized percentage of the total par value in 2017. The number of defaults also decreased, to just 32 versus 49 year-over-year.
•	U.S. economic fundamentals continued to be healthy and the U.S. economy has remained strong as witnessed by broad-based improvement over the past year. Inflation accelerated to a six-year high in July 2018 (the Consumer Price Index year-over-year in July was 2.9%), the unemployment rate fell to its lowest level since 1969 (3.7%), and both consumer and small business confidence advanced to multi-decade high levels. Interest rates moved higher, with the 10-year Treasury bond increasing in yield from 2.38% on October 31, 2017 to 3.16% by October 31, 2018, a 78 basis point (“bps”) increase. In comparison, 10-year municipal bonds outperformed 10-year U.S. Treasuries. According to data prepared by Municipal Market Data, 10-year “AAA” municipal yields increased 72 bps from 2.01% on October 31, 2017 to 2.73% by October 31,2018.

Portfolio Commentary (Continued)
First Trust Managed Municipal ETF (FMB)
Annual Report
October 31, 2018 (Unaudited)
Performance Analysis
The Fund’s net asset value (“NAV”) and market performance for the 12-month period ended October 31, 2018 were -0.12% and -0.14%, respectively, versus the Bloomberg Barclays Revenue 10 Year (8-12) Index (the “Benchmark”) return of -0.84% during the same period.
The Fund’s monthly distribution of $0.1125 on October 31, 2018 represented a tax-exempt annualized distribution rate of 2.60% (4.40% taxable equivalent yield) based on the Fund’s closing market price of $51.83. The Fund’s distribution rate is not constant and is subject to change over time based on the performance of the Fund and general market conditions.
From a portfolio construction perspective, the Fund maintains an underweight position in the highest quality issuers (“AA” rated and higher) versus the Benchmark and is overweight the Benchmark in terms of “BBB”, as well as below investment-grade and non-rated bonds. The Fund may allocate up to 35% of its net assets to credits that are either rated below investment-grade or are non-rated and deemed to be of comparable quality at the time of purchase. We believe these bonds tend to carry higher income cushions than their high-quality counterparts which can help insulate the investment against interest rate risk without materially increasing default potential. As of October 31, 2018, the Fund’s weighted-average credit quality was approximately “A-/A3”, which is lower than the Benchmark with a stated average credit rating of “AA3/A1”. The Fund’s investments in “BBB” rated bonds, as well as, sub-investment grade and non-rated municipal securities generated strong performance for the trailing twelve months. Lower investment-grade and below investment grade and non-rated strategies generally benefited from credit spread compression throughout most of the trailing 12-month period, positively contributing to the Fund’s NAV outperformance relative to the Benchmark. Given the fact that investment-grade municipal credit spreads are near their lowest levels since the onset of the financial crisis, we currently favor “A” rated bonds over “BBB” rated bonds. High-yield municipal risk premiums are currently below their long-term historical average; however, and we continue to find value in select high yield bonds after rigorous credit research and selection.
We continued to see value in revenue bonds issued by essential service providers. Our focus is on issuers that meet basic infrastructure needs and provide needed essential services within their respective communities. Revenue bond sectors we overweight include healthcare, senior living, higher education and charter schools. Beyond the borrower’s essentiality, we also look for issuers who have a growing market share, increasing utilization, and growing cash flow as this provides added insulation against credit erosion and the potential for credit rating improvement over time. Revenue bond sectors that positively contributed to the Fund’s performance over the past twelve months included senior living facilities, education (charter schools), toll roads and special assessment districts. We continue to underweight general obligation bonds relative to our Benchmark.
Over the fiscal year, we continued to maintain the Fund’s intermediate duration profile. The Fund’s modified duration was 5.25 years as of October 31, 2018, which was shorter than the Benchmark’s at 5.65 years. The Fund was overweight the Benchmark in bonds with modified durations of 5 to 7 years and underweight the Benchmark in bonds with modified durations of under 5 years, and 7 years and longer. Because we believe that the very short end of the municipal yield curve could be the most vulnerable to the volatility associated with a Federal Reserve (the “Fed”) rate hike, we have limited the Fund’s exposure to bonds that mature in 1 to 4 years. The Fund’s underweight in longer duration bonds relative to the Benchmark is the result of our view that in rising rate environments, longer duration strategies, which are more interest rate sensitive, generally see the heaviest fund outflows resulting in their respective bond valuations being hardest hit.
Market Outlook
The Federal Open Market Committee (“FOMC”) rounded out the third quarter of 2018 with a 25 bps increase to the federal funds rate in September. This was the third rate hike of 2018 and the eighth increase of the federal funds rate since the Fed began its tightening in December 2015. The FOMC has indicated that it will continue to tighten monetary policy at a gradual pace, supported by future economic data. We expect another increase to the federal funds rate of 25 bps in December 2018, based on strong gross domestic product growth, healthy employment and wage gains, and inflation continuing to be at or above the Fed’s 2% target. In addition, we believe the Fed will continue the process of continuing to shrink its balance sheet in line with its previously announced plan. We also maintain our view that the 10-year U.S. Treasury yield will end the year between 3.00% and 3.25%. The Fed has indicated that continuing rate action will be dependent on supportive economic data, fiscal stimulus, and inflation expectations.
We believe technical factors should be less positive for the municipal bond market. As demonstrated by fund flow data provided by Lipper, mutual fund and ETFs fund flows have recently turned to outflows, which has the effect of pressuring municipal bond prices as funds sell bonds to raise cash to meet shareholder redemptions. With our expectation for gradually higher interest rates, we believe flows into municipal bond funds will likely continue to be volatile during the remainder of 2018. Given the relative attractiveness of risk-adjusted municipal yields versus other asset classes, we believe sustained outflows, which lead to higher yields, will ultimately be viewed by investors as an attractive buying opportunity. Even though year-to-date new issue supply decreased 14.1% from the same

Portfolio Commentary (Continued)
First Trust Managed Municipal ETF (FMB)
Annual Report
October 31, 2018 (Unaudited)
period in 2017, the November-December time frame could bring an increase as historical seasonal trends suggest public finance bankers could bring more deals as year-end approaches, in our opinion.
We expect municipal credit quality to remain stable as trends have been favorable over the past year. Municipal credit quality continued its positive trend year-to-date through October 31, 2018 as evidenced by the fact that just 25 borrowers defaulted for the first time compared to 38 during the same period in 2017. Data available through the second quarter of 2018 also shows favorable credit rating trends, with more Moody’s credit rating upgrades than downgrades.
We maintain positive sector outlooks for senior living, toll roads, airports and special tax districts backed by residential real estate assets. We believe senior living projects, tax increment projects, and special assessment districts should all benefit from a continued recovery and growth in the U.S. residential real estate markets, especially in growing demographic areas such as California, Colorado, Texas and Florida. We continue to exercise caution on hospitals, especially those located in states that adopted the Affordable Care Act and possess high exposures to Medicaid coupled with weak operating cash flow and debt service coverage. We expect expense growth to exceed revenue growth for many hospitals, which should decrease operating cash flow margins and debt service coverage. We are also likely to remain underweight corporate backed municipal bonds due to relatively tight spreads and low yields offered by this sector.
Given our expectation for gradually higher yields, we continue to position the Fund in the intermediate portion of the yield curve. We believe bonds in this area of the curve are typically less interest-rate sensitive, benefit from the steeper yield curve slope, and are less sensitive to Fed rate hikes than shorter dated bonds. Specifically, we currently favor bonds with maturities of 5-12 years, as well as bonds maturing in 13-20 years, but priced to a 6-9 year call. We continue to favor essential service revenue bond sectors such as charter schools, special assessment bonds, senior living, and electric and gas utilities. We will predominantly invest in projects in which we receive a first mortgage or tax lien, as well as a gross revenue pledge. With this as a backdrop, we continue to practice the discipline of our investment process where we perform fundamental credit analysis and quantitative total return scenario analysis on individual bonds and the portfolio as a whole, looking for bonds that can provide both high income and attractive total return potential over time.

First Trust Managed Municipal ETF (FMB)
Understanding Your Fund Expenses
October 31, 2018 (Unaudited)
As a shareholder of the First Trust Managed Municipal ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2018.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio Based on the Six-Month Period (a)	Expenses Paid During the Six-Month Period (b)
First Trust Managed Municipal ETF (FMB)
Actual	$1,000.00	$1,003.20	0.50%	$2.52
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55

(a)	These expense ratios reflect expense waivers. See Note 3 in the Notes to Financial Statements.
(b)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2018 through October 31, 2018), multiplied by 184/365 (to reflect the six-month period).

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments
October 31, 2018
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS – 97.5%
	Alabama – 0.3%
$500,000	AL St Port Auth Docks Facs Rev Ref Docks Facs Rev, Ser A, AGM, AMT	5.00%	10/01/25	$553,125
600,000	Mobile AL Impt Dist Sales Tax Rev Mcgowin Park Proj, Ser A	5.00%	08/01/25	609,342
				1,162,467
	Arizona – 1.9%
1,205,000	AZ Brd of Rgts Univ AZ Sys Rev Green Bond, Ser B	5.00%	06/01/28	1,384,027
375,000	AZ St Indl Dev Auth Edu Rev Ref Basis Sch Projs, Ser D (a)	5.00%	07/01/37	378,124
750,000	AZ St Indl Dev Auth Edu Rev Ref Basis Schs Projs, Ser A (a)	4.00%	07/01/21	751,470
555,000	AZ St Indl Dev Auth Edu Rev Ref Basis Schs Projs, Ser A (a)	5.00%	07/01/26	581,585
200,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Greathearts Arizona Projs, Ser C	5.00%	07/01/25	224,632
500,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Horizon Cmnty Learning Ctr Proj	5.00%	07/01/35	507,920
500,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Paradise Schs Projs Paragon Mgmt Inc (a)	4.00%	07/01/26	501,390
1,475,000	Maricopa Cnty AZ Spl Hlth Care Dist Aka Maricopa Integrated Hlth Sys, Ser C	5.00%	07/01/27	1,699,760
500,000	Phoenix AZ Indl Dev Auth Edu Rev Fac Legacy Traditional Schs Projs, Ser A (a)	4.00%	07/01/26	491,230
200,000	Phoenix AZ Indl Dev Auth Student Hsg Rev Ref Downtown Phoenix Student Hsg LLC AZ St Univ Proj, Ser A	5.00%	07/01/26	222,134
510,000	Pima Cnty AZ Indl Dev Auth Edu Rev Fac American Leadership Academy Proj (a)	4.00%	06/15/22	511,688
400,000	Pima Cnty AZ Indl Dev Auth Edu Rev Ref Fac American Leadership Academy Proj (a)	4.60%	06/15/25	408,220
500,000	Tempe AZ Indl Dev Auth Rev Mirabella at ASU Proj, Ser A (a)	6.00%	10/01/37	535,585
275,000	Yavapai Cnty AZ Indl Dev Auth Hosp Fac Ref Yavapai Regl Med Ctr	5.00%	08/01/23	300,556
				8,498,321
	California – 7.7%
320,000	Abag CA Fin Auth For Nonprofit Corps Ref Episcopal Sr Cmntys, Ser B	5.00%	07/01/23	350,774
1,000,000	CA Sch Fin Auth Sch Fac Rev Alliance Clg Ready Pub Schs Proj, Ser C	4.50%	07/01/26	1,068,060
455,000	CA Sch Fin Auth Sch Fac Rev Ref Hlth Learning Proj, Ser A (a)	4.00%	07/01/26	471,712
800,000	CA Sch Fin Auth Sch Fac Rev Ref Hlth Learning Proj, Ser A (a)	5.00%	07/01/32	864,744
850,000	CA St Cmnty Clg Fing Auth Clg Hsg Rev Orange Coast Pptys LLC Orange Coast Clg Proj	5.25%	05/01/43	913,104
165,000	CA St Hlth Facs Fing Auth Rev Adventist Hlth Sys West, Ser A	4.00%	03/01/33	167,419
400,000	CA St Hlth Facs Fing Auth Rev Ref Sutter Hlth, Ser B	5.00%	11/15/33	453,996
600,000	CA St Hlth Facs Fing Auth Rev Sutter Hlth, Ser A	5.00%	11/15/33	687,198
445,000	CA St Muni Fin Auth Chrt Sch Lease Rev Vista Chrt Middle Sch Proj (b)	5.38%	07/01/34	445,716
700,000	CA St Muni Fin Auth Chrt Sch Rev Palmdale Aerospace Academy Proj (a)	4.00%	07/01/26	706,223
200,000	CA St Muni Fin Auth Rev Channing House Proj, Ser B	5.00%	05/15/37	225,850
500,000	CA St Muni Fin Auth Rev Ref Eisenhower Med Ctr, Ser A	5.00%	07/01/34	544,685
680,000	CA St Muni Fin Auth Rev Ref Retmnt Hsg Fdtn Oblig Grp, Ser A	5.00%	11/15/27	774,234
650,000	CA St Muni Fin Auth Rev Sr Lien Linxs Apm Proj, Ser A, AMT	5.00%	06/30/28	731,010
2,500,000	CA St Ref Various Purpose	5.00%	10/01/25	2,889,375
500,000	CA St Ref, Ser C	5.00%	09/01/32	561,655
500,000	CA St Sch Fin Auth Chrt Sch Rev Summit Pub Schs (a)	5.00%	06/01/37	533,750
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2018
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$1,000,000	CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr, Ser A (a)	5.00%	12/01/30	$1,060,110
220,000	CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr, Ser A (a)	5.00%	12/01/33	230,571
800,000	CA Stwd Cmntys Dev Auth Rev Ref CA Baptist Univ, Ser A (a)	3.00%	11/01/22	800,312
500,000	CA Stwd Cmntys Dev Auth Rev Ref CA Baptist Univ, Ser A (a)	5.00%	11/01/32	549,760
100,000	CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	5.00%	04/01/30	112,555
195,000	CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	5.00%	04/01/31	218,568
400,000	CA Stwd Cmntys Dev Auth Rev Ref Lancer Eductnl Student Hsg Proj, Ser A (c)	4.00%	06/01/21	406,540
1,160,000	Etiwanda CA Sch Dist Cmnty Facs Dist #9 Spl Tax Ref	5.00%	09/01/35	1,285,060
500,000	Foothill-De Anza CA Cmnty Clg Dist Ref, COPS	5.00%	04/01/32	557,535
1,000,000	Golden St Tobacco Securitization Corp CA Tobacco Settlement Ref, Ser A-1	5.25%	06/01/47	1,006,430
1,360,000	Hawthorne CA Cmnty Redev Agy Successor Agy Tax Allocation Ref Sub, AGM	5.00%	09/01/32	1,523,241
2,870,000	Kaweah CA Delta Hlth Care Dist Rev, Ser B	5.00%	06/01/40	3,049,863
210,000	La Verne CA Ref Brethren Hillcrest Homes, COPS	5.00%	05/15/22	227,808
825,000	Lammersville CA Jt Unif Sch Dist Spl Tax Cmnty Facs Dist #2014-1 Impt Area #1 Mountain House Sch Facs	5.00%	09/01/42	882,659
835,000	Live Oak CA Sch Dist Santa Cruz Cnty Ref	5.00%	08/01/30	946,556
45,000	Long Beach CA Bond Fin Auth Nat Gas Purchase Rev, Ser A	5.25%	11/15/23	49,899
400,000	Los Angeles CA Dept of Arpts Arpt Rev Sub Los Angeles Intl Arpt, Ser B, AMT	5.00%	05/15/31	444,476
100,000	Marina CA Redev Agy Successor Agy Tax Allocation Hsg, Ser B	5.00%	09/01/33	108,565
325,000	Menifee CA Union Sch Dist Pub Fing Auth Spl Tax Rev Ref, Ser A	5.00%	09/01/28	364,650
1,110,000	Montebello CA Pub Fing Auth Rev Montebello Home2 Suites Hilton Hotel Proj, Ser A	5.00%	06/01/32	1,233,254
560,000	River Islands CA Pub Fing Auth Spl Tax Ref Cmnty Facs Dist #2003-1	5.38%	09/01/31	592,374
200,000	Sacramento CA Transient Occupapancy Tax Rev Sub Convention Ctr Complex, Ser C	5.00%	06/01/32	229,142
500,000	Sacramento CA Transient Occupapancy Tax Rev Sub Convention Ctr Complex, Ser C	5.00%	06/01/35	561,455
350,000	San Diego Cnty CA Limited Rev Obligs Ref Sanford Burnham Prebys Med Discovery Institute, Ser A	5.00%	11/01/25	399,816
600,000	San Diego Cnty CA Limited Rev Obligs Ref Sanford Burnham Prebys Med Discovery Institute, Ser A	5.00%	11/01/26	680,088
945,000	San Diego Cnty CA Regl Arpt Auth Sr, Ser B, AMT	5.00%	07/01/30	1,027,943
1,250,000	San Diego Cnty CA Regl Transprtn Commission, Ser A	5.00%	04/01/35	1,418,600
1,000,000	San Francisco CA City & Cnty Arpts Commn Intl Arpt Rev Ref, Ser D, AMT	5.00%	05/01/22	1,090,580
280,000	San Francisco City & Cnty CA Redev Agy Successor Agy Tax Ref Mission Bay N Redev Proj, Ser A	5.00%	08/01/35	313,104
100,000	Temecula Vly Unif Sch Dist Fing Auth CA Spl Tax Rev, BAM	5.00%	09/01/34	110,297
1,050,000	Victor CA Elem Sch Dist Cmnty Facs Dist Spl Tax Ref 2005-1, BAM	5.00%	09/01/46	1,147,471
				35,018,787
	Colorado – 4.6%
500,000	Base Vlg Met Dist #2 CO Ref, Ser A (b)	5.50%	12/01/36	495,625
455,000	Buffalo Ridge CO Met Dist Ref & Impt Sr, Ser A, BAM	5.00%	12/01/25	512,962

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2018
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Colorado (Continued)
$250,000	Buffalo Ridge CO Met Dist Ref & Impt Sr, Ser A, BAM	5.00%	12/01/26	$283,145
500,000	Castle Oaks CO Met Dist #3 Ref (b)	5.00%	12/01/37	491,530
500,000	Centerra CO Met Dist #1 Spl Rev Dist #1 (c)	5.00%	12/01/22	532,975
1,000,000	Centerra CO Met Dist #1 Spl Rev Dist #1 (c)	5.00%	12/01/29	1,054,160
300,000	CO St Hlth Facs Auth Hosp Rev Ref Frasier Meadows Retmnt Cmnty Proj, Ser A	5.00%	05/15/25	324,807
350,000	CO St Hlth Facs Auth Hosp Rev Ref Frasier Meadows Retmnt Cmnty Proj, Ser A	5.00%	05/15/26	378,962
605,000	CO St Hlth Facs Auth Rev Ref Covenant Retmnt Cmntys, Ser A	5.00%	12/01/27	646,570
525,000	CO St Hlth Facs Auth Rev Ref Covenant Retmnt Cmntys, Ser A	5.00%	12/01/33	552,237
500,000	Copperleaf CO Met Dist #2 Ref (b)	5.25%	12/01/30	520,530
2,000,000	Crowfoot Vly Ranch Met Dist #2 CO, Ser A (b)	5.63%	12/01/38	1,934,520
1,000,000	Denver CO City & Cnty Dedicated Tax Rev, Ser A-1	5.00%	08/01/41	1,098,830
90,000	Denver CO Convention Ctr Hotel Auth Rev Ref Sr	5.00%	12/01/24	98,885
600,000	Denver CO Hlth & Hosp Auth 550 Acoma Inc, COPS	5.00%	12/01/26	665,082
55,000	E-470 CO Pub Highway Auth Capital Appreciation Sr, Ser B, NATL-RE	(d)	09/01/22	49,724
250,000	Harvest Junction CO Met Dist Ref & Impt	5.00%	12/01/30	256,383
860,000	Lakes at Centerra Met Dist No 2 CO Impt, Ser A (b)	4.63%	12/01/27	853,361
100,000	Lorson Ranch Met Dist #2 CO	4.00%	12/01/24	106,954
170,000	Lorson Ranch Met Dist #2 CO	5.00%	12/01/27	188,312
1,000,000	North Park Met Dist #1 Spl Rev, Ser A-2	5.13%	12/01/28	999,570
2,460,000	Park Creek CO Met Dist Rev Ref Sr Limited Property Tax Supported, Ser A	5.00%	12/01/24	2,751,854
150,000	Park Creek CO Met Dist Rev Ref Sr Limited Property Tax Supported, Ser A	5.00%	12/01/34	163,311
155,000	Park Creek CO Met Dist Rev Ref Sr Limited Property Tax Supported, Ser A	5.00%	12/01/35	167,747
30,000	Park Creek CO Met Dist Rev Sr, Ser A, NATL-RE	5.00%	12/01/24	33,559
500,000	Parker Homestead Met Dist CO Ref (b)	5.63%	12/01/44	518,840
1,000,000	Prairie Ctr CO Met Dist #3 Ltd Property Tax Supported Pri Ref, Ser A (c)	4.13%	12/15/27	996,580
160,000	Pub Auth for CO St Energy Nat Gas Purchase Rev	6.13%	11/15/23	181,050
550,000	Serenity Ridge CO Met Dist #2 Ref, Ser A (b)	5.13%	12/01/37	554,862
750,000	Sierra Ridge Met Dist No 2 CO Sr, Ser A (b)	4.50%	12/01/31	717,060
500,000	Southglenn CO Met Dist Spl Rev Ref (b)	5.00%	12/01/30	504,150
175,000	Sterling Hills CO W Met Dist Ref	5.00%	12/01/32	189,875
1,800,000	Takoda CO Met Dist Ref	6.00%	12/01/36	2,030,814
				20,854,826
	Connecticut – 1.7%
250,000	CT St Hlth & Eductnl Facs Auth Rev Fairfield Univ, Ser Q-1	5.00%	07/01/46	268,225
1,000,000	CT St Hlth & Eductnl Facs Auth Rev Quinnipiac Univ Ref, Ser M	5.00%	07/01/36	1,088,800
1,000,000	CT St Hlth & Eductnl Facs Auth Rev Ref Fairfield Univ, Ser S	5.00%	07/01/26	1,133,060
2,250,000	CT St Hlth & Eductnl Facs Auth Rev Ref Quinnipiac Univ, Ser L	5.00%	07/01/31	2,477,048
1,445,000	CT St, Ser A	5.00%	04/15/29	1,590,179
500,000	Hamden CT, BAM	6.00%	08/15/33	592,310
500,000	Harbor Point CT Infrastructure Impt Dist Spl Oblg Rev Ref Harbor Point Proj Limited (a)	5.00%	04/01/39	516,625
				7,666,247
	District of Columbia – 0.7%
3,000,000	DC Wtr & Swr Auth Pub Utility Rev Ref Sub Lien, Ser A	5.00%	10/01/36	3,328,740
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2018
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida – 7.3%
$150,000	Belle Isle FL Chrt Sch Lease Rev Cornerstone Chrt Academy & Cornerstone Chrt High Sch	5.50%	10/01/22	$157,412
300,000	Bexley CDD FL Spl Assmnt Rev	4.10%	05/01/26	296,874
210,000	Bonterra Cmnty Dev Dist FL Spl Assmnt Sr, Ser A-1	3.13%	05/01/26	203,496
500,000	Brookstone CDD FL Spl Assmnt Rev CDD (a)	3.88%	11/01/23	496,300
605,000	Broward Cnty FL Fuel Sys Rev Ft Lauderdale Fuel Facs, Ser A, AGM, AMT	5.00%	04/01/22	648,850
250,000	Citizens Property Insurance Corp FL, Ser A-1	5.00%	06/01/22	269,495
25,000	Escambia Cnty FL Hlth Facs Auth Baptist Hosp Inc Proj, Ser A	5.00%	08/15/19	25,548
280,000	Escambia Cnty FL Hlth Facs Auth Baptist Hosp Inc Proj, Ser A	5.50%	08/15/24	294,773
575,000	Harmony FL CDD Capital Impt Rev Ref, Ser 2015	4.75%	05/01/25	574,362
365,000	Heritage Harbour FL N CDD Capital Impt Rev Ref Sr Lien, Ser A-1, AGM	5.00%	05/01/25	398,565
125,000	Hollywood FL Cmnty Redev Agy Redev Rev Ref	5.00%	03/01/23	135,130
1,000,000	Jacksonville FL Hlth Care Facs Rev Ref Baptist Hlth	5.00%	08/15/35	1,110,960
1,500,000	Jacksonville FL Spl Rev Ref Spl Rev, Ser A	5.00%	10/01/31	1,671,870
1,000,000	Jacksonville FL Spl Rev Ref Spl Rev, Ser B	5.00%	10/01/28	1,150,580
1,230,000	Lakeland FL Hosp Sys Rev Lakeland Regl Hlth	5.00%	11/15/33	1,331,672
1,395,000	Mediterra FL S CDD Capital Impt Rev Ref	5.10%	05/01/31	1,470,218
500,000	Miami FL Hlth Facs Auth Ref Miami Jewish Hlth Sys Oblig Grp	5.00%	07/01/23	543,200
520,000	Miami FL Hlth Facs Auth Ref Miami Jewish Hlth Sys Oblig Grp	5.00%	07/01/25	572,146
500,000	Miami FL Spl Oblig Ref (a)	5.00%	03/01/30	542,635
375,000	Miami World Ctr CDD FL Spl Assmnt (a)	4.00%	11/01/23	378,206
275,000	Miami World Ctr CDD FL Spl Assmnt (a)	4.75%	11/01/27	280,769
515,000	Miami-Dade Cnty FL Aviation Rev Ref, Ser A, AMT	5.00%	10/01/27	554,135
1,000,000	Miami-Dade Cnty FL Eductnl Facs Auth Rev Ref Univ Miami, Ser A	5.00%	04/01/31	1,105,430
445,000	Miami-Dade Cnty FL Indl Dev Auth Doral Academy Proj	5.00%	01/15/25	479,332
550,000	Miami-Dade Cnty FL Indl Dev Auth Doral Academy Proj	5.00%	01/15/32	581,113
1,210,000	Miami-Dade Cnty FL Indl Dev Auth Doral Academy Proj	5.00%	01/15/37	1,260,651
1,080,000	Miami-Dade Cnty FL Spl Oblig Sub Ref	5.00%	10/01/35	1,185,624
565,000	Nthrn Palm Beach Cnty FL Impt Dist	3.25%	08/01/22	563,994
355,000	Nthrn Palm Beach Cnty FL Impt Dist	5.00%	08/01/37	364,077
680,000	Orange Cnty FL Hlth Facs Auth Rev Presbyterian Retmnt Cmntys Proj	5.00%	08/01/29	729,354
345,000	Orange Cnty FL Hlth Facs Auth Rev Presbyterian Retmnt Cmntys Proj	5.00%	08/01/34	364,896
70,000	Orange Cnty FL Hlth Facs Auth Rev Ref Mayflower Retmnt Ctr	5.00%	06/01/32	72,270
4,135,000	Orange Cnty FL Hlth Facs Auth Rev Ref Orlando Hlth Inc, Ser A	5.00%	10/01/36	4,485,979
825,000	Orange Cnty FL Hlth Facs Auth Rev Ref Presbyterian Retmnt Cmntys	5.00%	08/01/31	892,427
1,000,000	Orange Cnty FL Hlth Facs Auth Rev Ref Presbyterian Retmnt Cmntys	5.00%	08/01/41	1,062,570
305,000	Palm Beach Cnty FL Hlth Facs Auth Rev Lifespace Cmntys Inc, Ser B	5.00%	05/15/31	321,452
55,000	Port Saint Lucie FL Cmnty Redev Agy Rev Ref	5.00%	01/01/23	60,198
725,000	Sarasota Cnty FL Hlth Facs Auth Retmnt Fac Rev Ref Vlg of Isle Proj	5.00%	01/01/25	776,903
120,000	Sarasota Cnty FL Hlth Facs Auth Retmnt Fac Rev Ref Vlg of Isle Proj	5.00%	01/01/26	128,951
150,000	Sarasota Cnty FL Hlth Facs Auth Retmnt Fac Rev Ref Vlg of Isle Proj	5.00%	01/01/31	158,213
100,000	Sarasota Cnty FL Hlth Facs Auth Retmnt Fac Rev Ref Vlg of Isle Proj	5.00%	01/01/32	105,122
2,250,000	SE Overtown Park W Cmnty Redev Agy FL Tax, Ser A-1 (a)	5.00%	03/01/30	2,418,390

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2018
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida (Continued)
$500,000	Six Mile Creek FL CDD Capital Impt Rev Ref Assmnt Area 2 Phase 2, Ser B	5.35%	11/01/29	$486,240
500,000	Tallahassee FL Energy Sys Rev Energy Sys	5.00%	10/01/29	565,960
1,500,000	Tallahassee FL Energy Sys Rev Energy Sys	5.00%	10/01/30	1,695,255
250,000	Timber Creek CDD FL Spl Assmnt Rev (a)	4.13%	11/01/24	247,448
100,000	UCF Stadium Corp FL Rev Ref, Ser A	5.00%	03/01/24	111,554
75,000	Vlg FL CDD #6 Spl Assmnt Rev Ref	4.00%	05/01/25	77,471
				33,408,070
	Georgia – 2.7%
650,000	Atlanta GA Tax Allocation Ref Eastside Proj	5.00%	01/01/30	716,904
315,000	East Point GA Tax Allocation Ref	5.00%	08/01/21	337,507
1,085,000	Fulton Cnty GA Rsdl Care Facs Elderly Auth Retmnt Fac Rev Ref Lenbrook Sq Fdtn Inc	5.00%	07/01/31	1,148,603
2,530,000	GA St Ref, Ser F	5.00%	07/01/25	2,926,046
40,000	Gainesville & Hall Cnty GA Hosp Auth Ref NE GA Hlth Sys Inc Proj, Ser A	5.00%	02/15/26	44,838
175,000	Main Street Nat Gas Inc GA Gas Rev, Ser A	5.50%	09/15/23	195,603
775,000	Marietta GA Dev Auth Ref Univ Facs Life Univ, Ser A (a)	5.00%	11/01/27	839,782
560,000	Priv Clgs & Univs Auth GA Mercer Univ Proj, Ser C	5.25%	10/01/27	596,590
925,000	Priv Clgs & Univs Auth GA Savannah Clg of Art & Design Proj	5.00%	04/01/33	990,980
4,125,000	Priv Clgs & Univs Auth GA Savannah Clg of Art & Design Proj	5.00%	04/01/44	4,350,555
				12,147,408
	Guam – 0.1%
245,000	Guam Govt Business Privilege Tax Rev, Ser B-1	5.00%	01/01/37	252,274
300,000	Guam Port Auth Port Rev, Ser B, AMT	5.00%	07/01/32	317,907
75,000	Guam Pwr Auth Rev Ref, Ser A, AGM	5.00%	10/01/20	78,625
				648,806
	Hawaii – 0.7%
195,000	HI St Dept of Budget & Fin Spl Purpose Rev Ref HI Pacific Hlth Oblig Grp, Ser B	5.00%	07/01/30	210,701
110,000	HI St Pacific Hlth Spl Purpose Rev, Ser B	5.63%	07/01/30	116,267
500,000	Honolulu City & Cnty HI Wstwtr Sys Rev Ref Junior, Ser A	5.00%	07/01/20	523,490
2,450,000	Honolulu City & Cnty HI Wstwtr Sys Rev Ref Sr First Bd Resolution, Ser B	4.00%	07/01/32	2,532,467
				3,382,925
	Idaho – 0.6%
1,000,000	ID St Hlth Facs Auth Rev Ref Madison Memorial Hosp	5.00%	09/01/37	1,033,960
255,000	ID St Hlth Facs Auth Rev Ref Vly Vista Care Corp, Ser A	5.00%	11/15/32	259,636
985,000	ID St Hlth Facs Auth Rev St Lukes Hlth Sys Proj, Ser A	5.00%	03/01/44	1,048,345
500,000	ID St Hlth Facs Auth Rev Trinity Hlth Ref, Ser D	5.00%	12/01/33	536,510
				2,878,451
	Illinois – 3.8%
1,000,000	Bolingbrook IL Ref, Ser A, AGM	5.00%	01/01/30	1,110,060
1,000,000	Bolingbrook IL Ref, Ser A, AGM	5.00%	01/01/31	1,105,120
130,000	Chicago IL Brd of Edu Cap Apprec Sch Reform, Ser B-1	(d)	12/01/22	112,657
500,000	Chicago IL Brd of Edu Ref Dedicated, Ser C	5.00%	12/01/30	512,825
1,975,000	Chicago IL Brd of Edu Ref, Ser F	5.00%	12/01/31	1,983,808
625,000	Chicago IL Brd of Edu, Ser A	5.50%	12/01/39	635,219
305,000	Chicago IL O’Hare International Arpt Rev Ref Gen Sr Lien, Ser A, AMT	5.00%	01/01/30	331,135
400,000	Chicago IL O’Hare International Arpt Rev, Ser C, AMT	5.00%	01/01/34	431,380
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2018
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Illinois (Continued)
$160,000	Chicago IL Ref Proj, Ser A	5.00%	01/01/27	$167,846
710,000	Chicago IL Ref Proj, Ser A	5.00%	01/01/35	729,113
500,000	Chicago IL Ref, Ser A	5.63%	01/01/29	556,825
150,000	Chicago IL Ref, Ser C	4.00%	01/01/22	151,595
70,000	Chicago IL Ref, Ser C	5.00%	01/01/22	73,223
500,000	Chicago IL Ref, Ser C	5.00%	01/01/25	534,085
270,000	Chicago IL Ref, Ser C	5.00%	01/01/26	289,265
40,000	Chicago IL Ref, Ser C	5.00%	01/01/38	41,038
285,000	Chicago IL Ref, Ser C, CABS	(d)	01/01/22	253,787
100,000	Chicago IL Ref, Ser C, CABS	(d)	01/01/24	81,257
505,000	Hampshire IL Spl Svc Area #14 Spl Tax Ref Lakewood Crossing, BAM	4.00%	03/01/25	519,499
230,000	IL St	5.00%	05/01/23	239,669
500,000	IL St Fin Auth Rev Loc Govt Program E Prairie Sch Dist #73 Proj, BAM	5.00%	12/01/30	555,025
70,000	IL St Fin Auth Rev Ref Lifespace Cmntys, Ser A	5.00%	05/15/24	75,205
845,000	IL St Fin Auth Rev Ref Mercy Hlth System Obligated Grp	5.00%	12/01/33	915,853
1,010,000	IL St Fin Auth Rev Sthrn IL Hlth Care, Ser A	5.00%	03/01/47	1,070,620
600,000	IL St Fin Auth Student Hsg & Academic Fac Rev Chf Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/26	656,604
500,000	IL St Fin Auth Student Hsg & Academic Fac Rev Chf Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/27	549,365
315,000	IL St Fin Auth Student Hsg & Academic Fac Rev Chf Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/32	339,576
80,000	IL St Ref	4.00%	08/01/25	78,695
470,000	IL St, Ser A	4.00%	01/01/25	465,173
1,500,000	IL St, Ser A	5.00%	12/01/26	1,559,565
520,000	IL St, Ser D	5.00%	11/01/24	541,575
820,000	IL St, Ser D	5.00%	11/01/26	852,866
				17,519,528
	Indiana – 1.3%
1,000,000	Evansville IN Mf Hsg Rev Silver Birch Evansville Proj	5.45%	01/01/38	960,860
110,000	IN St Fin Auth Rev BHI Sr Living	5.50%	11/15/31	116,609
800,000	IN St Fin Auth Rev Eductnl Facs Rock Creek Cmnty Academy Proj, Ser A (a)	5.25%	07/01/28	793,368
1,000,000	IN St Fin Auth Rev Eductnl Facs Rock Creek Cmnty Academy Proj, Ser A (a)	5.88%	07/01/38	969,880
20,000	IN St Fin Auth Rev Greencroft Oblig Grp, Ser A	5.00%	11/15/23	21,156
460,000	IN St Fin Auth Rev Greencroft Oblig Grp, Ser A	5.75%	11/15/28	491,192
40,000	IN St Fin Auth Rev Greencroft Oblig Grp, Ser A	6.00%	11/15/28	43,162
275,000	IN St Fin Auth Rev Ref Rev Cmnty Fdtn of NW IN	5.00%	09/01/31	302,830
500,000	Mishawaka IN Mf Hsg Rev Silver Birch Mishawaka Proj (a)	5.10%	01/01/32	487,335
1,700,000	Plainfield IN Mf Hsg Rev Glasswater Creek Proj	5.38%	09/01/38	1,654,406
				5,840,798
	Iowa – 1.0%
500,000	Coralville IA Annual Approp, Ser D	4.00%	05/01/24	501,225
260,000	Coralville IA Ref Annual Approp, Ser B	4.00%	05/01/24	259,366
315,000	Coralville IA Ref Annual Approp, Ser B	4.00%	05/01/26	309,393
2,385,000	Coralville IA Ref, Ser A	5.00%	05/01/38	2,408,754
1,000,000	IA St Fin Auth Rev Lifespace Cmntys, Ser A	5.00%	05/15/43	1,027,250
				4,505,988
	Kansas – 1.6%
475,000	Hutchinson KS Hosp Facs Rev Hutchinson Regl Med Ctr Inc	5.00%	12/01/25	513,755

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2018
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Kansas (Continued)
$1,240,000	KS Muni Energy Agy Pwr Proj Rev Dogwood Proj, Ser A, BAM	5.00%	04/01/29	$1,364,756
1,470,000	KS Muni Energy Agy Pwr Proj Rev Dogwood Proj, Ser A, BAM	5.00%	04/01/30	1,610,841
1,045,000	Lenexa KS Hlth Care Fac Rev Ref Lakeview Vlg Inc, Ser A	5.00%	05/15/26	1,125,779
1,500,000	Wichita KS Hlth Care Facs Rev Ref Presbyterian Manors, Ser I	3.75%	05/15/23	1,500,855
500,000	Wichita KS Hlth Care Facs Rev Ref Presbyterian Manors, Ser I	5.00%	05/15/33	518,415
475,000	Wyandotte Cnty/Kansas City KS Unif Govt Utility Sys Rev Ref & Impt, Ser A	5.00%	09/01/29	525,450
				7,159,851
	Kentucky – 1.9%
1,000,000	Estrn KY Univ Gen Recpts, Ser A	5.00%	04/01/25	1,120,210
145,000	KY St Econ Dev Fin Auth Baptist Hlth Care Sys, Ser B	5.00%	08/15/28	159,022
750,000	KY St Econ Dev Fin Auth Owensboro Med Hlth Sys, Ser A	6.00%	06/01/30	794,498
375,000	KY St Econ Dev Fin Auth Ref Owensboro Hlth, Ser A	5.00%	06/01/19	379,796
300,000	KY St Muni Pwr Agy Pwr Sys Rev Ref, Ser A, NATL-RE	5.00%	09/01/22	325,167
2,925,000	KY St Pub Energy Auth Gas Sply Rev Gas Sply, Ser B	4.00%	01/01/49	3,074,935
2,485,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Ref Norton Healthcare Inc, Ser A	5.00%	10/01/30	2,737,029
50,000	Russell KY Rev Bon Secours Hlth Sys	5.00%	11/01/22	54,647
100,000	Warren Cnty KY Hosp Rev Ref Bowling Green Warren Cnty Cmnty Hosp Corp	5.00%	04/01/23	108,338
				8,753,642
	Louisiana – 1.5%
1,000,000	LA Pub Facs Auth Rev Ref Ochsner Clinic Fdtn Proj	5.00%	05/15/36	1,077,700
250,000	LA St Loc Govt Envrnmntl Facs & Cmnty Dev Auth Rev Ascension Psh Courthouse Proj	5.00%	11/01/31	277,617
390,000	LA Stadium & Exposition Dist LA Ref Sr, Ser A	5.00%	07/01/30	426,539
380,000	LA Stadium & Exposition Dist LA Ref Sr, Ser A	5.00%	07/01/31	413,695
200,000	New Orleans LA Aviation Brd Gen Arpt N Term, Ser B, AMT	5.00%	01/01/31	218,756
1,050,000	New Orleans LA Wtr Rev Ref	5.00%	12/01/28	1,162,833
1,305,000	New Orleans LA Wtr Rev Wtr Rev	5.00%	12/01/34	1,425,073
1,575,000	Shreveport LA Wtr & Swr Rev, Ser B, BAM	5.00%	12/01/30	1,734,138
				6,736,351
	Maryland – 2.8%
1,120,000	Baltimore MD Rev Ref Sr, Ser B	5.00%	07/01/33	1,239,840
1,000,000	Baltimore MD Spl Oblig Ref E Baltimore Research Park Proj, Ser A	5.00%	09/01/38	1,045,690
975,000	Gaithersburg MD Econ Dev Rev Ref Proj Asbury MD Oblig Grp, Ser A	4.50%	01/01/25	1,045,522
125,000	Howard Cnty MD Retmnt Cmnty Rev Ref Vantage House Fac	5.00%	04/01/21	128,161
500,000	Howard Cnty MD Retmnt Cmnty Rev Ref Vantage House Fac	5.00%	04/01/26	521,760
220,000	MD St Econ Dev Corp Econ Dev Rev Transn Facs Proj, Ser A	5.38%	06/01/25	231,279
600,000	MD St Econ Dev Corp Student Hsg Rev Ref Sr Univ MD Proj	4.00%	07/01/24	624,348
2,490,000	MD St Econ Dev Corp Student Hsg Rev Ref Univ MD Clg Park Projs, AGM	5.00%	06/01/35	2,750,703
500,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Adventist Hlth Care Obligated Grp, Ser A	5.50%	01/01/26	570,330
800,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Anne Arundel Hlth System, Ser A	5.00%	07/01/30	892,144
1,000,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Anne Arundel Hlth System, Ser A	5.00%	07/01/32	1,106,500
1,500,000	Prince Georges Cnty MD Rev Ref Collington Episcopal Life Care Cmnty Inc	5.00%	04/01/25	1,593,660
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2018
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Maryland (Continued)
$365,000	Rockville MD Mayor & Council Econ Dev Rev Ref Ingelside at King Farm Proj, Ser A-1	5.00%	11/01/27	$396,204
250,000	Rockville MD Mayor & Council Econ Dev Rev Ref Ingelside at King Farm Proj, Ser A-2	3.38%	11/01/27	240,305
375,000	Rockville MD Mayor & Council Econ Dev Rev Ref Ingelside at King Farm Proj, Ser A-2	5.00%	11/01/28	404,869
				12,791,315
	Massachusetts – 1.2%
250,000	MA St Dev Fin Agy Rev Linden Ponds Inc Fac (a)	5.00%	11/15/28	259,568
325,000	MA St Dev Fin Agy Rev Merrimack Clg	5.00%	07/01/37	346,915
500,000	MA St Dev Fin Agy Rev Ref Newbridge Charles Inc (a)	5.00%	10/01/37	518,545
700,000	MA St Dev Fin Agy Rev Umass Boston Student Hsg Proj	5.00%	10/01/24	761,481
3,425,000	MA St, Ser A	5.00%	03/01/41	3,730,030
				5,616,539
	Michigan – 2.4%
2,500,000	Great Lakes MI Wtr Auth Wtr Sply Sys Rev Ref Second Lien, Ser D	5.00%	07/01/36	2,720,250
1,125,000	Great Lakes MI Wtr Auth Wtr Sply Sys Rev Ref Sr Lien, Ser C	5.00%	07/01/28	1,280,464
1,000,000	Marquette MI Brd of Light & Pwr Elec Utility Sys Rev Ref, Ser A	5.00%	07/01/29	1,110,670
890,000	MI St Fin Auth Ltd Oblig Rev Ref College for Creative Studies Proj	5.00%	12/01/25	955,477
325,000	MI St Fin Auth Rev Loc Govt Loan Program Great Lakes Wtr Auth Ref, Ser C	5.00%	07/01/27	359,639
1,000,000	MI St Fin Auth Rev Ref Loc Govt Loan Program Great Lakes Wtr Auth, Ser D-1	5.00%	07/01/34	1,080,400
500,000	MI St Fin Auth Rev Ref Loc Govt Loan Program, Ser F1	3.80%	10/01/22	510,575
125,000	MI St Fin Auth Rev Ref Loc Govt Loan Program, Ser F1	3.88%	10/01/23	128,176
2,500,000	Wayne Cnty MI Arpt Auth Rev Ref, Ser F, AMT	5.00%	12/01/25	2,808,275
				10,953,926
	Minnesota – 1.9%
175,000	Baytown Twp MN Lease Ref, Ser A	3.00%	08/01/22	171,584
480,000	Hugo MN Chtr Sch Lease Rev Noble Academy Proj, Ser A	4.00%	07/01/22	489,979
1,000,000	North Oaks MN Sr Hsg Rev Ref Waverly Gardens Proj	5.00%	10/01/28	1,088,460
1,000,000	Rochester MN Hlth Care & Hsg Rev Ref Samaritan Bethany Inc Proj, Ser A	5.00%	08/01/37	1,021,740
500,000	Saint Paul MN Hsg & Redev Auth Hlth Care Fac Rev Ref HealthPartners Oblig Grp, Ser A	5.00%	07/01/30	555,190
500,000	Saint Paul MN Hsg & Redev Auth Hlth Care Fac Rev Ref HealthPartners Oblig Grp, Ser A	5.00%	07/01/32	551,080
980,000	Saint Paul MN Hsg & Redev Auth Hlth Care Fac Rev Ref HealthPartners Oblig Grp, Ser A	5.00%	07/01/33	1,072,140
2,000,000	Saint Paul MN Hsg & Redev Auth Mf Hsg Rev Pioneer Press Apts Proj, Ser B (a)	3.38%	11/01/20	1,965,420
500,000	Saint Paul Park MN Sr Hsg & Hlth Care Rev Ref Presbyterian Homes Bloomington Proj	3.00%	09/01/24	502,650
475,000	Saint Paul Park MN Sr Hsg & Hlth Care Rev Ref Presbyterian Homes Bloomington Proj	3.13%	09/01/25	476,876
360,000	W Saint Paul MN Hsg & Hlth Care Facs Rev Ref Walker Westwood Ridge Campus Proj	3.25%	11/01/24	347,782
455,000	W Saint Paul MN Hsg & Hlth Care Facs Rev Ref Walker Westwood Ridge Campus Proj	3.50%	11/01/25	439,343
				8,682,244

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2018
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Mississippi – 0.7%
$2,000,000	MS St, Ser A	5.00%	11/01/33	$2,242,860
500,000	West Rankin MS Utility Auth Rev, AGM	5.00%	01/01/32	551,435
400,000	West Rankin MS Utility Auth Rev, AGM	5.00%	01/01/33	440,912
				3,235,207
	Missouri – 1.4%
700,000	Jackson Cnty MO Spl Oblig Ref Truman Sports Complex Proj	5.00%	12/01/31	775,222
1,670,000	Joplin MO Indl Dev Auth Hlth Facs Rev Ref Freeman Hlth System	5.00%	02/15/26	1,829,502
1,000,000	Kansas City MO Land Clearance Redev Auth Proj Rev Convention Ctr Hotel Proj Tif Fing, Ser B (a)	5.00%	02/01/40	1,015,880
1,500,000	Maryland Heights MO Indl Dev Auth Rev St Louis Cmnty Ice Ctr Proj, Ser A	5.00%	03/15/39	1,507,710
200,000	MO St Dev Fin Brd Infrastructure Facs Rev Ref Independence MO Centerpoint Proj, Ser B	5.00%	04/01/28	221,822
200,000	MO St Hlth & Eductnl Facs Auth Eductnl Facs Rev St Louis Clg Pharmacy, Ser B	5.00%	05/01/30	216,696
160,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs	5.00%	02/01/23	172,267
500,000	MO St Hlth & Eductnl Facs Auth Sr Living Facs Lutheran Sr	5.38%	02/01/35	511,255
250,000	Saint Charles Cnty MO Pub Wtr Sply Dist #2 Ref, COPS	5.00%	12/01/28	283,722
				6,534,076
	Montana – 0.3%
500,000	Kalispell MT Hsg & Hlthcare Facs Rev Ref Immanuel Lutheran Corp Proj Temps 50, Ser B	3.40%	11/15/22	498,685
740,000	MT St Fac Fin Auth Rev Ref	5.00%	02/15/25	830,946
130,000	MT St Fac Fin Auth Rev Ref	5.00%	02/15/29	144,607
				1,474,238
	Nebraska – 0.7%
1,745,000	Central Plains Energy Proj NE Gas Proj Rev Proj #3	5.00%	09/01/27	1,876,224
545,000	Madison Cnty NE Hosp Auth #1 Ref Faith Regl Hlth Svcs Proj	5.00%	07/01/28	594,971
500,000	NE St Pub Pwr Dist Rev Gen, Ser C	5.00%	01/01/35	552,470
				3,023,665
	Nevada – 1.1%
1,075,000	Clark Cnty NV Impt Dist Ref Spl Loc Impt #151	4.50%	08/01/23	1,116,345
455,000	Las Vegas NV Spl Impt Dist #808 & #810 Ref	5.00%	06/01/22	477,768
335,000	NV Dept of Business & Industry NV Doral Academy, Ser A (a)	5.00%	07/15/27	347,720
2,600,000	NV St Highway Impt Rev Mtr Vehcl Fuel Tax	5.00%	12/01/24	2,933,658
				4,875,491
	New Jersey – 1.9%
450,000	NJ St Econ Dev Auth Mtr Vehcl Surcharge Rev Ref Sub, Ser A, BAM	5.00%	07/01/28	502,902
500,000	NJ St Econ Dev Auth Ref, Ser A, BAM	5.00%	06/15/23	544,395
490,000	NJ St Econ Dev Auth Spl Fac Rev Ref Port Newark Container Terminal LLC Proj, AMT	5.00%	10/01/25	532,895
1,000,000	NJ St Hlth Care Facs Fing Auth Rev Ref Hackensack Meridian Hlth, Ser A	5.00%	07/01/24	1,127,290
100,000	NJ St Transit Corp, Ser A, GANS	5.00%	09/15/21	105,937
2,000,000	NJ St Transprtn Trust Fund Auth Ref Transptrn Sys, Ser A	5.00%	12/15/26	2,191,120
500,000	NJ St Transprtn Trust Fund Auth Ref Transptrn Sys, Ser A	5.00%	12/15/30	538,235
1,400,000	NJ St Transprtn Trust Fund Auth Transn Sys, Ser D	5.25%	12/15/23	1,541,428
1,000,000	Tobacco Settlement Fing Corp NJ Ref, Ser A	5.00%	06/01/26	1,118,860
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2018
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New Jersey (Continued)
$500,000	Tobacco Settlement Fing Corp NJ Ref, Ser A	5.00%	06/01/27	$560,280
				8,763,342
	New Mexico – 0.4%
600,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref Rev	4.00%	10/01/23	598,392
230,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref Rev	4.20%	10/01/24	229,278
240,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref Rev	4.30%	10/01/25	239,141
250,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref Rev	4.45%	10/01/26	249,002
260,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref Rev	4.55%	10/01/27	258,861
365,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref Rev	5.00%	10/01/33	373,687
				1,948,361
	New York – 3.8%
100,000	Buffalo & Erie Cnty NY Indl Land Dev Corp Rev Ref Orchard Park	5.00%	11/15/22	107,430
115,000	Buffalo & Erie Cnty NY Indl Land Dev Corp Rev Ref Orchard Park	5.00%	11/15/24	125,553
3,400,000	Build NYC Resource Corp NY Sol Wst Disp Rev Ref Pratt Paper Inc Proj, AMT (a)	5.00%	01/01/35	3,582,036
1,975,000	Met Transprtn Auth NY Rev Ref Transptrn, Subser C-1	5.00%	11/15/34	2,167,365
840,000	Monroe Cnty NY Indl Dev Corp Rev Ref Nazareth College of Rochester Proj, Ser A	5.00%	10/01/23	919,422
3,000,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Adj 2Nd Gen Reslutn Fiscal 2016, Ser Aa-1	1.60%	06/15/48	3,000,000
2,000,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Var Gen Resolution Sub Ff-1	1.60%	06/15/44	2,000,000
1,000,000	New York City NY Transitional Fin Auth Rev Future Tax Secured Sub Fiscal 2016, Ser A-1	5.00%	08/01/37	1,100,120
1,500,000	New York City NY Transitional Fin Auth Rev Future Tax Sub, Subser E-1	5.00%	02/01/37	1,646,880
300,000	NY St Dorm Auth Revs Non St Supported Debt Ref Orange Regl Med Ctr (a)	5.00%	12/01/25	334,566
195,000	NY St Dorm Auth Revs Non St Supported Debt Unrefunded Pace Univ, Ser A	4.00%	05/01/22	203,738
85,000	NY St Dorm Auth Revs Non St Supported Debt Unrefunded Pace Univ, Ser A	5.00%	05/01/23	92,888
500,000	Port Auth of New York & New Jersey NY Consol One Hundred Eighty Fifth Ref, AMT	5.00%	09/01/23	552,450
465,000	Port Auth of New York & New Jersey NY Ref Consol, Ser 186, AMT	5.00%	10/15/35	504,260
15,000	Suffolk Cnty NY Econ Dev Corp Rev Prerefunded Catholic Hlth Svcs Long Island Oblig Grp Proj	5.00%	07/01/28	16,105
85,000	Suffolk Cnty NY Econ Dev Corp Rev Unrefunded Catholic Hlth Svcs Long Island Oblig Grp Proj	5.00%	07/01/28	90,012
600,000	TSASC Inc NY Ref, Ser A	5.00%	06/01/29	654,114
				17,096,939
	North Carolina – 1.9%
1,000,000	Charlotte NC Wtr & Swr Sys Rev Ref	5.00%	07/01/21	1,073,910
1,775,000	Charlotte NC Wtr & Swr Sys Rev Ref	5.00%	07/01/22	1,948,329
575,000	Charlotte-Mecklenburg NC Hosp Auth Hlth Care Sys Rev Ref Carolinas Hlth Care Sys, Ser A	5.00%	01/15/34	636,019
750,000	Greenville NC Comb Enterprise Sys Rev Ref	5.00%	04/01/28	856,522
1,330,000	Monroe NC Comb Enterprise Sys Rev Ref	5.00%	03/01/28	1,500,094
900,000	NC St Capital Facs Fin Agy Student Rev Ref Hsg NC A&T Univ Fdtn Proj, Ser A, AGC	5.00%	06/01/26	1,002,195

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2018
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	North Carolina (Continued)
$750,000	NC St Med Care Commission Retmnt Facs Rev Ref United Methodist Retmnt Homes, Ser A	5.00%	10/01/37	$786,412
500,000	NC St Med Care Commission Retmnt Facs Rev Ref United Methodist Retmnt Homes, Ser A	5.00%	10/01/47	517,145
430,000	Raleigh Durham NC Arpt Auth Arpt Rev Ref, Ser A, AMT	5.00%	05/01/36	475,060
				8,795,686
	North Dakota – 0.3%
225,000	Burleigh Cnty ND Hlth Care Rev St Alexius Med Ctr Proj, Ser A	5.00%	07/01/22	240,723
1,300,000	Grand Forks ND Sr Hsg & Nur Fac Rev Ref Vly Homes Oblig Grp, Ser A	5.00%	12/01/23	1,348,295
				1,589,018
	Ohio – 3.1%
750,000	Buckeye OH Tobacco Settlement Fing Auth Asset Bkd Sr Turbo, Ser A-2	5.88%	06/01/30	739,140
135,000	Butler Cnty OH Hosp Facs Ref Uc Hlth	5.00%	11/15/30	150,680
1,500,000	Butler Cnty OH Hosp Facs Ref Uc Hlth	5.00%	11/15/31	1,668,075
1,000,000	Butler Cnty OH Hosp Facs Ref Uc Hlth	5.00%	11/15/32	1,108,790
1,000,000	Chillicothe OH City Sch Dist Ref, AGM	4.00%	12/01/31	1,034,350
500,000	Cleveland OH Pub Pwr Sys Rev Ref, Ser A, AGM	5.00%	11/15/24	561,285
600,000	Cleveland-Cuyahoga Cnty OH Port Auth Cultural Fac Rev Ref Playhouse Sq Fdtn Proj	5.00%	12/01/28	638,868
700,000	Cleveland-Cuyahoga Cnty OH Port Auth Cultural Fac Rev Ref Playhouse Sq Fdtn Proj	5.50%	12/01/43	754,432
1,255,000	Columbus OH Swr Rev Ref Sys	5.00%	06/01/26	1,427,901
700,000	Hamilton Cnty OH Hlth Care Facs Rev Christ Hosp Proj	5.25%	06/01/27	757,526
1,000,000	OH St Hgr Edu, Ser A	5.00%	05/01/33	1,114,770
1,000,000	OH St Wtr Dev Auth Rev Wtr Dev Fresh Wtr, Ser A	5.00%	12/01/21	1,083,250
2,500,000	OH St, Ser T	5.00%	05/01/32	2,856,475
230,000	S Estrn OH Port Auth Hosp Facs Rev Ref Mem Hlth Sys	5.00%	12/01/23	241,767
				14,137,309
	Oklahoma – 1.2%
1,000,000	Catoosa OK Indl Auth Sales Tax Rev	4.50%	10/01/32	976,710
750,000	OK St Dev Fin Auth Hlth Sys Rev OU Medicine Proj, Ser B	5.25%	08/15/48	795,908
1,000,000	Oklahoma Cnty OK Fin Auth Eductnl Facs Lease Rev Midwest City De City Pub Schs Proj	5.00%	10/01/25	1,130,680
1,000,000	Oklahoma Cnty OK Fin Auth Eductnl Facs Lease Rev Midwest City De City Pub Schs Proj	5.00%	10/01/26	1,133,160
1,000,000	Tulsa Cnty OK Indl Auth Sr Living Cmnty Rev Ref Montereau Inc Proj	5.00%	11/15/25	1,092,820
250,000	Tulsa Cnty OK Indl Auth Sr Living Cmnty Rev Ref Montereau Inc Proj	5.00%	11/15/26	274,050
100,000	Tulsa OK Arpts Impt Trust Ref, Ser D, BAM	5.00%	06/01/28	103,864
				5,507,192
	Oregon – 2.6%
170,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Sr Living Willamette View Proj, Ser A	4.00%	05/15/26	176,958
250,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Sr Living Willamette View Proj, Ser A	5.00%	11/15/32	270,908
500,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Sr Living Willamette View Proj, Ser A	5.00%	11/15/37	532,135
210,000	Multnomah Cnty OR Hosp Facs Auth Rev Ref Terwilliger Plaza	5.00%	12/01/20	215,399
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2018
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Oregon (Continued)
$1,000,000	OR St Business Dev Commission Econ Dev Rev Ref Red Rock Biofuels LLC Clean Energy Proj, Ser 248-D, AMT (c)	6.50%	04/01/31	$967,730
2,000,000	OR St Dept of Transprtn Highway User Tax Rev Ref Sr Lien, Ser C	5.00%	11/15/21	2,164,800
2,500,000	OR St Dept of Transprtn Highway User Tax Rev Ref, Ser A	5.00%	11/15/22	2,761,775
1,100,000	OR St Facs Auth Rev Ref Univ Portland, Ser A	5.00%	04/01/32	1,223,398
2,500,000	Portland OR Swr Sys Rev 2nd Lien, Ser A	4.50%	05/01/31	2,727,300
700,000	Yamhill Cnty OR Hosp Auth Ref Friendsview Retmnt Cmnty, Ser A	5.00%	11/15/31	744,723
				11,785,126
	Pennsylvania – 7.9%
500,000	Allegheny Cnty PA Hosp Dev Auth Ref Allegheny Hlth Network Oblig Grp Issue, Ser A	5.00%	04/01/26	558,270
800,000	Allegheny Cnty PA Hosp Dev Auth Ref Allegheny Hlth Network Oblig Grp Issue, Ser A	5.00%	04/01/32	876,016
395,000	Bucks Cnty PA Indl Dev Auth Ref Pennswood Vlg Proj, Ser A	5.00%	10/01/32	430,250
415,000	Bucks Cnty PA Indl Dev Auth Ref Pennswood Vlg Proj, Ser A	5.00%	10/01/33	450,877
1,000,000	Bucks Cnty PA Indl Dev Auth Ref Pennswood Vlg Proj, Ser A	5.00%	10/01/37	1,075,100
600,000	Bucks Cnty PA Indl Dev Auth Ref Sch Lane Chrt Sch Proj	5.00%	03/15/26	644,280
765,000	Chester Cnty PA Indl Dev Auth Renaissance Academy Chrt Sch	5.00%	10/01/34	802,852
1,000,000	Cmwlth Fing Auth PA Tobacco Master Settlement Payment Rev Tobacco Master Settlement Payment Bonds	5.00%	06/01/25	1,117,340
410,000	Cmwlth Fing Auth PA Tobacco Master Settlement Payment Rev Tobacco Master Settlement Payment Bonds	5.00%	06/01/26	460,787
500,000	Colonial PA Sch Dist	5.00%	02/15/36	552,655
300,000	Colonial PA Sch Dist, Ser A	5.00%	02/15/34	336,774
300,000	Cumberland Cnty PA Muni Auth Ref Diakon Lutheran Ministries Proj	5.00%	01/01/30	321,648
700,000	Cumberland Cnty PA Muni Auth Ref Diakon Lutheran Ministries Proj	5.00%	01/01/38	736,309
1,150,000	Cumberland Cnty PA Muni Auth Ref Diakon Lutheran Social Ministries	5.00%	01/01/25	1,262,217
1,000,000	Cumberland Cnty PA Muni Auth Ref Diakon Lutheran Social Ministries	5.00%	01/01/33	1,067,480
1,095,000	Dallas PA Area Muni Auth Univ Rev Ref Misericordia Univ Proj	5.00%	05/01/22	1,166,449
1,340,000	Delaware Cnty PA Auth Ref Elwyn Proj	5.00%	06/01/27	1,459,461
750,000	E Hempfield Twp PA Indl Dev Auth Ref Willow Vly Cmntys Proj	5.00%	12/01/29	819,990
500,000	Middletown PA Sch Dist, Ser A	5.00%	03/01/28	544,370
2,000,000	Montgomery Cnty PA Hgr Edu & Hlth Auth Ref Philadelphia Presbytery Homes Inc Proj	5.00%	12/01/32	2,170,020
980,000	Montgomery Cnty PA Indl Dev Auth Acts Retmnt Life Cmntys Ref	5.00%	11/15/25	1,042,230
50,000	Montgomery Cnty PA Indl Dev Auth Acts Retmnt Life Cmntys Ref	5.00%	11/15/29	52,473
3,600,000	Montgomery Cnty PA Indl Dev Auth Ref Acts Retmnt Life Cmntys Inc Oblig Grp	5.00%	11/15/36	3,837,636
140,000	Northampton Cnty PA Gen Purpose Auth Clg Rev Ref Moravian Clg	5.00%	10/01/25	155,883
340,000	Northampton Cnty PA Gen Purpose Auth Clg Rev Ref Moravian Clg	5.00%	10/01/31	366,686
1,750,000	Northampton Cnty PA Gen Purpose Auth Hosp Rev Ref St Luke’s Univ Hlth Network Proj, Ser A	5.00%	08/15/28	1,947,645
1,000,000	PA St Hgr Eductnl Facs Auth Rev Ref Drexel Univ	5.00%	05/01/25	1,125,440
1,000,000	PA St Turnpike Commission Turnpike Rev Ref	5.00%	12/01/33	1,090,060
500,000	PA St Turnpike Commission Turnpike Rev Subordinate, Ser A-1	5.00%	12/01/30	546,005
290,000	Philadelphia PA Gas Wks Rev Ref	5.00%	08/01/25	326,308

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2018
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Pennsylvania (Continued)
$1,625,000	Philadelphia PA Gas Wks Rev Ref	5.00%	08/01/29	$1,804,286
2,000,000	Philadelphia PA Gas Wks Rev Ref 1998 General Ordinance, 14th Ser	5.00%	10/01/34	2,195,600
1,000,000	Philadelphia PA Gas Wks Rev Ref 1998 General Ordinance, 14th Series	5.00%	10/01/29	1,117,530
750,000	Philadelphia PA Ref, Ser A	5.25%	07/15/28	827,655
405,000	Southcentrl PA General Auth Rev Ref Hanover Hosp Inc	5.00%	12/01/23	448,331
1,970,000	Westmoreland Cnty PA Muni Auth Ref, BAM	5.00%	08/15/42	2,121,119
				35,858,032
	Rhode Island – 0.5%
1,460,000	RI St Hlth & Eductnl Bldg Corp Rev Ref Hosp Fing Lifespan Oblig Grp	5.00%	05/15/32	1,584,815
480,000	Tobacco Settlement Fing Corp RI Ref, Ser A	5.00%	06/01/24	526,397
				2,111,212
	South Carolina – 0.7%
1,000,000	Greenville SC Hosp Sys Brd Hosp Facs Rev, Ser B	5.00%	05/01/30	1,091,130
175,000	Lancaster Cnty SC Assmnt Rev Ref Walnut Creek Impt Dist, Ser A-1	3.13%	12/01/22	173,507
1,000,000	Lancaster Cnty SC Assmnt Rev Ref Walnut Creek Impt Dist, Ser A-1	5.00%	12/01/31	1,021,540
745,000	Piedmont SC Muni Pwr Agy Elec Rev Ref, Ser A-3	5.00%	01/01/23	781,393
30,000	SC St Jobs Econ Dev Auth Hosp Rev Ref Palmetto Hlth, Ser A	5.00%	08/01/23	33,450
150,000	SC St Jobs Econ Dev Auth Hosp Rev Ref Palmetto Hlth, Ser A, AGM	5.50%	08/01/24	163,163
				3,264,183
	South Dakota – 0.2%
1,000,000	SD St Hlth & Eductnl Facs Auth Sanford Oblig Grp, Ser B	5.00%	11/01/34	1,079,950
	Tennessee – 1.1%
325,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Rev Ref Student Hsg CDFI Phase I	5.00%	10/01/23	356,353
600,000	Memphis Shelby Cnty TN Arpt Auth Arpt Rev Ref, Ser B, AMT	5.75%	07/01/23	631,566
1,385,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Ref Lipscomb Univ Proj, Ser A	5.00%	10/01/29	1,516,464
1,500,000	TN St Energy Acquisition Corp Gas Rev Proj, Ser A	4.00%	05/01/48	1,556,910
50,000	TN St Energy Acquisition Corp Gas Rev, Ser A	5.25%	09/01/22	54,552
665,000	TN St Energy Acquisition Corp Gas Rev, Ser A	5.25%	09/01/26	755,779
				4,871,624
	Texas – 10.5%
450,000	Austin TX Arpt Sys Rev, AMT	5.00%	11/15/33	488,988
250,000	Bexar Cnty TX Hlth Facs Dev Corp Ref Army Retmnt Residence Fdtn Proj	5.00%	07/15/25	271,288
235,000	Bexar Cnty TX Hlth Facs Dev Corp Ref Army Retmnt Residence Fdtn Proj	5.00%	07/15/27	256,263
600,000	Brd of Managers TX Joint Guadalupe Cnty City of Seguin Hosp Mtg Ref	5.00%	12/01/24	628,122
600,000	Centrl TX Regl Mobility Auth Rev Ref Sub Lien	5.00%	01/01/33	635,994
850,000	Centrl TX Regl Mobility Auth Rev Sr Lien, Ser A	5.00%	01/01/29	943,823
1,460,000	Clifton TX Hgr Edu Fin Corp Edu Rev, Ser A	4.00%	12/01/25	1,485,127
725,000	Deer Park TX Indep Sch Dist Sch Bldg	5.00%	08/15/33	814,276
600,000	Deer Park TX Indep Sch Dist Sch Bldg	5.00%	08/15/34	672,126
1,000,000	Deer Park TX Indep Sch Dist Sch Bldg	5.00%	08/15/35	1,115,840
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2018
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$700,000	Deer Park TX Indep Sch Dist Sch Bldg	5.00%	08/15/36	$778,547
1,675,000	Flower Mound TX Ref	5.00%	09/01/21	1,801,060
555,000	Flower Mound TX Spl Assmnt Rev River Walk Pub Impt Dist #1	6.13%	09/01/28	561,821
1,100,000	Harris Cnty TX Ref Sr Lien Toll Road, Ser B	5.00%	08/15/36	1,224,839
500,000	Houston TX Arpt Sys Rev Ref United Airls Inc Terminal E Proj, AMT	4.50%	07/01/20	511,410
100,000	Houston TX Arpt Sys Rev Ref United Airls Inc Terminal E Proj, AMT	4.75%	07/01/24	105,903
1,000,000	Houston TX Arpt Sys Rev Ref, Ser B-2, AMT	5.00%	07/15/20	1,031,570
1,000,000	Houston TX Utility Sys Rev Ref 1st Lien, Ser D	5.00%	11/15/29	1,124,650
990,000	La Vernia TX Hgr Edu Fin Corp Edu Rev Meridian World Sch (a)	4.35%	08/15/25	995,148
905,000	La Vernia TX Hgr Edu Fin Corp Edu Rev Meridian World Sch, Ser A (a)	4.20%	08/15/25	901,778
1,290,000	Leander TX Spl Assmnt Rev Crystal Springs Pub Impt Dist Proj Accd Inv (c)	5.13%	09/01/38	1,250,861
500,000	Liberty Hill TX Indep Sch Dist Ref	5.00%	08/01/30	568,280
500,000	Mission TX Econ Dev Corp Rev Sr Lien Nat Gasoline Proj, Ser B, AMT (c)	5.75%	10/01/31	515,165
1,105,000	Montgomery TX Indep Sch Dist Ref Sch Bldg	5.00%	02/15/28	1,247,578
2,250,000	N TX Tollway Auth Rev Ref 2nd Tier, Ser B	5.00%	01/01/31	2,495,205
1,500,000	N TX Tollway Auth Rev Ref Sys Second Tier, Ser B	5.00%	01/01/31	1,637,970
250,000	N TX Tollway Auth Rev Ref, Ser A	5.00%	01/01/33	276,402
500,000	New Hope Cultural Edu Facs Fin Corp TX Retmnt Fac Rev Ref Carillon Lifecare Cmnty Proj	5.00%	07/01/36	506,315
1,415,000	New Hope Cultural Edu Facs Fin Corp TX Retmnt Fac Rev Ref Longhorn Vlg Proj	5.00%	01/01/31	1,456,955
1,200,000	New Hope Cultural Edu Facs Fin Corp TX Retmnt Fac Rev Ref Longhorn Vlg Proj	5.00%	01/01/32	1,230,648
835,000	New Hope Cultural Edu Facs Fin Corp TX Student Hsg Rev Chf Collegiate Hsg Galveston I LLC TX A&M Univ Galveston	5.00%	04/01/22	877,694
25,000	New Hope Cultural Edu Facs Fin Corp TX Student Hsg Rev Chf Stephenville-Tarleton St Univ Proj, Ser A	4.25%	04/01/22	25,924
500,000	New Hope Cultural Edu Facs Fin Corp TX Student Hsg Rev Chf TX A&M Univ Corpus Christi Island Campus Proj, Ser A	5.00%	04/01/29	532,100
505,000	Newark Hgr Edu Fin Corp TX Edu Rev Austin Achieve Pub Schs Inc, Ser A	5.00%	06/15/32	500,056
495,000	Red River TX Hlth Facs Dev Corp Retmnt Fac Rev MRC Crestview, Ser A	7.75%	11/15/31	573,512
2,500,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Hosp Rev Ref Baylor Scott & White Hlth Proj, Ser A	5.00%	11/15/45	2,706,875
770,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Retmnt Fac Rev Ref Buckner Retmnt Svcs Inc Proj	5.00%	11/15/29	839,485
525,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Retmnt Fac Rev Temps 50 Buckner Sr Living Ventana Proj, Ser B-3	3.88%	11/15/22	519,676
1,165,000	TX St Muni Gas Acquisition & Sply Corp I Gas Sply Rev Sr Lien, Ser A	5.25%	12/15/26	1,330,954
600,000	TX St Muni Gas Acquisition & Sply Corp III Gas Sply Rev	5.00%	12/15/24	651,246
2,850,000	TX St Muni Gas Acquisition & Sply Corp III Gas Sply Rev	5.00%	12/15/30	3,036,219
1,030,000	TX St Muni Gas Acquisition & Sply Corp III Gas Sply Rev	5.00%	12/15/31	1,095,261
525,000	TX St Transprtn Commission Central TX Turnpike Sys Rev Ref, Ser B	5.00%	08/15/37	568,759
785,000	TX St Wtr Dev Brd St Wtr Implementation Fund, Ser A	5.00%	04/15/30	906,118
3,000,000	Univ of Houston TX Univ Rev Ref, Ser A	5.00%	02/15/31	3,362,820
1,560,000	Uptown Dev Auth TX Incr Contract Rev, Ser A	5.00%	09/01/36	1,683,490
500,000	Viridian TX Muni Mgmt Dist Ref Utility Impt, BAM	6.00%	12/01/26	590,405

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2018
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$155,000	Viridian TX Muni Mgmt Dist Road Impt, BAM	5.00%	12/01/26	$169,427
125,000	Viridian TX Muni Mgmt Dist Utility Impt, BAM	5.00%	12/01/26	136,635
				47,640,608
	Utah – 0.6%
400,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Ref Quest Academy	5.00%	04/15/32	436,860
325,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Ref Quest Academy	5.00%	04/15/37	350,100
500,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Spectrum Academy Proj (a)	6.00%	04/15/45	509,290
1,145,000	UT St Transit Auth Sales Tax Rev Ref Sub, Ser A	5.00%	06/15/35	1,264,160
				2,560,410
	Vermont – 1.1%
550,000	Burlington VT Ref Lakeview Garage Proj, Ser A, COPS	5.00%	12/01/24	597,960
745,000	VT St Econ Dev Auth Mtge Rev Ref Wake Robin Corp Proj, Ser A	5.00%	05/01/25	795,161
585,000	VT St Econ Dev Auth Mtge Rev Ref Wake Robin Corp Proj, Ser A	5.00%	05/01/26	623,352
2,500,000	VT St Eductnl & Hlth Bldgs Fing Agy Rev Ref Univ of VT Med Ctr, Ser A	5.00%	12/01/33	2,768,775
				4,785,248
	Virginia – 1.3%
2,000,000	VA St Pub Bldg Auth Pub Facs Rev, Ser C, AMT	5.00%	08/01/33	2,213,360
800,000	Virginia Beach VA Dev Auth Rsdl Care Fac Rev Ref Westminster Canterbury on Chesapeake Bay	5.00%	09/01/32	876,816
2,365,000	Wstrn VA Regl Jail Auth Regl Jail Facs Rev Ref	5.00%	12/01/34	2,628,579
				5,718,755
	Washington – 3.0%
1,250,000	Centrl Puget Sound WA Regl Transprtn Auth Sales & Use Tax Green Bond Ref & Impt, Ser S-1	5.00%	11/01/35	1,399,200
1,250,000	Energy NW WA Elec Rev Ref Columbia Generating Sys, Ser A	5.00%	07/01/38	1,382,437
1,500,000	Energy NW WA Elec Rev Ref, Ser A	5.00%	07/01/24	1,700,235
500,000	Grays Harbor Cnty WA Pub Hosp Dist #1 Hosp Rev Pub Hosp Dt, BANS	3.00%	08/01/19	498,485
575,000	Kalispel Tribe of Indians Priority Dist WA Rev, Ser A (a)	5.00%	01/01/32	597,235
155,000	Mason Cnty WA Pub Utility Dist #1 Sys	3.50%	12/01/21	159,520
270,000	Skagit Cnty WA Pub Hosp Dist #1 Ref & Impt Skagit Regl Hlth	4.00%	12/01/24	281,540
110,000	Skagit Cnty WA Pub Hosp Dist #1 Ref & Impt, Ser A	5.00%	12/01/22	118,652
165,000	Skagit Cnty WA Pub Hosp Dist #1 Skagit Vly Hosp	5.00%	12/01/20	170,658
250,000	Tacoma WA Elec Sys Rev	5.00%	01/01/37	277,355
250,000	Tobacco Settlement Auth WA Tobacco Settlement Rev Ref	5.00%	06/01/23	275,407
35,000	WA St Hsg Fin Commission Ref Emerald Heights Proj	5.00%	07/01/22	37,853
50,000	WA St Hsg Fin Commission Ref Emerald Heights Proj	5.00%	07/01/28	53,645
2,025,000	WA St Ref, Ser B	5.00%	08/01/32	2,280,656
4,000,000	WA St, Ser B	5.00%	02/01/36	4,404,560
				13,637,438
	Wisconsin – 3.4%
1,250,000	Pub Fin Auth WI Chrt Sch Rev Limited American Prep Academy Las Vegas Proj, Ser A (a)	5.13%	07/15/37	1,247,662
1,945,000	Pub Fin Auth WI Edu Rev Ref Mountain Island Chrt Sch Ltd	4.00%	07/01/27	1,948,832
620,000	Pub Fin Auth WI Edu Rev Ref Mountain Island Chrt Sch Ltd	5.00%	07/01/37	634,099
1,000,000	Pub Fin Auth WI Exempt Facs Rev Ref Celanese Proj, Ser B, AMT (a)	5.00%	12/01/25	1,095,920
425,000	Pub Fin Auth WI Retmnt Fac Rev Ref Whitestone Retmnt Facs 1st Mortgage Rev Bonds (a)	4.00%	03/01/27	430,091
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2018
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Wisconsin (Continued)
$1,000,000	Pub Fin Auth WI Retmnt Fac Rev Southminster (a)	5.00%	10/01/43	$1,006,170
1,000,000	Pub Fin Auth WI Rev Ref Retmnt Hsg Fdtn Obligated Grp, Ser B	5.00%	11/15/26	1,099,130
500,000	Pub Fin Auth WI Rev Sr Maryland Proton Treatment Ctr, Ser A-1 (a)	6.25%	01/01/38	506,205
500,000	Pub Fin Auth WI Sr Living Rev Ref Mary’s Woods at Marylhurst Proj (a)	3.50%	11/15/23	500,735
1,300,000	WI St Gen Fund Annual Approp Rev Ref, Ser B	5.00%	05/01/34	1,453,959
1,000,000	WI St Hlth & Eductnl Facs Auth Rev Ref Ascension Hlth Credit Grp, Ser A	5.00%	11/15/36	1,094,440
500,000	WI St Hlth & Eductnl Facs Auth Rev Ref Marquette Univ	5.00%	10/01/28	543,790
1,175,000	WI St Hlth & Eductnl Facs Auth Rev Ref Prohealth Care Oblig Grp	5.00%	08/15/31	1,279,375
175,000	WI St Hlth & Eductnl Facs Auth Rev Ref Prohealth Care Oblig Grp	5.00%	08/15/33	189,014
435,000	WI St Hlth & Eductnl Facs Auth Rev St Johns Cmntys Inc Proj, Ser A	5.00%	09/15/30	456,015
1,015,000	WI St Hlth & Eductnl Facs Auth Rev St Johns Cmntys Inc Proj, Ser A	5.00%	09/15/31	1,061,741
595,000	WI St Hlth & Eductnl Facs Auth Rev St Johns Cmntys Inc Proj, Ser A	5.00%	09/15/32	621,061
455,000	WI St Hlth & Eductnl Facs Auth Rev St Johns Cmntys Inc Proj, Ser A	5.00%	09/15/33	473,910
				15,642,149
	Wyoming – 0.1%
250,000	Natrona Cnty WY Hosp Rev Ref WY Med Ctr Proj	5.00%	09/15/30	274,175

Total Investments – 97.5%	443,764,664
(Cost $448,491,530) (e)
Net Other Assets and Liabilities – 2.5%	11,606,330
Net Assets – 100.0%	$455,370,994
Futures Contracts (See Note 2D - Futures Contracts in the Notes to Financial Statements):
Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
U.S. Treasury 10-Year Notes	Short	68	Dec 2018	$ (8,053,750)	$(36,125)
U.S. Treasury Ultra 10-Year Notes	Short	80	Dec 2018	(10,008,750)	29,375
Total Futures Contracts				$ (18,062,500)	$(6,750)

(a)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2018, securities noted as such amounted to $33,161,181 or 7.3% of net assets.
(b)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(c)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(d)	Zero coupon bond.

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2018
(e)	Aggregate cost for federal income tax purposes was $448,508,894. As of October 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,352,960 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $6,103,940. The net unrealized depreciation was $4,750,980. The amounts presented are inclusive of derivative contracts.

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAM	Building America Mutual
BANS	Bond Anticipation Notes
CABS	Capital Appreciation Bonds
COPS	Certificates of Participation
GANS	Grant Anticipation Notes
NATL-RE	National Public Finance Guarantee Corp.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 10/31/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$ 443,764,664	$ —	$ 443,764,664	$ —
Futures	29,375	29,375	—	—
Total	$ 443,794,039	$ 29,375	$ 443,764,664	$—
LIABILITIES TABLE
	Total Value at 10/31/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Futures	$ (36,125)	$ (36,125)	$ —	$ —

*	See Portfolio of Investments for state breakout.
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Statement of Assets and Liabilities
October 31, 2018
ASSETS:
Investments, at value (Cost $448,491,530)	$ 443,764,664
Cash	8,465,628
Cash held at broker	187,894
Receivables:
Interest	5,980,706
Investment securities sold	458,648
Variation margin	29,375
Total Assets	458,886,915
LIABILITIES:
Payables:
Investment securities purchased	3,286,039
Investment advisory fees	192,453
Variation margin	36,125
Other liabilities	1,304
Total Liabilities	3,515,921
NET ASSETS	$455,370,994
NET ASSETS consist of:
Paid-in capital	$ 462,266,548
Par value	88,000
Accumulated distributable earnings (loss)	(6,983,554)
NET ASSETS	$455,370,994
NET ASSET VALUE, per share	$51.75
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	8,800,002

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Statement of Operations
For the Year Ended October 31, 2018
INVESTMENT INCOME:
Interest	$ 10,929,031
Dividends	75,145
Total investment income	11,004,176
EXPENSES:
Investment advisory fees	2,304,089
Total expenses	2,304,089
Fees waived by the investment advisor	(530,921)
Net expenses	1,773,168
NET INVESTMENT INCOME (LOSS)	9,231,008
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(1,831,754)
Futures	157,096
Net realized gain (loss)	(1,674,658)
Net change in unrealized appreciation (depreciation) on:
Investments	(9,077,948)
Futures	(6,750)
Net change in unrealized appreciation (depreciation)	(9,084,698)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(10,759,356)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,528,348)
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Statements of Changes in Net Assets
	Year Ended 10/31/2018	Year Ended 10/31/2017
OPERATIONS:
Net investment income (loss)	$ 9,231,008	$ 3,409,349
Net realized gain (loss)	(1,674,658)	(725,571)
Net change in unrealized appreciation (depreciation)	(9,084,698)	2,360,391
Net increase (decrease) in net assets resulting from operations	(1,528,348)	5,044,169
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(9,168,753)
Net investment income		(3,340,878)
Net realized gain		(259,840)
Total distributions to shareholders	(9,168,753)	(3,600,718)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	248,070,577	139,111,811
Cost of shares redeemed	(2,607,604)	(2,600,619)
Net increase (decrease) in net assets resulting from shareholder transactions	245,462,973	136,511,192
Total increase (decrease) in net assets	234,765,872	137,954,643
NET ASSETS:
Beginning of period	220,605,122	82,650,479
End of period	$455,370,994	$220,605,122
Accumulated net investment income (loss) at end of period		$67,939
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	4,150,002	1,550,002
Shares sold	4,700,000	2,650,000
Shares redeemed	(50,000)	(50,000)
Shares outstanding, end of period	8,800,002	4,150,002

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Financial Highlights
For a share outstanding throughout each period
	Year Ended October 31,				Period Ended 10/31/2014 (a)
	2018	2017	2016	2015
Net asset value, beginning of period	$ 53.16	$ 53.32	$ 51.58	$ 51.11	$ 50.00
Income from investment operations:
Net investment income (loss)	1.35	1.34	1.32	1.35	0.56
Net realized and unrealized gain (loss)	(1.41)	(0.01)	1.99	0.50	1.20
Total from investment operations	(0.06)	1.33	3.31	1.85	1.76
Distributions paid to shareholders from:
Net investment income	(1.35)	(1.33)	(1.35)	(1.38)	(0.55)
Net realized gain	—	(0.16)	(0.22)	—	—
Return of capital	—	—	—	—	(0.10)
Total distributions	(1.35)	(1.49)	(1.57)	(1.38)	(0.65)
Net asset value, end of period	$51.75	$53.16	$53.32	$51.58	$51.11
Total return (b)	(0.12)%	2.59%	6.47%	3.66%	3.53%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 455,371	$ 220,605	$ 82,650	$ 33,529	$ 20,445
Ratio of total expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65% (c)
Ratio of net expenses to average net assets	0.50%	0.50%	0.52%	0.65%	0.65% (c)
Ratio of net investment income (loss) to average net assets	2.60%	2.63%	2.52%	2.63%	2.40% (c)
Portfolio turnover rate (d)	42%	85%	85%	109%	69%

(a)	Inception date is May 13, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. For some periods, the total returns would have been lower if certain fees had not been waived by the advisor.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Managed Municipal ETF (FMB)
October 31, 2018
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust consists of thirteen funds that are currently offering shares. This report covers the First Trust Managed Municipal ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker FMB on The Nasdaq Stock Market LLC. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.
The primary investment objective of the Fund is to generate current income that is exempt from regular federal income taxes and its secondary objective is long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Municipal securities and other debt securities are fair valued on the basis of fair valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2018
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer;
5)	the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security; and
10)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2018
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2018, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2018, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Value	Current Price	Carrying Cost	Value	% of Net Assets
CA Stwd Cmntys Dev Auth Rev Ref Lancer Eductnl Student Hsg Proj, Ser A, 4.00%, 06/01/21	11/02/16	$400,000	$101.64	$404,889	$406,540	0.09%
Centerra CO Met Dist #1 Spl Rev Dist #1, 5.00%, 12/01/22	04/20/17	500,000	106.60	530,222	532,975	0.12
Centerra CO Met Dist #1 Spl Rev Dist #1, 5.00%, 12/01/29	04/20/17	1,000,000	105.42	1,051,923	1,054,160	0.23
Leander TX Spl Assmnt Rev Crystal Springs Pub Impt Dist Proj Accd Inv, 5.13%, 09/01/38	05/04/18	1,290,000	96.97	1,290,000	1,250,861	0.27
Mission TX Econ Dev Corp Rev Sr Lien Nat Gasoline Proj, Ser B, AMT, 5.75%, 10/01/31	04/28/16	500,000	103.03	480,145	515,165	0.11
OR St Business Dev Commission Econ Dev Rev Ref Red Rock Biofuels LLC Clean Energy Proj, Ser 248-D, AMT, 6.50%, 04/01/31	03/16/18	1,000,000	96.77	1,000,000	967,730	0.21
Prairie Ctr CO Met Dist #3 Ltd Property Tax Supported Pri Ref, Ser A, 4.13%, 12/15/27	10/13/17	1,000,000	99.66	994,281	996,580	0.22
				$5,751,460	$5,724,011	1.25%
D. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contacts are marked to market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures” on the Statement of

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2018
Operations. This daily fluctuation in the value of the contracts is also known as variation margin and is included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
E. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2018 and 2017, was as follows:
Distributions paid from:	2018	2017
Ordinary income	$—	$263,324
Capital gains	—	—
Tax-exempt income	9,168,753	3,337,394
Return of capital	—	—
As of October 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(2,301,347)
Net unrealized appreciation (depreciation)	(4,682,207)
Total accumulated earnings (losses)	(6,983,554)
Other	—
Paid-in capital	462,354,548
Total net assets	$455,370,994
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
In addition, the Fund intends to invest in such municipal securities to allow it to pay shareholders “exempt dividends” as defined in the Internal Revenue Code.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2015, 2016, 2017, and 2018 remain open to federal and state audit. As of October 31, 2018, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2018
when there has been a 50% change in ownership. At October 31, 2018, the Fund had $2,301,347 of non-expiring capital loss carryforwards for federal income tax purposes.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2018, the Fund had no net ordinary losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2018, the adjustments for the Fund were as follows:
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
$(261)	$261	$—
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
H. New Accounting Pronouncements
On March 30, 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 “Premium Amortization on Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. The ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Earlier application is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.
On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2018
and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.65% of its average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust’s Board of Trustees and the Advisor have entered into a Fee Waiver Agreement for the Fund pursuant to which the Advisor contractually agreed to waive management fees of 0.15% of average daily net assets until March 1, 2020. The waiver agreement may be terminated by action of the Trust’s Board of Trustees at any time upon 60 days’ written notice by the Trust on behalf of the Fund or by the Fund’s investment advisor only after March 1, 2020. First Trust does not have the right to recover the fees waived. During the fiscal year ended October 31, 2018, the Advisor waived fees of $530,921.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2018, the cost of purchases and proceeds from sales of investments, excluding short term investments and in-kind transactions, were $396,121,426 and $142,181,547, respectively.
For the fiscal year ended October 31, 2018, the Fund had no in-kind transactions.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at October 31, 2018, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Futures	Interest Rate Risk	Unrealized appreciation on futures contracts	$ 29,375	Unrealized depreciation on futures contracts	$ 36,125
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2018, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on futures	$157,096
Net change in unrealized appreciation (depreciation) on futures	(6,750)
During the fiscal year ended October 31, 2018, the notional value of futures contracts opened and closed were $117,355,967 and $99,300,217, respectively.
The Fund does not have the right to offset financial assets and liabilities related to futures contracts on the Statement of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2018
6. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities determined by First Trust (the “Deposit Securities”) and generally make or receive a cash payment referred to as the “Cash Component,” which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2020.
8. Borrowings
The Trust, on behalf of the Fund, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV have a $360 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Prior to August 28, 2018 and March 7, 2018, the commitment amount was $320 million and $220 million, respectively. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended October 31, 2018.
9. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2018
10. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:
On November 2, 2018, First Trust Short Duration Managed Municipal ETF and First Trust Ultra Short Duration Municipal ETF, each an additional series of the Trust, began trading under the ticker symbols FSMB and FUMB, respectively, on the NYSE Arca, Inc.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Managed Municipal ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund III, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended October 31, 2018, 2017, 2016, 2015 and for the period from May 13, 2014 (commencement of operations) through October 31, 2014, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended October 31, 2018, 2017, 2016, 2015 and for the period from May 13, 2014 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 21, 2018
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Managed Municipal ETF (FMB)
October 31, 2018 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Trust files its complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form NQs are available (1) by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the SEC’s website at www.sec.gov.
Beginning in April 2019, the Trust will cease to disclose the Fund’s holdings on Form N-Q and will file Form N-PORT with the SEC on a monthly basis. Part F of Form N-PORT, which contains the complete schedule of the Fund’s portfolio holdings, will be made available in the same manner as Form N-Q discussed above.
Federal Tax Information
For the taxable year ended October 31, 2018, the following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement. The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2018:
Federal and State Income Tax	Percentages
Tax-Exempt Interest Dividends	100.00%
Alternative Minimum Tax (AMT)	7.46%
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to some or all of the Funds are identified below, but not all of the material risks relevant to each Fund are included in this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a Fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A Fund that tracks an index will be concentrated to the extent the Fund’s corresponding index is concentrated. A concentration makes a Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The Funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject a Fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a Fund uses derivative instruments such as futures contracts, options contracts and swaps, the Fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a Fund’s portfolio managers use derivatives to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.
Equity Securities Risk. To the extent a Fund invests in equity securities, the value of the Fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of

Additional Information (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2018 (Unaudited)
the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a Fund invests in fixed income securities, the Fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a Fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a Fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the Fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Fund of Funds Risk. To the extent a Fund invests in the securities of other investment vehicles, the Fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the Fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the Fund invests.
Index Constituent Risk. Certain Funds may be a constituent of one or more indices. As a result, such a Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a Fund’s net asset value could be negatively impacted and the Fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a Fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the Fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the Fund and its shareholders.
Management Risk. To the extent that a Fund is actively managed, it is subject to management risk. In managing an actively-managed Fund’s investment portfolio, the Fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a Fund will meet its investment objective.
Market Risk. Securities held by a Fund, as well as shares of a Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.
Non-U.S. Securities Risk. To the extent a Fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs

Additional Information (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2018 (Unaudited)
than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Passive Investment Risk. To the extent a Fund seeks to track an index, the Fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Investment Management Agreement
Board Considerations Regarding Continuation of Investment Management Agreement
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Managed Municipal ETF (the “Fund”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2019 at a meeting held on June 11, 2018. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 23, 2018 and June 11, 2018, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (most of which were exchange-traded funds (“ETFs”)) compiled by Management Practice, Inc. (“MPI”), an independent source (the “Peer Group”), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor; expenses of the Fund as compared to expense ratios of the funds in the Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 23, 2018, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 11, 2018 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Municipal Securities Team is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Municipal Securities Team and noted the Board’s prior meetings with members of the Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Municipal Securities Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 23, 2018 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature,

Additional Information (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2018 (Unaudited)
extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with the Fund’s investment objectives, policies and restrictions.
The Board considered the unitary fee rate payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board noted that the Advisor had previously agreed to waive a portion of its unitary fee in an amount equal to 0.15% of the Fund’s average daily net assets until at least March 1, 2019. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Peer Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund’s Peer Group included peer funds that pay a unitary fee and because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee for the Fund, after taking into account the contractual fee waiver, was above the median total (net) expense ratio of the peer funds in the Peer Group. With respect to the Peer Group, the Board noted its prior discussions with the Advisor and MPI regarding the assembly of the Peer Group and, at the April 23, 2018 meeting, discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including the limited number of actively-managed ETFs investing in municipal securities and that most of the peer funds were index-based ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s description of its long-term commitment to the Fund.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2017 to the performance of the peer funds in the Peer Group and to that of a benchmark index. Based on the information provided, the Board noted that the Fund outperformed the Peer Group average and the benchmark index for the one- and three-year periods ended December 31, 2017.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to make investments in additional infrastructure and personnel. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2017 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with its management of the Fund’s portfolio. The Board also considered the Advisor’s compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Board of Trustees and Officers
First Trust Managed Municipal ETF (FMB)
October 31, 2018 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 E. Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	159	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	159	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	159	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	159	Director of Covenant Transport, Inc. (May 2003 to May 2014)
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	159	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2018 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Managed Municipal ETF (FMB)
October 31, 2018 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
May 2017

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund III
First Trust Long/Short Equity ETF (FTLS)

Annual Report
For the Year Ended
October 31, 2018

First Trust Long/Short Equity ETF (FTLS)
Annual Report
October 31, 2018
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust Long/Short Equity ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Long/Short Equity ETF (FTLS)
Annual Letter from the Chairman and CEO
October 31, 2018
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Long/Short Equity ETF (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2018, including a market overview and a performance analysis. We encourage you to read this report carefully and discuss it with your financial advisor.
As I mentioned in my April 2018 letter, 2017 was a very strong year for U.S. and global markets. Investors were rewarded with rising markets and very little volatility. As 2018 began, investors were hoping for another strong year in the markets. For the entire first quarter, however, increased market volatility was the norm for U.S. and global markets. The markets continued their volatility throughout the second quarter. During April and May, the Dow Jones Industrial Average (“DJIA”) closed out each month slightly down, but ended both June and July slightly up. August was a strong month for stocks, and the DJIA finished August just under its previous high in January of 2018. At the close of the third quarter in September, the markets had moved higher into positive territory. In fact, all three major U.S. indices (the Nasdaq Composite Index, the S&P 500® Index and the DJIA) hit record levels during the third quarter. In October, markets were again very volatile, surprising analysts and investors alike. Both global and U.S. markets fell on fears of slowing growth, trade wars and higher interest rates. The DJIA was down 5% for October and the MSCI EAFE Index, an index of stocks in 21 developed markets (excluding the U.S. and Canada), was down 9% for the same period.
Based on continued strong job growth and the economic outlook in the U.S., the Federal Reserve (the “Fed”) raised interest rates in March, June and September. At their September meeting, the Fed also indicated the possibility of one more rate hike in 2018 as well as three more rate hikes in 2019.
Trade tensions have had an impact on markets around the world and could continue to do so in the future. However, our economists believe that the long-term impact of U.S. tariffs will be to encourage countries to come back to the table and talk about more equal trade. Despite market volatility, we continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.
We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and by speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.
Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Long/Short Equity ETF (FTLS)
The investment objective of First Trust Long/Short Equity ETF (the “Fund”) is to seek to provide investors with long-term total return. The Fund pursues its investment objective by establishing long and short positions in a portfolio of Equity Securities (as defined below). Under normal circumstances, at least 80% of the Fund’s net assets (including investment borrowings) will be exposed to U.S. exchange-listed equity securities of U.S. and non-U.S. companies by investing in such securities directly and/or in U.S. exchange-traded funds (“ETFs”) that provide exposure to such securities. The securities of the companies and ETFs in which the Fund will invest are referred to collectively as “Equity Securities”. The Equity Securities held by the Fund may include U.S. exchange-listed equity securities of non-U.S. issuers, as well as investments in the equity securities of non-U.S. issuers that are in the form of depositary receipts.
The Fund takes long and short positions in Equity Securities. As opposed to taking long positions in which an investor seeks to profit from increases in the price of a security, short selling is a technique that will be used by the Fund to try and profit from the falling price of a security. Short selling involves selling a security that has been borrowed from a third party with the intention of buying an identical security back at a later date to return to that third party.
Having both long and short positions in an equity security portfolio is a common way to create returns that are independent of market moves. One advantage of a long and short portfolio is that the long and short positions may offset one another in a manner that results in a lower net exposure to the direction of the market. In addition, cash balances arising from the use of short selling typically will be held in money market instruments.

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 10/31/18	Inception (9/8/14) to 10/31/18	Inception (9/8/14) to 10/31/18
Fund Performance
NAV	2.45%	6.97%	32.24%
Market Price	2.35%	6.95%	32.13%
Index Performance
S&P 500® Index	7.35%	9.82%	47.45%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the period indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Long/Short Equity ETF (FTLS)
Portfolio Sector Allocation	% of Total Long-Term Investments
Information Technology	18.5%
Consumer Discretionary	13.8
Financials	13.6
Industrials	11.6
Health Care	11.1
Real Estate	10.3
Consumer Staples	7.4
Energy	7.0
Communication Services	4.7
Materials	2.0
Total	100.0%

Portfolio Sector Allocation	% of Investments Sold Short
Financials	28.7%
Information Technology	21.4
Real Estate	12.2
Consumer Discretionary	11.4
Industrials	7.0
Materials	5.1
Consumer Staples	3.9
Energy	3.7
Communication Services	3.4
Health Care	3.2
Total	100.0%
Top Ten Long-Term Investments	% of Net Assets
JPMorgan Chase & Co.	2.4%
Vanguard Small-Cap ETF	2.4
iShares Rusell 1000 Value ETF	2.3
Apple, Inc.	2.2
McCormick & Co., Inc.	2.0
Premier, Inc., Class A	1.9
Visa, Inc., Class A	1.9
Altria Group, Inc.	1.8
Simon Property Group, Inc.	1.7
Microsoft Corp.	1.7
Total	20.3%

Top Ten Investments Sold Short	% of Net Assets
SPDR S&P 500 ETF Trust	-5.1%
iShares Russell 1000 Growth ETF	-2.5%
Live Nation Entertainment, Inc.	-0.5%
Jack Henry & Associates, Inc.	-0.5%
Liberty Broadband Corp., Class C	-0.5%
ViaSat, Inc.	-0.5%
Sun Communities, Inc.	-0.5%
STORE Capital Corp.	-0.5%
WP Carey, Inc.	-0.5%
EPR Properties	-0.5%
Total	-11.6%

Fund Performance Overview (Unaudited) (Continued)
First Trust Long/Short Equity ETF (FTLS)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
9/9/14 – 10/31/14	23	3	0	0
11/1/14 – 10/31/15	190	7	0	1
11/1/15 – 10/31/16	170	0	0	0
11/1/16 – 10/31/17	173	0	0	0
11/1/17 – 10/31/18	180	0	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
9/9/14 – 10/31/14	9	4	0	0
11/1/14 – 10/31/15	41	12	0	0
11/1/15 – 10/31/16	81	1	0	0
11/1/16 – 10/31/17	79	0	0	0
11/1/17 – 10/31/18	72	0	0	0

Portfolio Commentary
First Trust Long/Short Equity ETF (FTLS)
Annual Report
October 31, 2018 (Unaudited)
Investment Advisor
First Trust Advisors L.P. (“First Trust”) is the investment advisor, commodity pool operator and commodity trading advisor to First Trust Long/Short Equity ETF (the “Fund” or “FTLS”). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the investments in the Fund’s portfolio and certain other services necessary for the management of the portfolio.
Portfolio Management Team
John Gambla – CFA, FRM, PRM, Senior Portfolio Manager of First Trust, FTA- Alternatives & Active Management Team
Rob A. Guttschow – CFA, Senior Portfolio Manager of First Trust, FTA- Alternatives & Active Management Team
Commentary
First Trust Long/Short Equity ETF
The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s investment objective is to seek to provide investors with long-term total return. The Fund pursues its investment objective by establishing long and short positions in a portfolio of equity securities. Under normal circumstances, at least 80% of the Fund’s net assets (including investment borrowings) will be exposed to U.S. exchange-listed equity securities of U.S. and non-U.S. companies by investing in such securities directly and/or in U.S. ETFs that provide exposure to such securities.
Overall Market Recap
U.S. economic growth accelerated during the 12-month period ended October 31, 2018. Gross domestic product growth averaged 3.1% over the four calendar quarters during the reporting period with the final two quarters averaging 3.85% annualized. This compares favorably to the same four quarters in the prior fiscal year which averaged 2.35% annualized growth. The headline U.S. unemployment rate fell steadily during the period, dropping from 4.1% as of October 31, 2017 to 3.7% as of October 31, 2018. The total number of non-farm payroll jobs added to the U.S. economy during the fiscal period, as measured by the Bureau of Labor Statistics, was nearly 2.52 million.
With the economy growing at 3+%, unemployment declining, and inflation under control, the Federal Reserve Open Market Committee (“FOMC”) continued on its gradual path of rate “normalization” that it had begun back in December 2016. During this fiscal period, the FOMC raised interest rates at quarterly intervals (December 2017, March 2018, June 2018, and September 2018) by 0.25%. As of October 31, 2018, short-term overnight interest rates are at 2.25%. Conservative investors can earn a nice return simply buying 2-year Treasury notes which as of the end of the fiscal period were yielding 2.87%, 1.27% higher than one year ago.
The U.S. equity market, as represented by the S&P 500® Index, posted positive total returns for the fiscal period, up 7.35%. Earnings growth was strong on a year-over-year basis as strong top line growth and lower tax rates flowed to the corporate bottom line. For the calendar year periods (third quarter 2017 versus third quarter 2018), Standard & Poor’s reported top line sales growth of 10.6% and reported earnings growth of 29.8%.
Fund Performance – FTLS
The Fund returned 2.35% on a market price basis and 2.45% on a net asset value (“NAV”) basis for the period from October 31, 2017 through October 31, 2018. The Fund’s Benchmark, the S&P 500® Index (the “Benchmark”) returned 7.35% during the same period.
During the 12-month period ended October 31, 2018, the net positions within the portfolio (long holdings minus short holdings) declined from 75.5% of the Fund’s net assets at the beginning of the period to 59.5% at the end of the period. The decline was primarily the result of the short positions in the Fund being increased throughout the year. At the beginning of the fiscal period, the short positions within the Fund were -23.5% of the Fund’s net assets while at fiscal year-end, the short positions were -34.6%. During the period, the companies held as short positions within the Fund rose in value substantially less than the overall market, but the rising tide of the market lifted all boats, resulting in the short positions reducing Fund performance. The Fund’s long positions, as stand-alone investments, underperformed the Benchmark with lower average allocations to Information Technology and Healthcare hurting performance while overweight’s in the Consumer Discretionary and Real Estate sectors helped performance. Stock selection within the Information Technology, Consumer Discretionary, Communication Services, and Healthcare sectors were also drags on relative performance during the fiscal period. Overall, the Fund underperformed the unmanaged, unhedged Benchmark, but realized returns and risk commensurate with its overall market position as a long-short equity fund with net exposure ranging during the period between 59.5% and 75.5%.

Portfolio Commentary (Continued)
First Trust Long/Short Equity ETF (FTLS)
Annual Report
October 31, 2018 (Unaudited)
Market and Fund Outlook
Today, we believe the Fund is well positioned to achieve its primary objectives of seeking to provide investors with long-term total return. The Fund is invested in a broad array of U.S. equity securities with a net market exposure of approximately 60% versus its unmanaged Benchmark’s exposure of 100%. We believe the Fund’s combination of a broadly diversified portfolio which is long high-quality stocks and short low-quality stocks, as measured by an earnings quality model, positions the Fund well to continue to achieve its investment objective.

First Trust Long/Short Equity ETF (FTLS)
Understanding Your Fund Expenses
October 31, 2018 (Unaudited)
As a shareholder of the First Trust Long/Short Equity ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2018.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio Based on the Six-Month Period (a)	Expenses Paid During the Six-Month Period (a)(b)
First Trust Long/Short Equity ETF (FTLS)
Actual	$1,000.00	$1,002.20	1.58%	$7.97
Hypothetical (5% return before expenses)	$1,000.00	$1,017.24	1.58%	$8.03

(a)	Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests.
(b)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2018 through October 31, 2018), multiplied by 184/365 (to reflect the six-month period).

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments
October 31, 2018
Shares/ Units	Description	Value
COMMON STOCKS – 78.7%
	Aerospace & Defense – 0.5%
1,095	Boeing (The) Co.	$388,572
16,656	Triumph Group, Inc.	303,972
		692,544
	Air Freight & Logistics – 0.2%
5,164	Expeditors International of Washington, Inc.	346,918
	Airlines – 1.5%
6,838	Delta Air Lines, Inc.	374,244
40,113	Southwest Airlines Co. (a)	1,969,548
		2,343,792
	Auto Components – 0.2%
17,497	Gentex Corp.	368,312
	Automobiles – 0.3%
11,236	Harley-Davidson, Inc.	429,440
	Banks – 5.5%
34,552	Bank of America Corp.	950,180
15,407	Banner Corp.	890,833
14,219	East West Bancorp, Inc.	745,644
49,103	Hilltop Holdings, Inc.	977,150
33,985	JPMorgan Chase & Co.	3,705,044
7,972	Prosperity Bancshares, Inc.	518,419
15,290	Wells Fargo & Co.	813,887
		8,601,157
	Beverages – 0.2%
5,064	Anheuser-Busch InBev S.A.	374,635
	Biotechnology – 3.0%
11,850	Amgen, Inc.	2,284,562
25,468	Celgene Corp. (b)	1,823,509
1,504	Ligand Pharmaceuticals, Inc. (b)	247,874
2,317	Loxo Oncology, Inc. (b)	353,713
		4,709,658
	Building Products – 0.3%
5,150	Allegion PLC	441,510
	Capital Markets – 0.5%
3,431	FactSet Research Systems, Inc.	767,721
	Chemicals – 0.6%
7,669	CF Industries Holdings, Inc.	368,342
8,054	RPM International, Inc.	492,663
		861,005
	Commercial Services & Supplies – 0.2%
9,345	SP Plus Corp. (b)	298,666
	Communications Equipment – 1.3%
6,009	F5 Networks, Inc. (b)	1,053,257
18,088	Juniper Networks, Inc.	529,436
Shares/ Units	Description	Value

	Communications Equipment (Continued)
3,046	Motorola Solutions, Inc.	$373,318
		1,956,011
	Consumer Finance – 1.5%
26,524	Capital One Financial Corp.	2,368,593
	Containers & Packaging – 0.2%
8,112	Berry Global Group, Inc. (b)	353,845
	Diversified Consumer Services – 0.7%
41,959	H&R Block, Inc.	1,113,592
	Diversified Telecommunication Services – 0.2%
27,053	Vonage Holdings Corp. (b)	358,723
	Electrical Equipment – 1.7%
33,585	AMETEK, Inc. (a)	2,252,882
6,850	Generac Holdings, Inc. (b)	347,500
		2,600,382
	Entertainment – 1.0%
12,909	Electronic Arts, Inc. (b)	1,174,461
4,772	World Wrestling Entertainment, Inc.	346,399
		1,520,860
	Food & Staples Retailing – 2.9%
8,159	Costco Wholesale Corp.	1,865,392
27,647	Walgreens Boots Alliance, Inc.	2,205,401
5,025	Walmart, Inc.	503,907
		4,574,700
	Food Products – 2.0%
21,019	McCormick & Co., Inc. (a)	3,026,736
	Health Care Equipment & Supplies – 0.5%
9,517	Hologic, Inc. (b)	371,068
3,400	Masimo Corp. (b)	393,040
		764,108
	Health Care Providers & Services – 3.7%
5,135	Amedisys, Inc. (b)	564,850
22,933	CVS Health Corp.	1,660,120
66,376	Premier, Inc., Class A (b)	2,986,920
5,214	US Physical Therapy, Inc.	560,609
		5,772,499
	Hotels, Restaurants & Leisure – 0.8%
11,992	Las Vegas Sands Corp.	611,952

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2018
Shares/ Units	Description	Value
COMMON STOCKS (Continued)
	Hotels, Restaurants & Leisure (Continued)
17,865	Yum China Holdings, Inc.	$644,569
		1,256,521
	Household Durables – 2.0%
27,026	DR Horton, Inc.	971,855
200	NVR, Inc. (a) (b)	447,806
46,327	PulteGroup, Inc.	1,138,254
18,248	Toll Brothers, Inc.	614,228
		3,172,143
	Industrial Conglomerates – 1.2%
6,796	Roper Technologies, Inc.	1,922,588
	Interactive Media & Services – 2.4%
952	Alphabet, Inc., Class A (b)	1,038,232
1,000	Alphabet, Inc., Class C (b)	1,076,770
8,350	Facebook, Inc., Class A (a) (b)	1,267,447
1,926	IAC/InterActiveCorp (b)	378,632
		3,761,081
	Internet & Direct Marketing Retail – 1.3%
1,245	Amazon.com, Inc. (b)	1,989,523
	IT Services – 3.7%
15,881	Accenture PLC, Class A (a)	2,503,163
2,429	VeriSign, Inc. (b)	346,230
21,040	Visa, Inc., Class A	2,900,364
		5,749,757
	Leisure Products – 1.0%
17,089	Brunswick Corp.	888,457
3,456	Polaris Industries, Inc.	307,515
6,232	Sturm Ruger & Co., Inc.	370,119
		1,566,091
	Machinery – 4.7%
49,841	Allison Transmission Holdings, Inc. (a)	2,196,991
18,192	Hillenbrand, Inc.	871,397
22,901	Mueller Industries, Inc.	557,639
42,275	Pentair PLC	1,697,341
34,877	Toro (The) Co.	1,964,622
		7,287,990
	Media – 0.8%
21,464	Altice USA, Inc., Class A	350,078
31,287	DISH Network Corp. (b)	961,762
		1,311,840
	Metals & Mining – 0.7%
24,730	Freeport-McMoRan, Inc.	288,105
5,460	Royal Gold, Inc.	418,400
Shares/ Units	Description	Value

	Metals & Mining (Continued)
14,735	Schnitzer Steel Industries, Inc., Class A	$396,371
		1,102,876
	Oil, Gas & Consumable Fuels – 5.3%
18,713	Chevron Corp. (a)	2,089,306
5,826	Continental Resources, Inc. (b)	306,914
10,970	CVR Energy, Inc.	471,710
16,260	Exxon Mobil Corp. (a)	1,295,597
21,633	Geopark Ltd. (b)	362,569
5,368	HollyFrontier Corp.	362,018
60,538	Kinder Morgan, Inc.	1,030,357
12,765	Parsley Energy, Inc., Class A (b)	298,956
7,743	PBF Energy, Inc., Class A	324,044
9,713	Peabody Energy Corp.	344,326
3,508	Phillips 66 (a)	360,693
14,620	Plains GP Holdings, L.P., Class A	312,429
8,065	Valero Energy Corp.	734,641
		8,293,560
	Paper & Forest Products – 0.4%
8,869	Boise Cascade Co.	273,077
21,945	Mercer International, Inc.	333,783
		606,860
	Pharmaceuticals – 3.2%
5,605	Allergan PLC	885,646
29,990	Bristol-Myers Squibb Co.	1,515,695
24,980	Endo International PLC (b)	423,161
3,331	Jazz Pharmaceuticals PLC (b)	529,029
9,852	Johnson & Johnson	1,379,182
11,687	Mallinckrodt PLC (b)	292,876
		5,025,589
	Professional Services – 0.2%
4,797	Robert Half International, Inc. (a)	290,362
	Real Estate Management & Development – 0.2%
21,323	St Joe (The) Co. (b)	323,896
	Semiconductors & Semiconductor Equipment – 3.9%
4,273	Analog Devices, Inc. (a)	357,693
19,280	Intel Corp.	903,846
22,011	KLA-Tencor Corp.	2,014,887
12,496	Microchip Technology, Inc.	821,987
8,438	Nanometrics, Inc. (b)	270,522
3,846	NVIDIA Corp.	810,852
9,903	Texas Instruments, Inc.	919,296
		6,099,083

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2018
Shares/ Units	Description	Value
COMMON STOCKS (Continued)
	Software – 5.0%
5,148	Fortinet, Inc. (b)	$423,063
12,118	Intuit, Inc. (a)	2,556,898
15,648	j2 Global, Inc.	1,139,800
24,400	Microsoft Corp.	2,606,164
33,218	Progress Software Corp.	1,067,627
		7,793,552
	Specialty Retail – 5.1%
13,046	Home Depot (The), Inc. (a)	2,294,531
25,311	Lowe’s Cos., Inc. (a)	2,410,113
4,426	Murphy USA, Inc. (b)	356,868
12,225	Ross Stores, Inc.	1,210,275
9,328	TJX (The) Cos., Inc. (a)	1,024,961
2,167	Ulta Beauty, Inc. (b)	594,885
		7,891,633
	Technology Hardware, Storage & Peripherals – 3.6%
15,501	Apple, Inc. (a)	3,392,549
91,272	HP, Inc.	2,203,306
		5,595,855
	Textiles, Apparel & Luxury Goods – 1.6%
24,526	NIKE, Inc., Class B	1,840,431
4,797	Ralph Lauren Corp.	621,739
		2,462,170
	Thrifts & Mortgage Finance – 0.6%
102,603	New York Community Bancorp, Inc.	982,937
	Tobacco – 1.8%
43,031	Altria Group, Inc. (a)	2,798,736
	Trading Companies & Distributors – 0.5%
37,166	Aircastle, Ltd.	722,135
	Total Common Stocks	122,652,185
	(Cost $125,480,836)
REAL ESTATE INVESTMENT TRUSTS – 9.5%
	Equity Real Estate Investment Trusts – 9.5%
41,415	American Homes 4 Rent, Class A	872,614
16,416	American Tower Corp. (a)	2,557,777
110,210	Invitation Homes, Inc. (a)	2,411,395
24,482	Mid-America Apartment Communities, Inc.	2,392,136
8,151	Public Storage	1,674,786
14,621	Simon Property Group, Inc. (a)	2,683,246
Shares/ Units	Description	Value

	Equity Real Estate Investment Trusts (Continued)
32,840	Welltower, Inc.	$2,169,739
	Total Real Estate Investment Trusts	14,761,693
	(Cost $14,449,804)
EXCHANGE-TRADED FUNDS – 4.7%
	Capital Markets – 4.7%
30,000	iShares Rusell 1000 Value ETF	3,602,700
25,249	Vanguard Small-Cap ETF (a)	3,689,636
	Total Exchange-Traded Funds	7,292,336
	(Cost $7,575,580)
MASTER LIMITED PARTNERSHIPS – 1.3%
	Oil, Gas & Consumable Fuels – 1.3%
9,433	Cheniere Energy Partners, L.P.	317,609
10,540	Magellan Midstream Partners, L.P.	650,107
14,019	Plains All American Pipeline, L.P.	305,193
11,276	TC PipeLines, L.P.	346,737
9,068	Valero Energy Partners, L.P.	380,675
	Total Master Limited Partnerships	2,000,321
	(Cost $2,222,201)
	Total Investments – 94.2%	146,706,535
	(Cost $149,728,421) (c)
Shares	Description	Value
COMMON STOCKS SOLD SHORT – (23.2)%
	Aerospace & Defense – (0.2)%
(5,034)	BWX Technologies, Inc.	(294,288)
	Air Freight & Logistics – (0.1)%
(8,958)	Air Transport Services Group, Inc. (b)	(175,577)
	Auto Components – (0.2)%
(4,796)	Visteon Corp. (b)	(379,076)
	Banks – (2.3)%
(5,282)	Bank of NT Butterfield & Son (The) Ltd.	(212,812)
(6,423)	BOK Financial Corp.	(550,644)
(11,383)	Commerce Bancshares, Inc.	(723,959)
(3,738)	Cullen/Frost Bankers, Inc.	(366,025)
(3,977)	International Bancshares Corp.	(153,910)
(9,258)	Old National Bancorp	(165,255)
(19,128)	Triumph Bancorp, Inc. (b)	(685,930)
(20,606)	United Bankshares, Inc.	(683,501)
		(3,542,036)

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2018
Shares	Description	Value
COMMON STOCKS SOLD SHORT (Continued)
	Beverages – (0.2)%
(12,990)	Keurig Dr Pepper, Inc.	$(337,740)
	Biotechnology – (0.2)%
(2,039)	Sage Therapeutics, Inc. (b)	(262,378)
	Building Products – (0.1)%
(12,027)	JELD-WEN Holding, Inc. (b)	(195,559)
	Chemicals – (0.5)%
(10,777)	Scotts Miracle-Gro (The) Co.	(719,257)
	Commercial Services & Supplies – (0.1)%
(3,185)	Viad Corp.	(152,530)
	Communications Equipment – (1.0)%
(9,538)	InterDigital, Inc.	(676,721)
(12,701)	ViaSat, Inc. (b)	(809,816)
		(1,486,537)
	Construction & Engineering – (0.7)%
(10,834)	MasTec, Inc. (b)	(471,387)
(8,982)	Tutor Perini Corp. (b)	(139,221)
(4,312)	Valmont Industries, Inc.	(536,025)
		(1,146,633)
	Construction Materials – (0.1)%
(9,083)	Summit Materials, Inc., Class A (d)	(122,620)
	Consumer Finance – (0.1)%
(6,735)	Ally Financial, Inc.	(171,136)
	Containers & Packaging – (1.0)%
(7,815)	AptarGroup, Inc.	(796,817)
(45,755)	Owens-Illinois, Inc. (b)	(716,981)
		(1,513,798)
	Diversified Consumer Services – (0.2)%
(50,299)	Houghton Mifflin Harcourt Co. (b)	(337,003)
	Electronic Equipment, Instruments & Components – (0.4)%
(10,403)	Arrow Electronics, Inc. (b)	(704,387)
	Energy Equipment & Services – (0.5)%
(10,154)	Diamond Offshore Drilling, Inc. (b)	(143,984)
(10,826)	ProPetro Holding Corp. (b)	(191,079)
(13,990)	Rowan Cos., PLC (b)	(222,581)
Shares	Description	Value

	Energy Equipment & Services (Continued)
(15,528)	Transocean Ltd. (b)	$(170,963)
		(728,607)
	Entertainment – (0.5)%
(16,194)	Live Nation Entertainment, Inc. (b)	(846,946)
	Food Products – (1.0)%
(12,848)	Bunge Ltd.	(794,007)
(7,630)	Ingredion, Inc.	(772,003)
		(1,566,010)
	Health Care Equipment & Supplies – (0.6)%
(2,090)	Insulet Corp. (b)	(184,359)
(2,896)	Integra LifeSciences Holdings Corp. (b)	(155,139)
(6,669)	Merit Medical Systems, Inc. (b)	(380,933)
(2,244)	STERIS PLC	(245,292)
		(965,723)
	Health Care Providers & Services – (0.1)%
(7,162)	Tenet Healthcare Corp. (b)	(184,278)
	Hotels, Restaurants & Leisure – (1.4)%
(15,198)	Belmond Ltd., Class A (b)	(260,190)
(10,439)	Choice Hotels International, Inc.	(766,222)
(7,538)	Hyatt Hotels Corp., Class A	(521,630)
(38,406)	International Game Technology PLC	(712,431)
		(2,260,473)
	Internet & Direct Marketing Retail – (0.3)%
(9,258)	Shutterfly, Inc. (b)	(462,900)
	IT Services – (3.2)%
(12,307)	Amdocs Ltd.	(778,664)
(13,350)	Black Knight, Inc. (b)	(651,080)
(20,531)	Conduent, Inc. (b)	(392,142)
(10,065)	CoreLogic, Inc. (b)	(408,840)
(20,782)	First Data Corp., Class A (b)	(389,455)
(26,217)	Genpact Ltd.	(718,608)
(5,639)	Jack Henry & Associates, Inc.	(844,891)
(8,595)	Wordpay, Inc., Class A (b)	(789,365)
		(4,973,045)
	Life Sciences Tools & Services – (0.2)%
(2,558)	Charles River Laboratories International, Inc. (b)	(311,616)
	Machinery – (0.5)%
(6,976)	Albany International Corp., Class A	(488,180)

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2018
Shares	Description	Value
COMMON STOCKS SOLD SHORT (Continued)
	Machinery (Continued)
(22,154)	Gates Industrial Corp. PLC (b)	$(333,418)
		(821,598)
	Media – (1.2)%
(16,518)	GCI Liberty, Inc., Class A (b)	(781,797)
(10,034)	Liberty Broadband Corp., Class C (b)	(832,120)
(8,499)	New York Times (The) Co.	(224,373)
		(1,838,290)
	Metals & Mining – (0.3)%
(10,576)	Southern Copper Corp.	(405,484)
	Oil, Gas & Consumable Fuels – (0.8)%
(29,408)	Alta Mesa Resources, Inc., Class A (b)	(92,635)
(15,222)	Extraction Oil & Gas, Inc. (b)	(121,624)
(10,801)	GasLog Ltd	(220,989)
(21,474)	Kosmos Energy Ltd. (b)	(139,366)
(3,323)	PDC Energy, Inc. (b)	(141,061)
(3,408)	Targa Resources Corp.	(176,091)
(9,603)	WildHorse Resource Development Corp. (b)	(203,680)
(10,103)	WPX Energy, Inc. (b)	(162,052)
		(1,257,498)
	Personal Products – (0.1)%
(1,425)	USANA Health Sciences, Inc. (b)	(166,753)
	Professional Services – (0.2)%
(4,437)	TransUnion	(291,733)
	Real Estate Management & Development – (0.4)%
(61,113)	Newmark Group, Inc., Class A	(595,241)
	Road & Rail – (0.5)%
(2,158)	AMERCO	(704,544)
	Semiconductors & Semiconductor Equipment – (0.9)%
(3,453)	First Solar, Inc. (b)	(144,335)
(17,006)	Rambus, Inc. (b)	(148,122)
(18,906)	Teradyne, Inc.	(651,312)
(15,384)	Versum Materials, Inc.	(485,519)
		(1,429,288)
	Software – (1.3)%
(15,745)	ACI Worldwide, Inc. (b)	(395,042)
(3,940)	Cornerstone OnDemand, Inc. (b)	(194,045)
(5,772)	Dell Technologies, Inc., Class V (b)	(521,731)
(3,634)	Q2 Holdings, Inc. (b)	(193,438)
Shares	Description	Value

	Software (Continued)
(2,763)	Ultimate Software Group (The), Inc. (b)	$(736,699)
		(2,040,955)
	Specialty Retail – (0.9)%
(3,743)	Burlington Stores, Inc. (b)	(641,887)
(24,309)	Guess?, Inc.	(516,323)
(3,718)	Williams-Sonoma, Inc.	(220,775)
		(1,378,985)
	Technology Hardware, Storage & Peripherals – (0.6)%
(39,374)	Diebold Nixdorf, Inc.	(153,558)
(28,962)	NCR Corp. (b)	(777,630)
		(931,188)
	Textiles, Apparel & Luxury Goods – (0.3)%
(14,525)	Wolverine World Wide, Inc.	(510,844)
	Total Common Stocks Sold Short	(36,212,554)
	(Proceeds $39,631,398)
EXCHANGE-TRADED FUNDS SOLD SHORT – (7.6)%
	Capital Markets – (7.6)%
(27,500)	iShares Russell 1000 Growth ETF	(3,907,200)
(29,101)	SPDR S&P 500 ETF Trust	(7,875,604)
	Total Exchange-Traded Funds Sold Short	(11,782,804)
	(Proceeds $11,623,861)
REAL ESTATE INVESTMENT TRUSTS SOLD SHORT – (3.8)%
	Equity Real Estate Investment Trusts – (3.8)%
(11,719)	EPR Properties	(805,564)
(17,967)	First Industrial Realty Trust, Inc.	(551,587)
(9,507)	JBG SMITH Properties	(356,322)
(11,059)	Kilroy Realty Corp.	(761,744)
(18,287)	Liberty Property Trust	(765,677)
(11,188)	STAG Industrial, Inc.	(296,035)
(27,859)	STORE Capital Corp.	(808,747)
(8,058)	Sun Communities, Inc.	(809,587)
(12,247)	WP Carey, Inc.	(808,424)
	Total Real Estate Investment Trusts Sold Short	(5,963,687)
	(Proceeds $5,893,911)
	Total Investments Sold Short – (34.6)%	(53,959,045)
	(Proceeds $57,149,170)
	Net Other Assets and Liabilities – 40.4%	63,055,361
	Net Assets – 100.0%	$155,802,851

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2018

(a)	This security or a portion of this security is segregated as collateral for investments sold short.
(b)	Non-income producing security.
(c)	Aggregate cost for federal income tax purposes was $93,193,114. As of October 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $9,837,226 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $10,282,850. The net unrealized depreciation was $445,624. The amounts presented are inclusive of investments sold short.
(d)	Non-income producing security which makes payment-in-kind (“PIK”) distributions. There were no in-kind distributions received for the fiscal year ended October 31, 2018.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 10/31/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 122,652,185	$ 122,652,185	$ —	$ —
Real Estate Investment Trusts*	14,761,693	14,761,693	—	—
Exchange-Traded Funds*	7,292,336	7,292,336	—	—
Master Limited Partnerships*	2,000,321	2,000,321	—	—
Total Investments	$ 146,706,535	$ 146,706,535	$—	$—

LIABILITIES TABLE
	Total Value at 10/31/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks Sold Short*	$ (36,212,554)	$ (36,212,554)	$ —	$ —
Exchange-Traded Funds Sold Short*	(11,782,804)	(11,782,804)	—	—
Real Estate Investment Trusts Sold Short*	(5,963,687)	(5,963,687)	—	—
Total	$ (53,959,045)	$ (53,959,045)	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Statement of Assets and Liabilities
October 31, 2018
ASSETS:
Investments, at value (Cost $149,728,421)	$ 146,706,535
Cash	8,537,248
Restricted Cash	54,474,520
Receivables:
Investment securities sold	3,590,915
Dividends	106,267
Margin interest rebate	29,054
Dividend reclaims	4,546
Total Assets	213,449,085
LIABILITIES:
Investments sold short, at value (proceeds $57,149,170)	53,959,045
Payables:
Investment securities purchased	3,544,473
Investment advisory fees	129,937
Dividends on investments sold short	12,311
Margin interest expense	468
Total Liabilities	57,646,234
NET ASSETS	$155,802,851
NET ASSETS consist of:
Paid-in capital	$ 172,296,230
Par value	40,500
Accumulated distributable earnings (loss)	(16,533,879)
NET ASSETS	$155,802,851
NET ASSET VALUE, per share	$38.47
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	4,050,002

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Statement of Operations
For the Year Ended October 31, 2018
INVESTMENT INCOME:
Dividends	$ 2,873,285
Margin interest rebate	575,163
Interest	37,261
Foreign withholding tax	(2,315)
Other	46
Total investment income	3,483,440
EXPENSES:
Investment advisory fees	1,443,886
Dividend expense on investments sold short	875,890
Margin interest expense	90,124
Total expenses	2,409,900
NET INVESTMENT INCOME (LOSS)	1,073,540
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(1,730,348)
In-kind redemptions	16,535,211
Investments sold short	(3,579,819)
Net realized gain (loss)	11,225,044
Net change in unrealized appreciation (depreciation) on:
Investments	(14,335,164)
Investments sold short	3,533,829
Net change in unrealized appreciation (depreciation)	(10,801,335)
NET REALIZED AND UNREALIZED GAIN (LOSS)	423,709
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 1,497,249
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Statements of Changes in Net Assets
	Year Ended 10/31/2018	Year Ended 10/31/2017
OPERATIONS:
Net investment income (loss)	$ 1,073,540	$ 778,467
Net realized gain (loss)	11,225,044	10,544,433
Net change in unrealized appreciation (depreciation)	(10,801,335)	6,931,880
Net increase (decrease) in net assets resulting from operations	1,497,249	18,254,780
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(944,480)
Net investment income		(967,786)
Total distributions to shareholders	(944,480)	(967,786)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	144,939,138	77,355,076
Cost of shares redeemed	(110,581,268)	(93,981,069)
Net increase (decrease) in net assets resulting from shareholder transactions	34,357,870	(16,625,993)
Total increase (decrease) in net assets	34,910,639	661,001
NET ASSETS:
Beginning of period	120,892,212	120,231,211
End of period	$155,802,851	$120,892,212
Accumulated net investment income (loss) at end of period		$146,880
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	3,200,002	3,700,002
Shares sold	3,700,000	2,200,000
Shares redeemed	(2,850,000)	(2,700,000)
Shares outstanding, end of period	4,050,002	3,200,002

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Financial Highlights
For a Share outstanding throughout each period
	Year Ended October 31,				Period Ended 10/31/2014 (a)
	2018	2017	2016	2015
Net asset value, beginning of period	$ 37.78	$ 32.49	$ 32.61	$ 30.54	$ 30.00
Income from investment operations:
Net investment income (loss)	0.26	0.24	0.32	0.19	0.05
Net realized and unrealized gain (loss)	0.67	5.34	(0.17)	2.12	0.51
Total from investment operations	0.93	5.58	0.15	2.31	0.56
Distributions paid to shareholders from:
Net investment income	(0.24)	(0.29)	(0.27)	(0.22)	(0.02)
Net realized gain	—	—	—	(0.02)	—
Total distributions	(0.24)	(0.29)	(0.27)	(0.24)	(0.02)
Net asset value, end of period	$38.47	$37.78	$32.49	$32.61	$30.54
Total return (b)	2.45%	17.23%	0.45%	7.60%	1.86%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 155,803	$ 120,892	$ 120,231	$ 32,608	$ 3,054
Ratio of total expenses to average net assets (c)	1.59%	1.47%	1.40%	1.47%	1.17% (d)
Ratio of total expenses to average net assets excluding dividend expense and margin interest expense (c)	0.95%	0.95%	0.95%	0.95%	0.95% (d)
Ratio of net investment income (loss) to average net assets	0.71%	0.67%	1.00%	0.39%	1.08% (d)
Portfolio turnover rate (e)	249%	176%	201%	267%	1%

(a)	Inception date is September 8, 2014, which is consistent with the commencement of operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(d)	Annualized.
(e)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Notes to Financial Statements
First Trust Long/Short Equity ETF (FTLS)
October 31, 2018
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of thirteen funds that are offering shares. This report covers the First Trust Long/Short Equity ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “FTLS” on the NYSE Arca, Inc. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are issued and redeemed in-kind for securities in which the Fund invests or for cash or, in certain circumstances, a combination of both. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.
The investment objective of the Fund is to seek to provide investors with long-term total return. The Fund pursues its investment objective by establishing long and short positions in a portfolio of equity securities. Under normal circumstances, at least 80% of the Fund’s net assets (including investment borrowings) will be exposed to U.S. exchange-listed equity securities of U.S. and foreign companies by investing in such securities directly and/or in U.S. exchange-traded funds (“ETFs”) that provide exposure to such securities. The equity securities held by the Fund may include U.S. exchange-listed equity securities of foreign issuers, as well as investments in the equity securities of foreign issuers that are in the form of depositary receipts. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, master limited partnerships (“MLPs”), real estate investment trusts (“REITs”) and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2018
event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2018, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Distributions received from the Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
Distributions received from the Fund’s investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2018
C. Short Sales
Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold by the Fund, but are not currently owned in the Fund’s portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is affected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund’s portfolio. The Fund is subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
The Fund has established an account with Pershing, LLC for the purpose of borrowing securities that the Fund intends to sell short. The Fund is charged interest on debit margin balances at a rate equal to the Overnight Bank Funding Rate plus 40 basis points. With regard to securities held short, the Fund is credited a rebate equal to the market value of its short positions at a rate equal to the Overnight Bank Funding Rate less 25 basis points. This rebate rate applies to easy to borrow securities. Securities that are hard to borrow may earn a rebate that is less than the foregoing or may be subject to a premium charge on a security by security basis. The different rebate rate is determined at the time of a short sale request. For the fiscal year ended October 31, 2018, the Fund had margin interest rebate of $575,163 and margin interest expense of $90,124, as shown on the Statement of Operations. Restricted cash in the amount of $54,474,520, as shown on the Statement of Assets and Liabilities, is associated with collateral at the broker as of October 31, 2018.
D. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid quarterly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2018 and 2017, was as follows:
Distributions paid from:	2018	2017
Ordinary income	$944,480	$967,786
Capital gains	—	—
Return of capital	—	—
As of October 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$226,166
Accumulated capital and other gain (loss)	(16,314,421)
Net unrealized appreciation (depreciation)	(445,624)
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2015, 2016, 2017, and 2018 remain open to

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2018
federal and state audit. As of October 31, 2018, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2018, the Fund had $16,314,421 of non-expiring capital loss carryforwards for federal income tax purposes.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2018, the Fund did not defer any net ordinary losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2018, the adjustments for the Fund were as follows:
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
$63,791	$(16,337,679)	$16,273,888
F. Expenses
Expenses, other than the investment advisory fee, dividend and interest expenses on investments sold short and other excluded expenses, are paid by the Advisor (See Note 3).
G. New Accounting Pronouncements
On March 30, 2017, the FASB issued Accounting Standards Update (ASU) 2017-08 “Premium Amortization on Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. The ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Earlier application is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.
On August 28, 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2018
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, acquired fund fees and expenses, dividend expenses on investments sold short, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets. In addition, the Fund incurs acquired fund fees and expenses. The total of the unitary management fee and acquired fund fees and expenses represents the Fund’s total annual operating expenses. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2018, the cost of purchases and proceeds from sales of investments, excluding short term investments, investments sold short and in-kind transactions, were $349,758,498 and $356,704,221, respectively. The cost of purchases to cover short sales and the proceeds of short sales were $135,896,929 and $161,452,073, respectively.
For the fiscal year ended October 31, 2018, the cost of in-kind purchases and proceeds from in-kind sales were $143,738,546 and $110,130,360, respectively.
5. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities determined by First Trust (the “Deposit Securities”) and generally make or receive a cash payment referred to as the “Cash Component,” which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $550. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2018
Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $550. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 1, 2020.
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:
On November 2, 2018, First Trust Short Duration Managed Municipal ETF and First Trust Ultra Short Duration Municipal ETF, each an additional series of the Trust, began trading under the ticker symbols FSMB and FUMB, respectively, on the NYSE Arca, Inc.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Long/Short Equity ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund III, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended October 31, 2018, 2017, 2016, 2015 and for the period from September 8, 2014 (commencement of operations) through October 31, 2014, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended October 31, 2018, 2017, 2016, 2015 and for the period from September 8, 2014 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian, agent banks and brokers. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 21, 2018
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Long/Short Equity ETF (FTLS)
October 31, 2018 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Trust files its complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the SEC’s website at www.sec.gov.
Beginning in April 2019, the Trust will cease to disclose the Fund’s holdings on Form N-Q and will file Form N-PORT with the SEC on a monthly basis. Part F of Form N-PORT, which contains the complete schedule of the Fund’s portfolio holdings, will be made available in the same manner as Form N-Q discussed above.
Federal Tax Information
For the taxable year ended October 31, 2018, the following percentage of income dividend paid by the Fund qualifies for the dividends received deduction available to corporations and is hereby designated as qualified dividend income:
Dividends Received Deduction	Qualified Dividend Income
100.00%	100.00%
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to some or all of the Funds are identified below, but not all of the material risks relevant to each Fund are included in this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a Fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A Fund that tracks an index will be concentrated to the extent the Fund’s corresponding index is concentrated. A concentration makes a Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The Funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject a Fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a Fund uses derivative instruments such as futures contracts, options contracts and swaps, the Fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a Fund’s portfolio managers use derivatives to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.
Equity Securities Risk. To the extent a Fund invests in equity securities, the value of the Fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as

Additional Information (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2018 (Unaudited)
the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a Fund invests in fixed income securities, the Fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a Fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a Fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the Fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Fund of Funds Risk. To the extent a Fund invests in the securities of other investment vehicles, the Fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the Fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the Fund invests.
Index Constituent Risk. Certain Funds may be a constituent of one or more indices. As a result, such a Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a Fund’s net asset value could be negatively impacted and the Fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a Fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the Fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the Fund and its shareholders.
Management Risk. To the extent that a Fund is actively managed, it is subject to management risk. In managing an actively-managed Fund’s investment portfolio, the Fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a Fund will meet its investment objective.
Market Risk. Securities held by a Fund, as well as shares of a Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.
Non-U.S. Securities Risk. To the extent a Fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

Additional Information (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2018 (Unaudited)
Passive Investment Risk. To the extent a Fund seeks to track an index, the Fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.
Advisory Agreement
Board Considerations Regarding Approval of Investment Management Agreement
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Long/Short Equity ETF (the “Fund”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2019 at a meeting held on June 11, 2018. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 23, 2018 and June 11, 2018, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (which were either mutual funds or exchange-traded funds (“ETFs”)) compiled by Management Practice, Inc. (“MPI”), an independent source (the “Peer Group”), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor; expenses of the Fund as compared to expense ratios of the funds in the Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 23, 2018, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 11, 2018 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Alternatives Investment Team is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Alternatives Investment Team and noted the Board’s prior meetings with members of the Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Alternatives Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 23, 2018 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with the Fund’s investment objectives, policies and restrictions.

Additional Information (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2018 (Unaudited)
The Board considered the unitary fee rate payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Peer Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the Fund’s total (net) expense ratio (including expenses associated with short sales) was below the median total (net) expense ratio of the peer funds in the Peer Group. With respect to the Peer Group, the Board noted its prior discussions with the Advisor and MPI regarding the assembly of the Peer Group and, at the April 23, 2018 meeting, discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that there were no other actively-managed ETFs pursuing a long/short strategy and that most of the peer funds were open-end mutual funds. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s description of its long-term commitment to the Fund.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2017 to the performance of the peer funds in the Peer Group and to that of a benchmark index. Based on the information provided, the Board noted that the Fund outperformed the Peer Group average for the one- and three-year periods ended December 31, 2017 but underperformed the benchmark index for the one- and three-year periods ended December 31, 2017.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to make investments in additional infrastructure and personnel. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2017 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with its management of the Fund’s portfolio. The Board also considered the Advisor’s compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Board of Trustees and Officers
First Trust Exchange-Traded Fund III
October 31, 2018 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 E. Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	159	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	159	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	159	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	159	Director of Covenant Transport, Inc. (May 2003 to May 2014)
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	159	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors, L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund III
October 31, 2018 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Long/Short Equity ETF (FTLS)
October 31, 2018 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
May 2017

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund III
First Trust Emerging Markets Local Currency Bond ETF (FEMB)

Annual Report
For the Year Ended
October 31, 2018

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Annual Report
October 31, 2018
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or First Trust Global Portfolios Limited (“FTGP” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust Emerging Markets Local Currency Bond ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Annual Letter from the Chairman and CEO
October 31, 2018
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2018, including a market overview and a performance analysis. We encourage you to read this report carefully and discuss it with your financial advisor.
As I mentioned in my April 2018 letter, 2017 was a very strong year for U.S. and global markets. Investors were rewarded with rising markets and very little volatility. As 2018 began, investors were hoping for another strong year in the markets. For the entire first quarter, however, increased market volatility was the norm for U.S. and global markets. The markets continued their volatility throughout the second quarter. During April and May, the Dow Jones Industrial Average (“DJIA”) closed out each month slightly down, but ended both June and July slightly up. August was a strong month for stocks, and the DJIA finished August just under its previous high in January of 2018. At the close of the third quarter in September, the markets had moved higher into positive territory. In fact, all three major U.S. indices (the Nasdaq Composite Index, the DJIA and the S& P 500® Index) hit record levels during the third quarter. In October, markets were again very volatile, surprising analysts and investors alike. Both global and U.S. markets fell on fears of slowing growth, trade wars and higher interest rates. The DJIA was down 5% for October and the MSCI EAFE Index, an index of stocks in 21 developed markets (excluding the U.S. and Canada), was down 9% for the same period.
Based on continued strong job growth and the economic outlook in the U.S., the Federal Reserve (the “Fed”) raised interest rates in March, June and September. At their September meeting, the Fed also indicated the possibility of one more rate hike in 2018 as well as three more rate hikes in 2019.
Trade tensions have had an impact on markets around the world and could continue to do so in the future. However, our economists believe that the long-term impact of U.S. tariffs will be to encourage countries to come back to the table and talk about more equal trade. Despite market volatility, we continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.
We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and by speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.
Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
First Trust Emerging Markets Local Currency Bond ETF (the “Fund”) seeks maximum total return and current income. The Fund lists and principally trades its shares on The Nasdaq Stock Market LLC (“Nasdaq”) under the ticker symbol “FEMB.” Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in bonds, notes and bills issued or guaranteed by entities incorporated or domiciled in emerging market countries (collectively, “Bonds”) that are denominated in the local currency of the issuer. In implementing the Fund’s investment strategy, First Trust Global Portfolios Ltd. (the “Sub-Advisor”) seeks to provide current income and enhance capital, while minimizing volatility.
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 10/31/18	Inception (11/4/14) to 10/31/18	Inception (11/4/14) to 10/31/18
Fund Performance
NAV	-7.55%	-2.66%	-10.19%
Market Price	-8.07%	-2.75%	-10.53%
Index Performance
Bloomberg Barclays Emerging Markets Local Currency Government - 10% Country Capped Index	-5.00%	-1.45%	-5.65%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the period indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Sector Allocation	% of Long-Term Investments
Sovereigns	94.1%
Supranationals	5.6
Central Bank	0.3
Total	100.0%
Credit Quality(1)	% of Total Investments (including cash)
AAA	5.4%
AA	3.7
AA-	9.2
A	9.4
A-	14.2
BBB	16.6
BBB-	21.6
BB+	1.5
BB	14.5
Cash	3.9
Total	100.0%

Top Ten Holdings	% of Total Investments
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/27	6.5%
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/25	5.9
Hungary Government Bond, 3.00%, 10/27/27	5.4
Republic of South Africa Government Bond, 10.50%, 12/21/26	5.4
Israel Government Bond - Fixed, 6.25%, 10/30/26	5.1
Colombian TES, 7.00%, 5/4/22	4.2
Chile Government International Bond, 5.50%, 8/5/20	4.1
International Finance Corp., 6.30%, 11/25/24	4.0
Republic of South Africa Government Bond, 6.25%, 3/31/36	3.3
Romania Government Bond, 5.85%, 4/26/23	3.0
Total	46.9%

(1)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through October 31, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 5, 2014 (commencement of trading) through October 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/5/14 - 10/31/15	116	110	7	1
11/1/15 - 10/31/16	80	64	38	3
11/1/16 - 10/31/17	104	89	23	2
11/1/17 - 10/31/18	88	5	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/5/14 - 10/31/15	15	0	0	1
11/1/15 - 10/31/16	60	7	0	0
11/1/16 - 10/31/17	27	7	0	0
11/1/17 - 10/31/18	140	19	0	0

Portfolio Commentary
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Annual Report
October 31, 2018 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Investment Sub-Advisor
First Trust Global Portfolios Ltd. (“FTGP”), an affiliate of First Trust, serves as investment sub-advisor to the Fund and is headed by Derek Fulton, Director, Chief Executive Officer and Chief Investment Officer of FTGP. Established in December 2011, FTGP is an SEC-registered investment advisor based in London. FTGP was established as a United Kingdom-based distributor, advisor and affiliate of First Trust and First Trust Portfolios L.P. and advises on global fixed income and currency portfolios. The global fixed income team at FTGP has experience in managing developing and emerging market fixed income portfolios for high profile European institutions.
Portfolio Management Team
The following portfolio managers are primarily responsible for the day-to-day management of the Fund. Each portfolio manager has managed the Fund since 2014.
Derek Fulton, Director, Chief Executive Officer and Chief Investment Officer, FTGP
Leonardo Da Costa, Director, FTGP
Commentary
Market Recap
The 12-month period ended October 31, 2018 began with heightened optimism for emerging market assets which started to wane as we approached February of 2018. The economic data releases followed a similar pattern as the stronger growth rates that we saw towards the end of 2017 turned softer with the weakening sentiment. This latter period included a number of crisis-like events for a few emerging market countries like Turkey and Argentina. However, we will caution investors who are tempted to extrapolate what has happened in those countries to broader emerging markets.
The Bloomberg Barclays Emerging Markets Local Currency Government-10% Country Capped Index (“Index”) returned -5.00% over the annual period due to rising yields and weaker emerging market currencies. The yield on the Index rose 77 basis points (“bps”) to 6.11% as 5-year maturity U.S. Treasury bonds rose 95 bps. However, the relatively high yields earned on emerging market local currency debt helped insulate the asset class to this yield widening. The currency hedged version of the Bloomberg Barclays Index returned -0.34% over the period highlighting that the volatility primarily came from the weaker emerging market currencies versus the U.S. dollar. The U.S. Dollar strength was broad based as the U.S. Dollar Index rose 2.72% and the U.S. Dollar rose 2.87% versus the Euro over the period.
This broad dollar strength had the greatest impact on emerging market asset returns with a number of emerging market (“EM”) currencies weakening versus the U.S. Dollar over the period. This included the very sharp depreciation we saw in the Argentine Peso (-50.84%) and Turkish Lira (-32.09%). The crisis in these two names drove the negative sentiment against emerging market assets however the stress they were experiencing was very atypical of the broader universe. Most other emerging market central banks run prudent and sensible monetary policies, in our opinion, and we don’t view these isolated events as being systematic for the asset class. Excluding those two currencies, the spread of returns from EM currencies was significantly less volatile with differentiation between top and bottom performers.
Performance Analysis
The Fund returned -7.55% on a net asset value (“NAV”) basis for the 12 months ending October 2018, and the market price return was -8.07% over the same period. The Fund’s return was lower than the Index’s return of -5.00% for the same period. The Fund’s most recent distribution, as of October 31, 2018, was $0.1984 per share and the 12-month distribution rate was 6.87% as of October 31, 2018. The distribution in October 2017 was $0.21 per share. The distributions remained relatively similar over the period as the higher yields on offer offset any loss in the capital base.
Over the period, the Fund benefitted from it exposures to Brazil as the country emerged from its election cycle and the relatively market friendly candidate, Jair Bolsonaro, was elected and is expected to tackle some of Brazil’s largest challenges starting with pension reform. The allocations to higher quality Asian credits like Malaysia and Thailand also added to returns.

Portfolio Commentary (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Annual Report
October 31, 2018 (Unaudited)
Deteriorating EM currencies precipitated the weak returns over the period, and while the Fund navigated clear of the crisis in Argentina, with no exposure over the period, the weakness in Turkey did negatively impact the Fund. However, this exposure was significantly reduced by the end of the period. Elsewhere, despite the renegotiation of the North American Free Trade Agreement, and improved relations between Mexico and the United States, Mexican assets were softer as the Mexican Peso depreciated 5.86% versus the U.S. Dollar over the period. Weakness in the Central and Eastern European countries, (Czech Republic, Poland, Hungary and Romania) also negatively impacted performance with the currencies of these nations following the Euro lower versus the U.S. Dollar.
The active management of the underlying EM currency exposures remains a focus for the Fund, particularly as the volatility of EM currency returns are a large driver of the asset class volatility. At the end of the period, the Fund had currency hedges on a number of currencies. We continue to believe that the active management of the Fund’s currency exposures will lead to lower overall volatility and superior risk adjusted returns going forward.
Fund flows were positive over the period as the Fund assets increased from circa $49.8 million to circa $55.9 million. The attractive yields on offer and relatively cheap valuations allowed the asset class to stand out against traditional fixed income asset classes.
Market and Fund Outlook
Our positive outlook for the asset class is underpinned by the longer-term drivers that are improving fundamentals across EM economies. Supportive demographic profiles, relatively low debt levels and competitive currencies will be a persistent tailwind, in our view. We also anticipate stronger productivity growth rates on average in EM countries as they are starting from a lower base when compared to developed market economies, but also as new technologies are assimilated into their economies.
We believe current EM economic fundamentals are robust although growth expectations have dipped from earlier in the year. The Markit Emerging Markets Manufacturing Purchasing Managers Index (“PMI”) was 50.5 at the end of October which is still in expansionary territory but lower than the 52.2 reading we saw at the beginning of the year. In addition, the latest International Monetary Fund’s World Economic Outlook projects healthy economic growth estimating global growth of 3.73% in 2018 with EM and Developing Economy growth being above that at 4.68%.
The JP Morgan GBI-EM Global Diversified Index, an index with wide coverage of the EM local treasury market, currently has a spread of 367 bps over similar duration 5-year U.S. Treasuries. This spread contracted over the period from 386 bps largely driven by higher 5-year U.S. Treasury yields. Although this spread is lower than its long-term average, it still presents good value in our opinion as it is wider than the last time U.S. federal funds rates were this high and is meaningfully wider than the tights of 175 bps seen in February 2006. EM currencies are now also significantly undervalued versus the U.S. dollar following the dollar strength year-to-date, based on our purchasing power parity valuation measures.
We believe these cheaper valuations on offer provide an attractive entry point into the asset class for investors with a positive long-term view on emerging markets. We continue to expect stronger growth rates, improving productivity and lower debt levels as compared to advanced economies will benefit EM currencies, in our view. We believe an active approach based on a robust process of selecting the most attractive yields and currencies with-in the asset class can lead to excess returns with lower volatility over time. The pickup in yield, exposure to global assets and likely diversification benefits against traditional U.S. fixed income alternatives potentially make the Fund an attractive addition for investors’ portfolios.

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Understanding Your Fund Expenses
October 31, 2018 (Unaudited)
As a shareholder of the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2018.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Actual	$1,000.00	$896.60	0.85%	$4.06
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2018 through October 31, 2018), multiplied by 184/365 (to reflect the six-month period).

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments
October 31, 2018
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES – 88.9%
	Brazil – 14.2%
5,100,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/21	$1,418,502
11,350,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/25	3,101,963
12,750,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/27	3,433,535
				7,954,000
	Chile – 4.2%
120,000,000	Bonos del Banco Central de Chile en Pesos (CLP)	6.00%	02/01/21	179,921
1,451,000,000	Chile Government International Bond (CLP)	5.50%	08/05/20	2,149,904
				2,329,825
	Colombia – 8.5%
6,851,000,000	Colombian TES (COP)	7.00%	05/04/22	2,209,825
4,850,000,000	Colombian TES (COP)	7.50%	08/26/26	1,560,363
3,050,000,000	Colombian TES (COP)	7.75%	09/18/30	980,492
				4,750,680
	Czech Republic – 3.6%
19,120,000	Czech Republic Government Bond (CZK)	1.50%	10/29/19	837,314
26,480,000	Czech Republic Government Bond (CZK)	2.40%	09/17/25	1,184,233
				2,021,547
	Hungary – 7.9%
45,000,000	Hungary Government Bond (HUF)	6.50%	06/24/19	163,343
348,170,000	Hungary Government Bond (HUF)	5.50%	06/24/25	1,387,818
851,400,000	Hungary Government Bond (HUF)	3.00%	10/27/27	2,852,103
				4,403,264
	Indonesia – 4.8%
11,626,000,000	Indonesia Treasury Bond (IDR)	8.38%	03/15/24	759,007
12,626,000,000	Indonesia Treasury Bond (IDR)	8.38%	09/15/26	822,421
17,310,000,000	Indonesia Treasury Bond (IDR)	8.38%	03/15/34	1,091,946
				2,673,374
	Israel – 4.8%
7,690,000	Israel Government Bond - Fixed (ILS)	6.25%	10/30/26	2,709,439
	Malaysia – 4.6%
5,520,000	Malaysia Government Bond (MYR)	4.16%	07/15/21	1,336,251
1,000,000	Malaysia Government Bond (MYR)	4.05%	09/30/21	241,557
4,180,000	Malaysia Government Bond (MYR)	4.18%	07/15/24	1,008,589
				2,586,397
	Mexico – 5.7%
31,240,000	Mexican Bonos (MXN)	5.00%	12/11/19	1,481,333
24,210,000	Mexican Bonos (MXN)	10.00%	12/05/24	1,263,974
9,290,000	Mexican Bonos (MXN)	7.75%	05/29/31	417,329
				3,162,636
	Peru – 4.3%
4,300,000	Peru Government Bond (PEN)	8.20%	08/12/26	1,486,749
2,900,000	Peru Government Bond (PEN)	6.95%	08/12/31	920,177
				2,406,926
	Philippines – 3.0%
82,000,000	Philippine Government International Bond (PHP)	4.95%	01/15/21	1,515,053

See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments (Continued)
October 31, 2018
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (Continued)
	Philippines (Continued)
10,000,000	Philippine Government International Bond (PHP)	3.90%	11/26/22	$174,503
				1,689,556
	Poland – 4.6%
600,000	Republic of Poland Government Bond (PLN)	5.50%	10/25/19	162,887
2,975,000	Republic of Poland Government Bond (PLN)	4.00%	10/25/23	830,944
4,935,000	Republic of Poland Government Bond (PLN)	5.75%	04/25/29	1,577,170
				2,571,001
	Romania – 4.7%
6,210,000	Romania Government Bond (RON)	5.85%	04/26/23	1,582,445
4,090,000	Romania Government Bond (RON)	5.80%	07/26/27	1,055,338
				2,637,783
	South Africa – 8.6%
4,000,000	Republic of South Africa Government Bond (ZAR)	6.75%	03/31/21	265,108
39,435,000	Republic of South Africa Government Bond (ZAR)	10.50%	12/21/26	2,837,235
36,930,000	Republic of South Africa Government Bond (ZAR)	6.25%	03/31/36	1,727,858
				4,830,201
	Thailand – 4.0%
42,950,000	Thailand Government Bond (THB)	3.63%	06/16/23	1,366,389
27,500,000	Thailand Government Bond (THB)	3.65%	06/20/31	875,201
				2,241,590
	Turkey – 1.4%
4,950,000	Turkey Government Bond (TRY)	10.50%	01/15/20	787,717
	Total Foreign Sovereign Bonds and Notes			49,755,936
	(Cost $54,537,893)
FOREIGN CORPORATE BONDS AND NOTES – 5.3%
	Supranationals – 5.3%
4,730,000	European Investment Bank (ZAR)	6.00%	10/21/19	315,695
37,800,000	International Finance Corp. (INR)	7.80%	06/03/19	513,440
167,000,000	International Finance Corp. (INR)	6.30%	11/25/24	2,127,785
	Total Foreign Corporate Bonds and Notes			2,956,920
	(Cost $3,522,451)

Total Investments – 94.2%	52,712,856
(Cost $58,060,344) (a)
Net Other Assets and Liabilities – 5.8%	3,263,617
Net Assets – 100.0%	$55,976,473

See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments (Continued)
October 31, 2018
Forward Foreign Currency Contracts
Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 10/31/2018	Sale Value as of 10/31/2018	Unrealized Appreciation/ (Depreciation)
11/29/18	BBH	MXN	34,800,000	USD	1,782,376	$ 1,705,454	$ 1,782,376	$ (76,922)
11/29/18	BNS	RUB	175,000,000	USD	2,667,073	2,647,282	2,667,073	(19,791)
11/29/18	BNS	USD	2,421,861	BRL	9,000,000	2,421,861	2,411,792	10,069
11/29/18	BNS	USD	495,266	CLP	340,000,000	495,266	488,658	6,608
11/29/18	BNS	USD	2,025,398	COP	6,300,000,000	2,025,398	1,954,304	71,094
11/29/18	BBH	USD	1,137,753	CZK	25,600,000	1,137,753	1,118,598	19,155
11/29/18	BBH	USD	2,240,561	HUF	630,000,000	2,240,561	2,201,578	38,983
11/29/18	SG	USD	1,796,975	IDR	27,500,000,000	1,796,975	1,802,696	(5,721)
11/29/18	BBH	USD	2,213,704	ILS	8,100,000	2,213,704	2,182,329	31,375
11/29/18	SG	USD	499,333	INR	37,000,000	499,333	498,687	646
11/29/18	BBH	USD	2,276,918	PLN	8,520,000	2,276,918	2,221,622	55,296
11/29/18	BBH	USD	1,128,847	RON	4,600,000	1,128,847	1,116,285	12,562
11/29/18	BBH	USD	517,693	THB	17,000,000	517,693	513,145	4,548
11/29/18	BBH	USD	754,190	ZAR	10,900,000	754,190	736,353	17,837
Net Unrealized Appreciation (Depreciation)								$165,739

Counterparty Abbreviations
BBH	Brown Brothers Harriman and Co.
BNS	Bank of Nova Scotia
SG	Societe Generale

(a)	Aggregate cost for federal income tax purposes was $59,097,240. As of October 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $128,048 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $6,346,693. The net unrealized depreciation was $6,218,645. The amounts presented are inclusive of derivative contracts.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 10/31/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Foreign Sovereign Bonds and Notes*	$ 49,755,936	$ —	$ 49,755,936	$ —
Foreign Corporate Bonds and Notes*	2,956,920	—	2,956,920	—
Total Investments	52,712,856	—	52,712,856	—
Forward Foreign Currency Contracts**	268,173	—	268,173	—
Total	$ 52,981,029	$—	$ 52,981,029	$—
LIABILITIES TABLE
	Total Value at 10/31/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Forward Foreign Currency Contracts**	$ (102,434)	$ —	$ (102,434)	$ —

*	See Portfolio of Investments for country breakout.
**	See the Schedule of Forward Foreign Currency Contracts for contract and currency detail.

See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments (Continued)
October 31, 2018
Currency Exposure Diversification	% of Total Investments (including cash)†
USD	27.4%
BRL	10.1
MXN	8.8
ZAR	8.0
COP	5.1
RUB	4.8
MYR	4.7
PEN	4.4
HUF	4.2
INR	3.9
CLP	3.3
THB	3.1
PHP	3.1
RON	2.8
CZK	1.7
IDR	1.6
TRY	1.5
ILS	0.9
PLN	0.6
Total	100.0%

†	The weightings include the impact of currency forwards.

Currency Abbreviations
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Republic Koruna
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian New Leu
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand
See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Statement of Assets and Liabilities
October 31, 2018
ASSETS:
Investments, at value (Cost $58,060,344)	$ 52,712,856
Cash	2,014,293
Foreign currency (Cost $145,617)	146,630
Unrealized appreciation on forward foreign currency contracts	268,173
Interest receivable	978,928
Total Assets	56,120,880
LIABILITIES:
Unrealized depreciation on forward foreign currency contracts	102,434
Payables:
Investment advisory fees	41,473
Other liabilities	500
Total Liabilities	144,407
NET ASSETS	$55,976,473
NET ASSETS consist of:
Paid-in capital	$ 63,349,263
Par value	15,500
Accumulated distributable earnings (loss)	(7,388,290)
NET ASSETS	$55,976,473
NET ASSET VALUE, per share	$36.11
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	1,550,002

See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Statement of Operations
For the Year Ended October 31, 2018
INVESTMENT INCOME:
Interest	$ 3,003,119
Foreign withholding tax	(70,174)
Total investment income	2,932,945
EXPENSES:
Investment advisory fees	454,775
Excise tax expense	1,462
Total expenses	456,237
NET INVESTMENT INCOME (LOSS)	2,476,708
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(2,568,509)
Forward foreign currency contracts	(267,003)
Foreign currency transactions	(261,085)
Foreign capital gains tax	(3,271)
Net realized gain (loss)	(3,099,868)
Net change in unrealized appreciation (depreciation) on:
Investments	(4,877,443)
Forward foreign currency contracts	246,882
Foreign currency translation	18,752
Deferred foreign capital gains tax	23,662
Net change in unrealized appreciation (depreciation)	(4,588,147)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(7,688,015)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(5,211,307)
See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Statements of Changes in Net Assets
	Year Ended 10/31/2018	Year Ended 10/31/2017
OPERATIONS:
Net investment income (loss)	$ 2,476,708	$ 1,679,615
Net realized gain (loss)	(3,099,868)	(53,823)
Net change in unrealized appreciation (depreciation)	(4,588,147)	(188,218)
Net increase (decrease) in net assets resulting from operations	(5,211,307)	1,437,574
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(1,016,310)
Net investment income		(2,013,285)
Return of capital	(2,159,690)	—
Total distributions to shareholders	(3,176,000)	(2,013,285)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	37,425,252	35,625,661
Cost of shares redeemed	(22,923,482)	—
Net increase (decrease) in net assets resulting from shareholder transactions	14,501,770	35,625,661
Total increase (decrease) in net assets	6,114,463	35,049,950
NET ASSETS:
Beginning of period	49,862,010	14,812,060
End of period	$55,976,473	$49,862,010
Accumulated net investment income (loss) at end of period		$(352,641)
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	1,200,002	350,002
Shares sold	900,000	850,000
Shares redeemed	(550,000)	—
Shares outstanding, end of period	1,550,002	1,200,002

See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Financial Highlights
For a share outstanding throughout each period
	Year Ended October 31,			Period Ended 10/31/2015 (a)
	2018	2017	2016
Net asset value, beginning of period	$ 41.55	$ 42.32	$ 40.77	$ 50.00
Income from investment operations:
Net investment income (loss)	1.80	2.30	1.74	1.94
Net realized and unrealized gain (loss)	(4.76)	(0.65)	2.09	(9.23)
Total from investment operations	(2.96)	1.65	3.83	(7.29)
Distributions paid to shareholders from:
Net investment income	(0.79)	(2.42)	(1.56)	—
Return of capital	(1.69)	—	(0.72)	(1.94)
Total distributions	(2.48)	(2.42)	(2.28)	(1.94)
Net asset value, end of period	$36.11	$41.55	$42.32	$40.77
Total return (b)	(7.55)%	4.00%	9.66%	(14.83)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 55,976	$ 49,862	$ 14,812	$ 4,077
Ratio of total expenses to average net assets	0.85% (c)	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	4.63% (c)	4.95%	4.70%	4.36% (d)
Portfolio turnover rate (e)	61%	16%	23%	49%

(a)	Inception date is November 4, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Includes excise tax.
(d)	Annualized.
(e)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2018
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust consists of thirteen funds that are currently offering shares. This report covers the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker FEMB on The Nasdaq Stock Market LLC (“Nasdaq”). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.
The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek maximum total return and current income. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in bonds, notes and bills issued or guaranteed by entities incorporated or domiciled in emerging market countries that are denominated in the local currency of the issuer. There can be no assurance the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Corporate bonds, notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2018
conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Forward foreign currency contracts are fair valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer, or economic data relating to the country of issue;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer, or the financial condition of the country of issue;
5)	the credit quality and cash flow of the issuer, or country of issue, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management (for corporate debt only);
11)	the economic, political and social prospects/developments of the country of issue and the assessment of the country’s governmental leaders/officials (for sovereign debt only);
12)	the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
13)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2018
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2018, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
C. Forward Foreign Currency Contracts
The Fund is subject to foreign currency risk in the normal course of pursuing its investment objective. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund’s foreign currency exposure. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statement of Operations. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statement of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
D. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
E. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2018
securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2018 and 2017, was as follows:
Distributions paid from:	2018	2017
Ordinary income	$1,016,310	$2,013,285
Capital gains	—	—
Return of capital	2,159,690	—
As of October 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$—
Accumulated capital and other losses	(1,155,653)
Net unrealized appreciation (depreciation)	(6,232,637)
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2015, 2016, 2017, and 2018 remain open to federal and state audit. As of October 31, 2018, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2018, the Fund had non-expiring capital loss carryforwards for federal income tax purposes of $1,155,653.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2018, the Fund did not incur any net ordinary losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2018, the adjustments for the Fund were as follows:
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
$(2,107,462)	$2,108,924	$(1,462)
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
H. Offsetting on the Statement of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2018
agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
At October 31, 2018, derivative assets and liabilities (by type) on a gross basis are as follows:
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Received	Net Amount
Forward Foreign Currency Contracts*	$ 268,173	$ —	$ 268,173	$ (97,359)	$ —	$ 170,814
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Pledged	Net Amount
Forward Foreign Currency Contracts*	$ (102,434)	$ —	$ (102,434)	$ 97,359	$ —	$ (5,075)
* The respective Counterparties for each contract are disclosed in the Forward Foreign Currency Contracts table in the Portfolio of Investments.
I. New Accounting Pronouncements
On March 30, 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 “Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. The ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Earlier application is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.
On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2018
December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
The Trust, on behalf of the Fund, and First Trust have retained First Trust Global Portfolios Ltd. (“FTGP” or the “Sub-Advisor”), an affiliate of First Trust, to serve as investment sub-advisor. In this capacity, FTGP is responsible for the selection and ongoing monitoring of the securities in the Fund’s investment portfolio. First Trust is paid an annual unitary management fee of 0.85% of the Fund’s average daily net assets. FTGP receives a sub-advisory fee equal to 40% of any remaining monthly unitary fee paid to the Advisor after the Fund’s average expenses accrued during the most recent twelve months are subtracted from the unitary fee for that month. First Trust is responsible for the expenses of the Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, Rule 12b-1 distribution and service fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, and extraordinary expenses. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2018, the cost of purchases and proceeds from sales of investments, excluding short term investments and in-kind transactions, were $44,510,376 and $31,800,935, respectively.
For the year ended October 31, 2018, the Fund had no in-kind transactions.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at October 31, 2018, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	$ 268,173	Unrealized depreciation on forward foreign currency contracts	$ 102,434

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2018
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2018, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Currency Risk Exposure
Net realized gain (loss) on forward foreign currency contracts	$(267,003)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	246,882
During the fiscal year ended October 31, 2018, the notional value of futures contracts opened and closed were $419,395,031 and $421,088,011, respectively.
6. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities and other instruments determined by First Trust (the “Deposit Securities”) and generally make or receive a cash payment referred to as the “Cash Component,” which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2020.
8. Line of Credit
The Trust, on behalf of the Fund, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV have a $360 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Prior to August 28, 2018 and March 7, 2018, the commitment amount was $320 million and $220 million, respectively. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2018
the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended October 31, 2018.
9. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:
On November 2, 2018, First Trust Short Duration Managed Municipal ETF and First Trust Ultra Short Duration Municipal ETF, each an additional series of the Trust, began trading under the ticker symbols FSMB and FUMB, respectively, on the NYSE Arca,Inc.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Emerging Markets Local Currency Bond ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund III, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended October 31, 2018, 2017, 2016, and for the period from November 4, 2014 (commencement of operations) through October 31, 2015, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended October 31, 2018, 2017, 2016, and for the period from November 4, 2014 (commencement of operations) through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian, agent banks and brokers. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 21, 2018
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2018 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Trust files its complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the SEC’s website at www.sec.gov.
Beginning in April 2019, the Trust will cease to disclose the Fund’s holdings on Form N-Q and will file Form N-PORT with the SEC on a monthly basis. Part F of Form N-PORT, which contains the complete schedule of the Fund’s portfolio holdings, will be made available in the same manner as Form N-Q discussed above.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to some or all of the Funds are identified below, but not all of the material risks relevant to each Fund are included in this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a Fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A Fund that tracks an index will be concentrated to the extent the Fund’s corresponding index is concentrated. A concentration makes a Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The Funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject a Fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a Fund uses derivative instruments such as futures contracts, options contracts and swaps, the Fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a Fund’s portfolio managers use derivatives to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.
Equity Securities Risk. To the extent a Fund invests in equity securities, the value of the Fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value

Additional Information (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2018 (Unaudited)
(discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a Fund invests in fixed income securities, the Fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a Fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a Fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the Fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Fund of Funds Risk. To the extent a Fund invests in the securities of other investment vehicles, the Fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the Fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the Fund invests.
Index Constituent Risk. Certain Funds may be a constituent of one or more indices. As a result, such a Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a Fund’s net asset value could be negatively impacted and the Fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a Fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the Fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the Fund and its shareholders.
Management Risk. To the extent that a Fund is actively managed, it is subject to management risk. In managing an actively-managed Fund’s investment portfolio, the Fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a Fund will meet its investment objective.
Market Risk. Securities held by a Fund, as well as shares of a Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.
Non-U.S. Securities Risk. To the extent a Fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Passive Investment Risk. To the extent a Fund seeks to track an index, the Fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.

Additional Information (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2018 (Unaudited)
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, on behalf of the Fund, the Advisor and First Trust Global Portfolios Ltd. (the “Sub-Advisor”). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2019 at a meeting held on June 11, 2018. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 23, 2018 and June 11, 2018, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (which were either mutual funds or exchange-traded funds (“ETFs”)) compiled by Management Practice, Inc. (“MPI”), an independent source (the “Peer Group”), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor; the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; expenses of the Fund as compared to expense ratios of the funds in the Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisor (also an affiliate of the Advisor); and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at a special meeting held on April 23, 2018, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 11, 2018 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 23, 2018 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that the Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. In addition to the written materials provided by the Sub-Advisor, at the April 23, 2018 meeting, the Board also received a presentation from a representative of the Sub-Advisor discussing the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust

Additional Information (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2018 (Unaudited)
and the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with the Fund’s investment objective, policies and restrictions.
The Board considered the unitary fee rate payable by the Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from the unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Peer Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund’s Peer Group included peer funds that pay a unitary fee and because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee for the Fund was above the median total (net) expense ratio of the peer funds in the Peer Group. With respect to the Peer Group, the Board noted its prior discussions with the Advisor and MPI regarding the assembly of the Peer Group and, at the April 23, 2018 meeting, discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including the limited number of actively-managed ETFs pursuing an emerging markets debt strategy and that most of the peer funds were either index-based ETFs or open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that three of the seven peer funds did not employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s description of its long-term commitment to the Fund.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2017 to the performance of the peer funds in the Peer Group and to a benchmark index. Based on the information provided, the Board noted that the Fund underperformed the Peer Group average and the benchmark index for the one- and three-year periods ended December 31, 2017. The Board noted information provided by the Sub-Advisor on reasons for the Fund’s relative underperformance.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to make investments in infrastructure and personnel. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2017 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board also considered the Advisor’s compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board also considered information on the affiliations between the Advisor and the Sub-Advisor and noted the services provided by the Sub-Advisor to certain First Trust products in Europe. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statements that expenses incurred in providing services to the Fund are of a fixed nature and that, at this time, no economies of scale have been identified in providing services to the Fund. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the Advisor’s confirmation that it is committed to supporting the Sub-Advisor. The Board considered

Additional Information (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2018 (Unaudited)
the potential fall-out benefits to the Sub-Advisor from being associated with the Advisor and the Fund. The Board noted that the Sub-Advisor does not utilize soft dollars in connection with its management of the Fund’s portfolio. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorized and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Emerging Markets Local Currency Bond ETF (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2017, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $20,187. This figure is comprised of $812 paid (or to be paid) in fixed compensation and $19,375 paid (or to be paid) in variable compensation. There were a total of 14 beneficiaries of the remuneration described above. Those amounts include $14,133 paid (or to be paid) to senior management of First Trust Advisors L.P. and $6,054 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii. to promote sound and effective risk management consistent with the risk profiles of the Funds managed by First Trust; and
iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the Funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.

Board of Trustees and Officers
First Trust Exchange-Traded Fund III
October 31, 2018 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 E. Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	159	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	159	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	159	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	159	Director of Covenant Transport, Inc. (May 2003 to May 2014)
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	159	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund III
October 31, 2018 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2018 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
May 2017

First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
First Trust Global Portfolios Ltd.
Floor 2
8 Angel Court
London EC2R 7HJ
England
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund III
First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)

First Trust RiverFront Dynamic Developed International ETF (RFDI)

First Trust RiverFront Dynamic Europe ETF (RFEU)

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)

Annual Report
For the Year Ended
October 31, 2018

First Trust Exchange-Traded Fund III
Annual Report
October 31, 2018

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or RiverFront Investment Group, LLC (“RiverFront” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of each Fund, you may obtain an understanding of how the market environment affected each Fund’s performance. The statistical information that follows may help you understand each Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund III
Annual Letter from the Chairman and CEO
October 31, 2018
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust RiverFront Dynamic International ETFs (the “Funds”), which contains detailed information about the Funds for the twelve months ended October 31, 2018, including a market overview and a performance analysis. We encourage you to read this report carefully and discuss it with your financial advisor.
As I mentioned in my April 2018 letter, 2017 was a very strong year for U.S. and global markets. Investors were rewarded with rising markets and very little volatility. As 2018 began, investors were hoping for another strong year in the markets. For the entire first quarter, however, increased market volatility was the norm for U.S. and global markets. The markets continued their volatility throughout the second quarter. During April and May, the Dow Jones Industrial Average (“DJIA”) closed out each month slightly down, but ended both June and July slightly up. August was a strong month for stocks, and the DJIA finished August just under its previous high in January of 2018. At the close of the third quarter in September, the markets had moved higher into positive territory. In fact, all three major U.S. indices (the Nasdaq Composite Index, the DJIA and the S& P 500® Index) hit record levels during the third quarter. In October, markets were again very volatile, surprising analysts and investors alike. Both global and U.S. markets fell on fears of slowing growth, trade wars and higher interest rates. The DJIA was down 5% for October and the MSCI EAFE Index, an index of stocks in 21 developed markets (excluding the U.S. and Canada), was down 9% for the same period.
Based on continued strong job growth and the economic outlook in the U.S., the Federal Reserve (the “Fed”) raised interest rates in March, June and September. At their September meeting, the Fed also indicated the possibility of one more rate hike in 2018 as well as three more rate hikes in 2019.
Trade tensions have had an impact on markets around the world and could continue to do so in the future. However, our economists believe that the long-term impact of U.S. tariffs will be to encourage countries to come back to the table and talk about more equal trade. Despite market volatility, we continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.
We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and by speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.
Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Funds again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)
The investment objective of First Trust RiverFront Dynamic Asia Pacific ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of Asian Pacific companies, including through investments in common stock, depositary receipts, and common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such Asian Pacific companies are denominated (each, an “Asian Pacific currency” and, collectively, the “Asian Pacific currencies”). Asian Pacific companies are those companies (i) whose securities are traded principally on a stock exchange in an Asian Pacific country, (ii) that have a primary business office in an Asian Pacific country, or (iii) that have at least 50% of their assets in, or derive at least 50% of their revenues or profits from, an Asian Pacific country. Asian Pacific countries include the countries located in Asia and the Pacific Islands as well as Australia and New Zealand. The Fund will generally focus its Asian Pacific company investments in Australia, Hong Kong, Japan, New Zealand and/or Singapore. The Fund is non-diversified. Shares of the Fund are listed on The Nasdaq Stock Market LLC under the ticker symbol “RFAP.”
The Fund will utilize a dynamic currency hedging strategy through the use of forward foreign currency exchange contracts and currency spot transactions to hedge up to 100% of the Fund’s currency exposure. As a result of such dynamic currency hedging strategy, the portion of the Fund’s portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund also may enter into currency spot transactions as part of its dynamic currency hedging strategy. A currency spot transaction is an agreement between two parties to buy or sell a specific currency for delivery on a date that is typically two business days from the date of the agreement, as opposed to a date set in the future. The underlying currencies of the forward foreign currency exchange contracts and currency spot transactions included in the Fund’s policy relating to the investment of at least 80% of its net assets (including investment borrowings) will be limited to Asian Pacific currencies.
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 10/31/18	Inception (4/13/16) to 10/31/18	Inception (4/13/16) to 10/31/18
Fund Performance
NAV	-11.48%	2.54%	6.61%
Market Price	-12.42%	2.37%	6.17%
Index Performance
MSCI Pacific Index	-4.41%	8.22%	22.32%
(See Notes to Fund Performance Overview Page 11.)

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Asia Pacific ETF (RFAP) (Continued)
Sector Allocation	% of Total Investments
Financials	17.3%
Consumer Discretionary	17.2
Industrials	13.4
Information Technology	10.5
Materials	9.9
Consumer Staples	9.5
Communication Services	9.4
Health Care	5.9
Real Estate	4.3
Energy	2.6
Total	100.0%
Top Ten Holdings	% of Total Investments
Toyota Motor Corp.	3.3%
Sony Corp.	2.2
Keyence Corp.	1.8
Honda Motor Co., Ltd.	1.8
KDDI Corp.	1.8
Australia & New Zealand Banking Group Ltd.	1.6
National Australia Bank Ltd.	1.5
Central Japan Railway Co.	1.5
NTT DOCOMO, Inc.	1.5
Seven & i Holdings Co., Ltd.	1.5
Total	18.5%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through October 31, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 14, 2016 (commencement of trading) through October 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
4/14/16 – 10/31/16	65	29	12	2
11/1/16 – 10/31/17	127	85	23	0
11/1/17 – 10/31/18	114	22	8	1
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
4/14/16 – 10/31/16	21	8	2	1
11/1/16 – 10/31/17	16	1	0	0
11/1/17 – 10/31/18	94	12	1	0

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Developed International ETF (RFDI)
The investment objective of First Trust RiverFront Dynamic Developed International ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of developed market companies, including through investments in common stock, depositary receipts, and common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such developed market companies are denominated (each, a “Developed Market currency” and, collectively, the “Developed Market currencies”). Developed market companies are those companies (i) whose securities are traded principally on a stock exchange in a developed market country, (ii) that have a primary business office in a developed market country, or (iii) that have at least 50% of their assets in, or derive at least 50% of their revenues or profits from, a developed market country. Developed market countries currently include the countries comprising the Morgan Stanley Capital International World Index or countries considered to be developed by the World Bank, the International Finance Corporation or the United Nations. Under normal market conditions, the Fund will invest in at least three countries and at least 40% of its net assets in countries other than the United States. The Fund is non-diversified. Shares of the Fund are listed on The Nasdaq Stock Market LLC under the ticker symbol “RFDI.”
The Fund will utilize a dynamic currency hedging strategy through the use of forward foreign currency exchange contracts and currency spot transactions to hedge up to 100% of the Fund’s currency exposure. As a result of such dynamic currency hedging strategy, the portion of the Fund’s portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund also may enter into currency spot transactions as part of its dynamic currency hedging strategy. A currency spot transaction is an agreement between two parties to buy or sell a specific currency for delivery on a date that is typically two business days from the date of the agreement, as opposed to a date set in the future. The underlying currencies of the forward foreign currency exchange contracts and currency spot transactions included in the Fund’s policy relating to the investment of at least 80% of its net assets (including investment borrowings) will be limited to Developed Market currencies.
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 10/31/18	Inception (4/13/16) to 10/31/18	Inception (4/13/16) to 10/31/18
Fund Performance
NAV	-10.65%	6.04%	16.14%
Market Price	-10.86%	6.13%	16.39%
Index Performance
MSCI EAFE Index	-6.85%	6.31%	16.89%
(See Notes to Fund Performance Overview Page 11.)

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Developed International ETF (RFDI) (Continued)
Sector Allocation	% of Total Investments
Consumer Discretionary	15.4%
Financials	15.2
Industrials	14.3
Consumer Staples	11.2
Health Care	9.6
Information Technology	8.7
Energy	8.7
Materials	8.3
Communication Services	4.5
Utilities	2.6
Real Estate	1.5
Total	100.0%
Top Ten Holdings	% of Total Investments
Nestle S.A.	2.6%
Roche Holding AG	1.9
Royal Dutch Shell PLC, Class A	1.5
LVMH Moet Hennessy Louis Vuitton SE	1.3
Royal Dutch Shell PLC, Class B	1.3
Toyota Motor Corp.	1.2
ASML Holding N.V.	1.1
Novartis AG	1.0
L’Oreal S.A.	1.0
Swedbank AB, Class A	0.8
Total	13.7%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through October 31, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 14, 2016 (commencement of trading) through October 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
4/14/16 – 10/31/16	46	70	18	2
11/1/16 – 10/31/17	157	81	7	0
11/1/17 – 10/31/18	158	33	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
4/14/16 – 10/31/16	4	0	0	0
11/1/16 – 10/31/17	7	0	0	0
11/1/17 – 10/31/18	52	9	0	0

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Europe ETF (RFEU)
The investment objective of First Trust RiverFront Dynamic Europe ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of European companies, including through investments in common stock, depositary receipts, and common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such European companies are denominated (each, a “European currency” and, collectively, the “European currencies”). European companies are those companies (i) whose securities are traded principally on a stock exchange in a European country, (ii) that have a primary business office in a European country, or (iii) that have at least 50% of their assets in, or derive at least 50% of their revenues or profits from, a European country. The Fund considers a European country to be any member country of the European Union or any country included in the FTSE Developed Europe Index or the FTSE Emerging Europe All Cap Index. The Fund will generally focus its European company investments in Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and/or the United Kingdom. The Fund is non-diversified. Shares of the Fund are listed on The Nasdaq Stock Market LLC under the ticker symbol “RFEU.”
The Fund will utilize a dynamic currency hedging strategy through the use of forward foreign currency exchange contracts and currency spot transactions to hedge up to 100% of the Fund’s currency exposure. As a result of such dynamic currency hedging strategy, the portion of the Fund’s portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund also may enter into currency spot transactions as part of its dynamic currency hedging strategy. A currency spot transaction is an agreement between two parties to buy or sell a specific currency for delivery on a date that is typically two business days from the date of the agreement, as opposed to a date set in the future. The underlying currencies of the forward foreign currency exchange contracts and currency spot transactions included in the Fund’s policy relating to the investment of at least 80% of its net assets (including investment borrowings) will be limited to European currencies.
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 10/31/18	Inception (4/13/16) to 10/31/18	Inception (4/13/16) to 10/31/18
Fund Performance
NAV	-10.16%	7.77%	21.02%
Market Price	-10.82%	7.59%	20.51%
Index Performance
MSCI Europe Index	-8.34%	5.40%	14.36%
(See Notes to Fund Performance Overview Page 11.)

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Europe ETF (RFEU) (Continued)
Sector Allocation	% of Total Investments
Industrials	14.7%
Consumer Discretionary	14.4
Financials	14.0
Energy	12.2
Consumer Staples	12.1
Health Care	11.5
Information Technology	7.8
Materials	7.4
Utilities	4.1
Communication Services	1.8
Total	100.0%
Top Ten Holdings	% of Total Investments
Nestle S.A.	4.1%
Roche Holding AG	2.9
Royal Dutch Shell PLC, Class A	2.3
LVMH Moet Hennessy Louis Vuitton SE	2.1
Royal Dutch Shell PLC, Class B	2.0
ASML Holding N.V.	1.6
Novartis AG	1.6
L’Oreal S.A.	1.5
Swedbank AB, Class A	1.2
HSBC Holdings PLC	1.2
Total	20.5%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through October 31, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 14, 2016 (commencement of trading) through October 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
4/14/16 – 10/31/16	39	35	2	0
11/1/16 – 10/31/17	134	103	8	0
11/1/17 – 10/31/18	146	10	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
4/14/16 – 10/31/16	56	8	0	0
11/1/16 – 10/31/17	7	0	0	0
11/1/17 – 10/31/18	92	4	0	0

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
The investment objective of First Trust RiverFront Dynamic Emerging Markets ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of emerging market companies, including through investments in common stock, depositary receipts, and common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such emerging market companies are denominated (each, an “Emerging Market currency” and, collectively, the “Emerging Market currencies”). The Fund considers an emerging market company to be one (i) domiciled or with a principal place of business or primary securities trading market in an emerging market country, or (ii) that derives a substantial portion of its total revenues or profits from emerging market countries. The Fund considers an emerging market country to be any country whose issuers are included in the Morgan Stanley Capital International Emerging Markets Index and/or those countries considered to be developing by the World Bank, the International Finance Corporation or the United Nations. The Fund will generally focus its emerging market company investments in Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Nigeria, Peru, the Philippines, Poland, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and/or the United Arab Emirates. The Fund is non-diversified. Shares of the Fund are listed on The Nasdaq Stock Exchange LLC under the ticker symbol “RFEM.”
The Fund will utilize a dynamic currency hedging strategy through the use of forward foreign currency exchange contracts and currency spot transactions to hedge up to 100% of the Fund’s currency exposure. As a result of such dynamic currency hedging strategy, the portion of the Fund’s portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund also may enter into currency spot transactions as part of its dynamic currency hedging strategy. A currency spot transaction is an agreement between two parties to buy or sell a specific currency for delivery on a date that is typically two business days from the date of the agreement, as opposed to a date set in the future. The underlying currencies of the forward foreign currency exchange contracts and currency spot transactions included in the Fund’s policy relating to the investment of at least 80% of its net assets (including investment borrowings) will be limited to Emerging Market currencies.
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 10/31/18	Inception (6/14/16) to 10/31/18	Inception (6/14/16) to 10/31/18
Fund Performance
NAV	-15.92%	8.64%	21.80%
Market Price	-16.60%	8.52%	21.50%
Index Performance
MSCI Emerging Markets Index	-12.52%	10.27%	26.21%
(See Notes to Fund Performance Overview Page 11.)

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM) (Continued)
Sector Allocation	% of Total Investments
Information Technology	21.8%
Financials	19.1
Energy	10.2
Materials	9.5
Communication Services	8.4
Industrials	8.3
Consumer Staples	7.0
Consumer Discretionary	5.7
Health Care	3.8
Utilities	3.8
Real Estate	2.4
Total	100.0%
Top Ten Holdings	% of Total Investments
Samsung Electronics Co., Ltd.	5.3%
Tencent Holdings Ltd.	4.0
Taiwan Semiconductor Manufacturing Co., Ltd.	3.9
Alibaba Group Holding Ltd., ADR	3.2
China Construction Bank Corp., Class H	2.2
Industrial & Commercial Bank of China Ltd., Class H	2.1
LUKOIL PJSC	1.8
Bank of China Ltd., Class H	1.7
SK Hynix, Inc.	1.6
San Miguel Corp.	1.5
Total	27.3%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through October 31, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period June 15, 2016 (commencement of trading) through October 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
6/15/16 – 10/31/17	31	40	16	1
11/1/16 – 10/31/17	130	87	8	0
11/1/17 – 10/31/18	94	66	6	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
6/15/16 – 10/31/17	7	2	0	0
11/1/16 – 10/31/17	25	1	1	0
11/1/17 – 10/31/18	53	28	5	0

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

Portfolio Commentary
First Trust Exchange-Traded Fund III
First Trust RiverFront Dynamic International ETFs
October 31, 2018 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust”) is the investment advisor. First Trust is responsible for the ongoing monitoring of each Fund’s investment portfolio, managing each Fund’s business affairs and providing certain administrative services necessary for the management of each Fund.
Sub-Advisor
RiverFront Investment Group, LLC
RiverFront Investment Group, LLC is an SEC-registered investment advisor located in Richmond, Virginia. It is majority owned by its employees, and Baird Financial Corporation is a minority owner of RiverFront Investment Holding Group, LLC. The firm provides asset management services to a series of global tactical asset allocation portfolios and registered investment companies, including mutual funds and exchange-traded products.
Portfolio Management Team
Adam Grossman, CFA – Global Equity Chief Investment Officer
Rebecca Felton – Chief Risk Officer
Chris Konstantinos, CFA – Chief Investment Strategist
Scott Hays – Quantitative Portfolio Manager
Commentary
Market Update
As annual reports arrive, investors in international equity portfolios may be disappointed to find that their accounts only returned a fraction of the return of the S&P 500®. This is because over the past twelve months the S&P 500® significantly outperformed most other asset classes, continuing a theme that has persisted since the Financial Crisis. We anticipate that the disappointing performance from international equities will once again raise questions about whether diversification outside the U.S. still makes sense and recognize that the allure to un-diversify can be overwhelming when it is not working, and an investor’s home base is performing well.
Since 1973 the overall yearly “win” percentage of international stocks versus those in the U.S. is nearly identical in U.S. dollar terms. We recognize that it often does not feel that way since there were two long-term mega-streaks for each side over that time period, including the now decade-long hot streak the U.S. is currently riding. Accordingly, even though international equity markets were notable fiscal year laggards versus U.S. peers, we remain constructive.
First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)
2018 Attribution
For the period October 31, 2017 to October 31, 2018, the First Trust RiverFront Dynamic Asia Pacific ETF (“RFAP”) posted a net asset value (“NAV”) return of -11.48% and a market price return of -12.42%, both of which underperformed the benchmark’s return (MSCI Pacific Index) of -4.41%. The core of RFAP’s selection model is an intra-sector selection model. For the 12 months ended October 31, 2018, the model’s selection in Malaysia and both allocations and selections in Canada were additive. Major detractors in the period were allocations and selections in Japan and Hong Kong.
First Trust RiverFront Dynamic Developed International ETF (RFDI)
2018 Attribution
For the period October 31, 2017 to October 31, 2018, the First Trust RiverFront Dynamic Developed International ETF (“RFDI”) posted a NAV return of -10.65% and a market price return of -10.86%, both of which underperformed the benchmark’s return (MSCI EAFE Index) of -6.85%. The core of RFDI’s selection model is an intra-sector selection model. For the 12 months ended October 31, 2018, allocations and selections in Malaysia, Spain and Belgium, as well as cash, added to relative performance. However, allocations and selections in Japan, Hong Kong, Australia and the United Kingdom truncated performance.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund III
Annual Report
October 31, 2018 (Unaudited)
First Trust RiverFront Dynamic Developed Europe ETF (RFEU)
2018 Attribution
For the period October 31, 2017 to October 31, 2018, the First Trust RiverFront Dynamic Developed Europe ETF (“RFEU”) posted a NAV return of -10.16% and a market price return of -10.82%, both of which underperformed the benchmark’s return (MSCI Europe Index) of -8.34%. The core of RFEU’s selection model is an intra-sector selection model. For the 12 months ended October 31, 2018, allocations and selections in Spain and Belgium, as well as cash, contributed positively to performance. However, allocations and selections in the United Kingdom, France and Austria dampened relative returns.
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
2018 Attribution
For the period October 31, 2017 to October 31, 2018, the First Trust RiverFront Dynamic Emerging Markets ETF (“RFEM”) posted a NAV return of -15.92% and a market price return of -16.60%, both of which underperformed the benchmark’s return (MSCI Emerging Markets Index) of -12.52%. The core of RFEM’s selection model is an intra-sector selection model. For the 12 months ended October 31, 2018, allocations and selections in China and the Philippines, as well as cash, aided returns, but allocations and selections in Hong Kong, Taiwan and Turkey detracted from performance.
Market Outlook
We see several primary reasons for international outperformance potential. First, valuations remain attractive, in our opinion. Riverfront’s asset allocation framework, based on the potential of long-term mean reversion, suggests to us that international equities are priced to return significantly more than U.S. equities over the next 5-10 years.
Second, monetary policy remains accommodative. We believe inflation trends in Europe, Japan and most major emerging markets are tepid compared to history and economic trends globally are still positive. We believe this is a “Goldilocks” scenario because spare capacity in these economies give international central banks cover to maintain their accommodative policies. Historically, this has provided a positive underpinning for global stock markets.
Third, we believe the U.S. Dollar may halt its secular rise. In addition to the “Goldilocks” economic environment, we believe that the U.S. dollar (“USD”) is in the later-stages of its bull market that began in mid-2011. If the USD can stop its ascension, emerging markets could stabilize and developed international stocks could deliver stronger USD-denominated returns, in our opinion.
Fourth, economic and earnings growth remain positive. We believe we are in the early-to-mid stages of a positive corporate earnings cycle in Europe, Japan, and many major emerging markets as evidenced by their strong performance in 2017. This positive growth is expected to continue in 2018 and beyond. Over the long run, it is unusual for stocks to perform poorly in times when earnings growth is positive, in our view.
Lastly, trade tensions seem now largely priced into the markets, in our view. On a trailing price-earnings basis, the valuation gap between U.S. and non-U.S. stocks remains close to the widest levels in 45 years. We see negative market sentiment related to protectionist trade policy as the primary contributor to this valuation gap this year. While we believe trade uncertainty relating to China is likely to stay with us for a while, we believe it is possible that we get positive resolution to trade issues between the U.S., the North American Free Trade Agreement and the European Union in 2018. Eventually, we believe that in the longer term, the structural imbalances in China’s economy and the unequal amount of trade leverage that the U.S. exercises over China will lead to a resolution, no matter how ugly the negotiations appear in the meantime.

First Trust Exchange-Traded Fund III
Understanding Your Fund Expenses
October 31, 2018 (Unaudited)
As a shareholder of First Trust RiverFront Dynamic Asia Pacific ETF, First Trust RiverFront Dynamic Developed International ETF, First Trust RiverFront Dynamic Europe ETF or First Trust RiverFront Dynamic Emerging Markets ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs (in U.S. dollars) of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2018.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)
Actual	$1,000.00	$876.90	0.83%	$3.93
Hypothetical (5% return before expenses)	$1,000.00	$1,021.02	0.83%	$4.23
First Trust RiverFront Dynamic Developed International ETF (RFDI)
Actual	$1,000.00	$886.50	0.83%	$3.95
Hypothetical (5% return before expenses)	$1,000.00	$1,021.02	0.83%	$4.23
First Trust RiverFront Dynamic Europe ETF (RFEU)
Actual	$1,000.00	$891.90	0.83%	$3.96
Hypothetical (5% return before expenses)	$1,000.00	$1,021.02	0.83%	$4.23
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Actual	$1,000.00	$787.60	0.95%	$4.28
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	0.95%	$4.84

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2018 through October 31, 2018), multiplied by 184/365 (to reflect the six-month period).

First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)
Portfolio of Investments
October 31, 2018
Shares	Description	Value
COMMON STOCKS (a) – 99.1%
	Australia – 14.9%
178,661	AMP Ltd.	$312,501
37,937	Australia & New Zealand Banking Group Ltd.	696,612
33,821	Bank of Queensland Ltd.	231,121
14,193	BHP Billiton Ltd.	323,735
51,384	Coca-Cola Amatil Ltd.	360,601
11,300	Commonwealth Bank of Australia	553,985
1,682	CSL Ltd.	223,928
7,918	Flight Centre Travel Group Ltd.	260,171
28,347	Iluka Resources Ltd.	161,796
159,096	Lynas Corp Ltd. (b)	234,341
6,277	Macquarie Group Ltd.	520,961
37,862	National Australia Bank Ltd.	675,930
11,875	Perpetual Ltd.	291,382
62,618	Platinum Asset Management Ltd.	217,280
50,222	Qantas Airways Ltd.	194,539
5,790	Rio Tinto Ltd.	313,254
73,015	Santos Ltd.	343,325
13,599	Westpac Banking Corp.	258,569
117,828	Whitehaven Coal Ltd.	404,684
		6,578,715
	Bermuda – 2.0%
5,900	Jardine Matheson Holdings Ltd.	340,489
3,700	Jardine Strategic Holdings Ltd.	123,950
300,475	SmarTone Telecommunications Holdings Ltd.	416,882
		881,321
	Canada – 0.4%
1,364	Shopify, Inc., Class A (b)	188,439
	Cayman Islands – 3.8%
35,574	AAC Technologies Holdings, Inc.	270,594
29,868	ASM Pacific Technology Ltd.	257,852
47,743	CK Hutchison Holdings Ltd.	480,660
5,040	Tencent Holdings Ltd.	171,600
206,481	Tingyi Cayman Islands Holding Corp.	305,432
93,704	Wynn Macau Ltd.	193,336
		1,679,474
	Hong Kong – 4.5%
99,386	Hang Lung Group Ltd.	244,348
47,600	Melco International Development Ltd.	81,337
843,068	PCCW Ltd.	462,282
980,900	Shun Tak Holdings Ltd.	312,709
36,317	Swire Pacific Ltd., Class A	376,741
114,638	Wharf Holdings (The) Ltd.	285,939
42,904	Wheelock & Co., Ltd.	228,965
		1,992,321
Shares	Description	Value

	Japan – 68.8%
69,800	Acom Co., Ltd.	$257,957
16,700	Advantest Corp.	307,996
21,100	Aeon Co., Ltd.	484,327
7,200	Aisin Seiki Co., Ltd.	282,997
10,000	Alfresa Holdings Corp.	267,204
8,800	Aoyama Trading Co., Ltd.	266,726
7,580	Aozora Bank Ltd.	261,657
38,900	Astellas Pharma, Inc.	602,280
14,600	Brother Industries Ltd.	267,972
3,400	Central Japan Railway Co.	652,369
18,000	Credit Saison Co., Ltd.	286,666
7,700	CyberAgent, Inc.	326,876
28,300	Dai-ichi Life Holdings, Inc.	535,727
2,500	Disco Corp.	398,148
21,700	DMG Mori Co., Ltd.	314,437
4,300	FamilyMart UNY Holdings Co., Ltd.	499,987
6,500	FUJIFILM Holdings Corp.	281,867
27,300	Haseko Corp.	346,225
19,700	Hitachi Ltd.	604,435
27,100	Honda Motor Co., Ltd.	778,403
25,200	Ishihara Sangyo Kaisha Ltd. (b)	301,502
23,100	Japan Post Holdings Co., Ltd.	274,330
53,100	JXTG Holdings, Inc.	361,985
19,900	Kajima Corp.	256,786
11,400	Kakaku.com, Inc.	206,813
31,100	KDDI Corp.	775,743
1,600	Keyence Corp.	784,154
7,800	Kikkoman Corp.	429,282
40,100	Kobe Steel Ltd.	322,691
1,700	Kose Corp.	254,168
45,000	Leopalace21 Corp.	187,841
16,345	M3, Inc.	263,351
6,400	Matsumotokiyoshi Holdings Co., Ltd.	230,850
44,700	Mazda Motor Corp.	484,892
13,700	Medipal Holdings Corp.	294,192
39,600	Mitsubishi Chemical Holdings Corp.	309,226
12,500	Mitsubishi Heavy Industries Ltd.	441,906
1,600	Mitsubishi Tanabe Pharma Corp.	23,652
23,100	Mitsubishi UFJ Financial Group, Inc.	140,195
66,300	Mitsubishi UFJ Lease & Finance Co., Ltd.	341,386
13,700	Mitsui OSK Lines Ltd.	334,380
301,500	Mizuho Financial Group, Inc.	518,376
16,200	NET One Systems Co., Ltd.	339,118
33,100	NHK Spring Co., Ltd.	284,548
21,300	Nippon Paper Industries Co., Ltd.	386,792
43,900	Nippon Sheet Glass Co., Ltd.	371,556
14,300	Nippon Telegraph & Telephone Corp.	601,985

See Notes to Financial Statements

First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)
Portfolio of Investments (Continued)
October 31, 2018
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Japan (Continued)
20,300	Nippon Yusen KK	$328,333
58,400	Nissan Motor Co., Ltd.	531,803
70,700	NTN Corp.	259,404
25,800	NTT DOCOMO, Inc.	650,402
48,600	Oji Holdings Corp.	346,297
55,200	Onward Holdings Co., Ltd.	332,663
34,100	ORIX Corp.	556,371
14,100	Panasonic Corp.	156,139
18,700	Recruit Holdings Co., Ltd.	503,318
9,300	Sankyo Co., Ltd.	354,823
14,700	Seven & i Holdings Co., Ltd.	637,454
8,700	Shiseido Co., Ltd.	550,289
3,600	SoftBank Group Corp.	288,676
17,600	Sony Corp.	957,717
64,600	Sumitomo Chemical Co., Ltd.	324,045
19,300	Sumitomo Forestry Co., Ltd.	287,187
6,300	Sumitomo Mitsui Financial Group, Inc.	246,450
6,300	Suzuken Co., Ltd.	319,369
13,000	Taiheiyo Cement Corp.	384,234
14,800	Takeda Pharmaceutical Co., Ltd.	599,424
14,900	Teijin Ltd.	258,820
13,100	Tokai Rika Co., Ltd.	239,396
8,100	Tokuyama Corp.	181,906
3,900	Tokyo Electron Ltd.	542,132
7,900	Tokyo Seimitsu Co., Ltd.	190,087
41,600	Tokyu Fudosan Holdings Corp.	234,480
18,800	Tosoh Corp.	248,756
12,900	Toyota Boshoku Corp.	215,734
24,300	Toyota Motor Corp.	1,424,598
9,400	Ube Industries Ltd.	205,603
14,300	Unicharm Corp.	389,326
		30,291,192
	Singapore – 4.7%
1,199,300	Hutchison Port Holdings Trust	293,829
2,100	Jardine Cycle & Carriage Ltd.	45,892
63,500	Keppel Corp., Ltd.	284,229
53,900	Singapore Airlines Ltd.	368,893
75,900	Singapore Exchange Ltd.	374,801
96,800	Singapore Telecommunications Ltd.	220,834
14,200	Venture Corp Ltd.	157,054
331,000	Yanlord Land Group Ltd.	301,094
		2,046,626
	Total Investments – 99.1%	43,658,088
	(Cost $49,314,745) (c)
	Net Other Assets and Liabilities – 0.9%	378,771
	Net Assets – 100.0%	$44,036,859

(a)	Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Non-income producing security.
(c)	Aggregate cost for federal income tax purposes was $49,520,685. As of October 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $868,334 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $6,730,931. The net unrealized depreciation was $5,862,597.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 43,658,088	$ 43,658,088	$ —	$ —

*	See Portfolio of Investments for country breakout.

Currency Exposure Diversification	% of Total Investments
JPY	69.4%
AUD	15.1
HKD	9.4
SGD	4.0
USD	1.7
CAD	0.4
Total	100.0%

Currency Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
HKD	Hong Kong Dollar
JPY	Japanese Yen
SGD	Singapore Dollar
USD	United States Dollar

See Notes to Financial Statements

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments
October 31, 2018
Shares	Description	Value
COMMON STOCKS (a) – 99.7%
	Australia – 5.4%
727,426	AMP Ltd.	$1,272,363
154,453	Australia & New Zealand Banking Group Ltd.	2,836,117
137,799	Bank of Queensland Ltd.	941,670
57,785	BHP Billiton Ltd.	1,318,048
208,871	Coca-Cola Amatil Ltd.	1,465,808
46,010	Commonwealth Bank of Australia	2,255,650
6,857	CSL Ltd.	912,887
32,241	Flight Centre Travel Group Ltd.	1,059,380
115,500	Iluka Resources Ltd.	659,238
648,200	Lynas Corp Ltd. (b)	954,767
25,553	Macquarie Group Ltd.	2,120,776
154,157	National Australia Bank Ltd.	2,752,082
48,355	Perpetual Ltd.	1,186,506
255,117	Platinum Asset Management Ltd.	885,239
204,613	Qantas Airways Ltd.	792,585
23,565	Rio Tinto Ltd.	1,274,929
297,282	Santos Ltd.	1,397,854
55,400	Westpac Banking Corp.	1,053,366
479,740	Whitehaven Coal Ltd.	1,647,680
		26,786,945
	Austria – 0.5%
57,771	Verbund AG	2,329,462
	Belgium – 0.6%
34,064	UCB S.A.	2,862,056
	Bermuda – 0.7%
23,800	Jardine Matheson Holdings Ltd.	1,373,498
14,900	Jardine Strategic Holdings Ltd.	499,150
1,225,530	SmarTone Telecommunications Holdings Ltd.	1,700,313
		3,572,961
	Canada – 0.1%
5,560	Shopify, Inc., Class A (b)	768,124
	Cayman Islands – 1.4%
144,584	AAC Technologies Holdings, Inc.	1,099,782
121,695	ASM Pacific Technology Ltd.	1,050,600
194,201	CK Hutchison Holdings Ltd.	1,955,147
20,410	Tencent Holdings Ltd.	694,913
841,338	Tingyi Cayman Islands Holding Corp.	1,244,527
382,656	Wynn Macau Ltd.	789,520
		6,834,489
	Denmark – 1.6%
26,574	Carlsberg A.S., Class B	2,931,374
52,326	GN Store Nord A.S.	2,221,922
14,996	Novo Nordisk A.S., Class B	648,615
Shares	Description	Value

	Denmark (Continued)
6,115	Rockwool International A.S., Class B	$2,090,662
		7,892,573
	Finland – 1.3%
90,307	Fortum OYJ	1,902,012
33,904	Neste OYJ	2,794,083
112,192	Stora Enso OYJ, Class R	1,690,723
		6,386,818
	France – 10.9%
262,581	Air France-KLM (b)	2,545,850
45,380	Alstom S.A.	1,986,597
73,518	BNP Paribas S.A.	3,841,252
2,958	Christian Dior SE	1,146,499
177,121	Credit Agricole S.A.	2,272,579
6,916	Danone S.A.	490,215
982	Dassault Aviation S.A.	1,629,464
20,137	Dassault Systemes SE	2,528,286
181,459	Electricite de France S.A.	3,017,173
28,911	Faurecia S.A.	1,405,133
5,430	Hermes International	3,105,896
17,067	Ipsen S.A.	2,369,973
8,192	Kering S.A.	3,652,084
21,245	L’Oreal S.A.	4,786,160
22,034	LVMH Moet Hennessy Louis Vuitton SE	6,708,390
120,193	Peugeot S.A.	2,862,953
28,133	Renault S.A.	2,105,310
25,918	Safran S.A.	3,348,054
53,061	TOTAL S.A.	3,122,772
20,324	Ubisoft Entertainment S.A. (b)	1,830,088
		54,754,728
	Germany – 7.8%
135,592	AIXTRON SE (b)	1,705,487
5,388	Allianz SE	1,125,585
35,428	BASF SE	2,729,875
3,887	Bayer AG	298,409
40,306	Covestro AG (c)	2,607,676
108,168	Deutsche Lufthansa AG	2,175,893
53,210	Evonik Industries AG	1,651,352
20,590	Fraport AG Frankfurt Airport Services Worldwide	1,592,842
118,995	Infineon Technologies AG	2,386,948
12,953	Linde AG	2,799,268
129,678	METRO AG	1,953,501
15,573	Rheinmetall AG	1,350,071
91,640	RWE AG	1,787,368
59,875	Salzgitter AG	2,399,380
13,993	SAP SE	1,500,282
16,917	Sartorius AG (Preference Shares)	2,452,613
196,317	Schaeffler AG (Preference Shares)	2,075,049
11,041	Wacker Chemie AG	988,692
18,235	Wirecard AG	3,416,150

See Notes to Financial Statements

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments (Continued)
October 31, 2018
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Germany (Continued)
58,526	Zalando SE (b) (c)	$2,267,100
		39,263,541
	Hong Kong – 1.6%
404,638	Hang Lung Group Ltd.	994,832
194,150	Melco International Development Ltd.	331,755
3,438,321	PCCW Ltd.	1,885,345
3,965,264	Shun Tak Holdings Ltd.	1,264,119
148,485	Swire Pacific Ltd., Class A	1,540,338
468,396	Wharf Holdings (The) Ltd.	1,168,310
175,076	Wheelock & Co., Ltd.	934,325
		8,119,024
	Italy – 2.5%
1,274,739	A2A S.p.A.	2,056,740
262,691	Banca Mediolanum S.p.A.	1,524,877
189,984	Eni S.p.A.	3,379,702
37,249	Luxottica Group S.p.A	2,342,393
170,007	Mediobanca Banca di Credito Finanziario S.p.A.	1,492,713
46,892	Moncler S.p.A.	1,630,545
		12,426,970
	Japan – 24.7%
284,300	Acom Co., Ltd.	1,050,677
68,100	Advantest Corp.	1,255,959
85,500	Aeon Co., Ltd.	1,962,556
28,600	Aisin Seiki Co., Ltd.	1,124,128
41,300	Alfresa Holdings Corp.	1,103,554
35,800	Aoyama Trading Co., Ltd.	1,085,089
31,060	Aozora Bank Ltd.	1,072,174
158,400	Astellas Pharma, Inc.	2,452,473
60,400	Brother Industries Ltd.	1,108,596
13,600	Central Japan Railway Co.	2,609,474
72,700	Credit Saison Co., Ltd.	1,157,814
30,400	CyberAgent, Inc.	1,290,522
116,100	Dai-ichi Life Holdings, Inc.	2,197,807
9,200	Disco Corp.	1,465,184
88,600	DMG Mori Co., Ltd.	1,283,830
18,000	FamilyMart UNY Holdings Co., Ltd.	2,092,968
27,000	FUJIFILM Holdings Corp.	1,170,833
111,500	Haseko Corp.	1,414,069
80,200	Hitachi Ltd.	2,460,694
110,700	Honda Motor Co., Ltd.	3,179,676
102,500	Ishihara Sangyo Kaisha Ltd. (b)	1,226,348
95,000	Japan Post Holdings Co., Ltd.	1,128,196
216,500	JXTG Holdings, Inc.	1,475,888
80,500	Kajima Corp.	1,038,756
46,400	Kakaku.com, Inc.	841,767
126,600	KDDI Corp.	3,157,847
6,900	Keyence Corp.	3,381,663
30,900	Kikkoman Corp.	1,700,616
163,800	Kobe Steel Ltd.	1,318,123
Shares	Description	Value

	Japan (Continued)
7,300	Kose Corp.	$1,091,425
183,000	Leopalace21 Corp.	763,885
66,854	M3, Inc.	1,077,153
26,900	Matsumotokiyoshi Holdings Co., Ltd.	970,293
181,900	Mazda Motor Corp.	1,973,196
56,000	Medipal Holdings Corp.	1,202,535
161,200	Mitsubishi Chemical Holdings Corp.	1,258,770
50,400	Mitsubishi Heavy Industries Ltd.	1,781,766
7,100	Mitsubishi Tanabe Pharma Corp.	104,957
95,000	Mitsubishi UFJ Financial Group, Inc.	576,559
270,400	Mitsubishi UFJ Lease & Finance Co., Ltd.	1,392,320
55,900	Mitsui OSK Lines Ltd.	1,364,369
1,227,800	Mizuho Financial Group, Inc.	2,110,987
65,200	NET One Systems Co., Ltd.	1,364,846
135,100	NHK Spring Co., Ltd.	1,161,404
86,100	Nippon Paper Industries Co., Ltd.	1,563,512
179,100	Nippon Sheet Glass Co., Ltd.	1,515,846
58,200	Nippon Telegraph & Telephone Corp.	2,450,038
82,400	Nippon Yusen KK	1,332,742
237,700	Nissan Motor Co., Ltd.	2,164,548
288,700	NTN Corp.	1,059,262
104,800	NTT DOCOMO, Inc.	2,641,943
197,000	Oji Holdings Corp.	1,403,713
225,000	Onward Holdings Co., Ltd.	1,355,962
138,700	ORIX Corp.	2,263,010
57,400	Panasonic Corp.	635,630
76,600	Recruit Holdings Co., Ltd.	2,061,720
38,500	Sankyo Co., Ltd.	1,468,893
60,600	Seven & i Holdings Co., Ltd.	2,627,871
35,200	Shiseido Co., Ltd.	2,226,458
14,200	SoftBank Group Corp.	1,138,668
71,400	Sony Corp.	3,885,284
263,000	Sumitomo Chemical Co., Ltd.	1,319,254
78,600	Sumitomo Forestry Co., Ltd.	1,169,579
26,600	Sumitomo Mitsui Financial Group, Inc.	1,040,567
26,500	Suzuken Co., Ltd.	1,343,377
53,300	Taiheiyo Cement Corp.	1,575,358
61,100	Takeda Pharmaceutical Co., Ltd.	2,474,649
61,500	Teijin Ltd.	1,068,286
53,600	Tokai Rika Co., Ltd.	979,512
33,300	Tokuyama Corp.	747,837
15,500	Tokyo Electron Ltd.	2,154,628
32,200	Tokyo Seimitsu Co., Ltd.	774,786
170,000	Tokyu Fudosan Holdings Corp.	958,213
76,800	Tosoh Corp.	1,016,195
51,900	Toyota Boshoku Corp.	867,951
98,400	Toyota Motor Corp.	5,768,742
38,900	Ube Industries Ltd.	850,846

See Notes to Financial Statements

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments (Continued)
October 31, 2018
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Japan (Continued)
58,000	Unicharm Corp.	$1,579,084
		123,485,710
	Luxembourg – 0.4%
82,647	ArcelorMittal	2,063,167
	Netherlands – 4.9%
51,784	AerCap Holdings N.V. (b)	2,593,343
30,638	ASML Holding N.V.	5,237,245
34,896	EXOR N.V.	1,977,828
215,015	Fiat Chrysler Automobiles N.V. (b)	3,275,569
162,007	Koninklijke Ahold Delhaize N.V.	3,712,149
32,951	Randstad N.V.	1,662,693
183,907	STMicroelectronics N.V.	2,795,416
14,006	Unilever N.V.	753,932
41,207	Wolters Kluwer N.V.	2,341,123
		24,349,298
	Norway – 3.0%
51,498	Aker BP ASA	1,698,314
263,867	Aker Solutions ASA (b)	1,740,374
164,376	DNB ASA	2,974,633
891,796	DNO ASA	1,716,986
133,086	Equinor ASA	3,462,213
351,582	Petroleum Geo-Services ASA (b)	1,098,563
299,796	Storebrand ASA	2,495,158
		15,186,241
	Portugal – 0.8%
132,146	Galp Energia SGPS S.A.	2,304,249
125,873	Jeronimo Martins SGPS S.A.	1,548,311
		3,852,560
	Singapore – 1.7%
4,894,700	Hutchison Port Holdings Trust	1,199,202
9,000	Jardine Cycle & Carriage Ltd.	196,679
258,800	Keppel Corp., Ltd.	1,158,402
220,200	Singapore Airlines Ltd.	1,507,054
310,100	Singapore Exchange Ltd.	1,531,303
394,700	Singapore Telecommunications Ltd.	900,445
57,800	Venture Corp Ltd.	639,278
1,349,500	Yanlord Land Group Ltd.	1,227,571
		8,359,934
	Spain – 1.2%
106,312	Banco Santander S.A.	505,138
233,403	Ence Energia y Celulosa S.A.	1,962,902
91,682	Endesa S.A.	1,919,030
196,495	International Consolidated Airlines Group S.A.	1,515,499
		5,902,569
	Sweden – 6.4%
64,741	Atlas Copco AB, Class B	1,483,904
Shares	Description	Value

	Sweden (Continued)
140,953	Axfood AB	$2,514,501
120,200	Elekta AB, Class B	1,524,312
91,245	Kinnevik AB, Class B	2,531,606
71,087	Lundin Petroleum AB	2,170,406
224,335	Sandvik AB	3,552,137
1,090,562	SAS AB (b)	2,464,479
152,230	SKF AB, Class B	2,445,355
145,635	Svenska Handelsbanken AB, Class A	1,584,119
177,401	Swedbank AB, Class A	3,995,383
57,702	Swedish Match AB	2,940,225
94,466	Volvo AB, Class A	1,416,296
224,247	Volvo AB, Class B	3,352,255
		31,974,978
	Switzerland – 9.8%
52,575	Cie Financiere Richemont S.A.	3,847,270
56,202	Coca-Cola HBC AG	1,659,444
49,735	Logitech International S.A.	1,840,464
9,911	Lonza Group AG	3,116,531
155,044	Nestle S.A.	13,103,654
57,012	Novartis AG	4,995,024
115,938	OC Oerlikon Corp. AG	1,380,228
4,010	Partners Group Holding AG	2,856,749
38,615	Roche Holding AG	9,397,345
968	SGS S.A.	2,299,018
13,428	Temenos Group AG	1,846,575
16,738	Vifor Pharma AG	2,418,921
		48,761,223
	United Kingdom – 12.4%
253,972	3i Group PLC	2,850,874
106,056	Ashtead Group PLC	2,623,779
42,431	Berkeley Group Holdings PLC	1,898,778
253,527	BP PLC	1,838,382
35,046	British American Tobacco PLC	1,520,145
21,496	Diageo PLC	744,193
88,887	easyJet PLC	1,363,384
409,050	Evraz PLC	2,839,063
11,635	GlaxoSmithKline PLC	224,744
101,959	Hargreaves Lansdown PLC	2,434,452
105,280	Hikma Pharmaceuticals PLC	2,558,827
483,987	HSBC Holdings PLC	3,989,559
37,759	InterContinental Hotels Group PLC	1,983,632
932,287	Legal & General Group PLC	2,996,998
760,492	Man Group PLC	1,511,069
82,874	Mondi PLC	1,953,870
132,599	NEX Group PLC	1,925,384
39,486	Next PLC	2,626,511
42,101	NMC Health PLC	1,900,693
90,886	Pearson PLC	1,043,908
64,363	Persimmon PLC	1,887,246
228,255	Royal Dutch Shell PLC, Class A	7,295,347
194,301	Royal Dutch Shell PLC, Class B	6,370,319
237,875	Sage Group (The) PLC	1,655,258

See Notes to Financial Statements

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments (Continued)
October 31, 2018
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	United Kingdom (Continued)
125,928	Sky PLC	$2,778,995
653,979	Taylor Wimpey PLC	1,350,004
		62,165,414
	Total Investments – 99.7%	498,098,785
	(Cost $550,271,187) (d)
	Net Other Assets and Liabilities – 0.3%	1,627,515
	Net Assets – 100.0%	$499,726,300

(a)	Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Non-income producing security.
(c)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(d)	Aggregate cost for federal income tax purposes was $551,606,908. As of October 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $16,764,176 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $70,272,299. The net unrealized depreciation was $53,508,123.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 498,098,785	$ 498,098,785	$ —	$ —

*	See Portfolio of Investments for country breakout.

Currency Exposure Diversification	% of Total Investments
EUR	30.1%
JPY	24.8
GBP	13.1
CHF	9.5
SEK	6.4
AUD	5.4
HKD	3.3
NOK	3.1
DKK	1.6
SGD	1.4
USD	1.1
CAD	0.2
Total	100.0%

Currency Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
USD	United States Dollar

See Notes to Financial Statements

First Trust RiverFront Dynamic Europe ETF (RFEU)
Portfolio of Investments
October 31, 2018
Shares	Description	Value
COMMON STOCKS (a) – 99.8%
	Austria – 0.7%
16,072	Verbund AG	$648,061
	Belgium – 0.9%
9,279	UCB S.A.	779,621
	Denmark – 2.5%
7,351	Carlsberg A.S., Class B	810,888
14,405	GN Store Nord A.S.	611,680
4,138	Novo Nordisk A.S., Class B	178,979
1,691	Rockwool International A.S., Class B	578,137
		2,179,684
	Finland – 2.0%
24,877	Fortum OYJ	523,950
9,328	Neste OYJ	768,736
30,918	Stora Enso OYJ, Class R	465,931
		1,758,617
	France – 17.0%
72,307	Air France-KLM (b)	701,051
12,538	Alstom S.A.	548,875
20,395	BNP Paribas S.A.	1,065,621
816	Christian Dior SE	316,276
49,013	Credit Agricole S.A.	628,869
1,908	Danone S.A.	135,241
269	Dassault Aviation S.A.	446,360
5,557	Dassault Systemes SE	697,705
50,309	Electricite de France S.A.	836,503
7,960	Faurecia S.A.	386,872
1,504	Hermes International	860,270
4,666	Ipsen S.A.	647,934
2,246	Kering S.A.	1,001,292
5,862	L’Oreal S.A.	1,320,615
6,072	LVMH Moet Hennessy Louis Vuitton SE	1,848,659
33,273	Peugeot S.A.	792,551
7,771	Renault S.A.	581,537
7,150	Safran S.A.	923,628
14,676	TOTAL S.A.	863,719
5,578	Ubisoft Entertainment S.A. (b)	502,275
		15,105,853
	Germany – 12.3%
37,563	AIXTRON SE (b)	472,470
1,497	Allianz SE	312,732
9,797	BASF SE	754,900
1,083	Bayer AG	83,143
11,172	Covestro AG (c)	722,795
30,109	Deutsche Lufthansa AG	605,669
14,715	Evonik Industries AG	456,674
5,711	Fraport AG Frankfurt Airport Services Worldwide	441,803
32,959	Infineon Technologies AG	661,132
3,573	Linde AG	772,160
36,172	METRO AG	544,904
Shares	Description	Value

	Germany (Continued)
4,312	Rheinmetall AG	$373,820
25,696	RWE AG	501,181
16,735	Salzgitter AG	670,624
3,851	SAP SE	412,891
4,650	Sartorius AG (Preference Shares)	674,153
54,561	Schaeffler AG (Preference Shares)	576,704
3,052	Wacker Chemie AG	273,298
5,019	Wirecard AG	940,261
16,180	Zalando SE (b) (c)	626,759
		10,878,073
	Italy – 3.9%
354,678	A2A S.p.A.	572,259
72,788	Banca Mediolanum S.p.A.	422,522
52,984	Eni S.p.A.	942,553
10,326	Luxottica Group S.p.A	649,348
47,070	Mediobanca Banca di Credito Finanziario S.p.A.	413,289
12,945	Moncler S.p.A.	450,128
		3,450,099
	Luxembourg – 0.6%
23,160	ArcelorMittal	578,157
	Netherlands – 7.6%
14,288	AerCap Holdings N.V. (b)	715,543
8,434	ASML Holding N.V.	1,441,704
9,706	EXOR N.V.	550,115
59,580	Fiat Chrysler Automobiles N.V. (b)	907,650
44,802	Koninklijke Ahold Delhaize N.V.	1,026,571
9,098	Randstad N.V.	459,081
50,632	STMicroelectronics N.V.	769,614
3,870	Unilever N.V.	208,319
11,440	Wolters Kluwer N.V.	649,949
		6,728,546
	Norway – 4.7%
14,304	Aker BP ASA	471,721
73,169	Aker Solutions ASA (b)	482,597
45,654	DNB ASA	826,178
250,592	DNO ASA	482,468
36,836	Equinor ASA	958,283
96,867	Petroleum Geo-Services ASA (b)	302,673
83,297	Storebrand ASA	693,269
		4,217,189
	Portugal – 1.2%
36,480	Galp Energia SGPS S.A.	636,107
34,789	Jeronimo Martins SGPS S.A.	427,925
		1,064,032
	Spain – 1.9%
29,573	Banco Santander S.A.	140,515
66,334	Ence Energia y Celulosa S.A.	557,864
25,507	Endesa S.A.	533,897

See Notes to Financial Statements

First Trust RiverFront Dynamic Europe ETF (RFEU)
Portfolio of Investments (Continued)
October 31, 2018
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Spain (Continued)
54,269	International Consolidated Airlines Group S.A.	$418,558
		1,650,834
	Sweden – 10.0%
17,899	Atlas Copco AB, Class B	410,256
39,242	Axfood AB	700,049
33,157	Elekta AB, Class B	420,479
25,276	Kinnevik AB, Class B	701,286
19,635	Lundin Petroleum AB	599,490
61,880	Sandvik AB	979,813
302,272	SAS AB (b)	683,082
42,154	SKF AB, Class B	677,143
40,348	Svenska Handelsbanken AB, Class A	438,878
48,871	Swedbank AB, Class A	1,100,661
15,952	Swedish Match AB	812,840
26,126	Volvo AB, Class A	391,698
61,916	Volvo AB, Class B	925,579
		8,841,254
	Switzerland – 15.1%
14,535	Cie Financiere Richemont S.A.	1,063,625
15,544	Coca-Cola HBC AG	458,959
13,686	Logitech International S.A.	506,456
2,735	Lonza Group AG	860,025
42,787	Nestle S.A.	3,616,174
15,753	Novartis AG	1,380,176
31,937	OC Oerlikon Corp. AG	380,206
1,101	Partners Group Holding AG	784,359
10,644	Roche Holding AG	2,590,324
265	SGS S.A.	629,380
3,688	Temenos Group AG	507,162
4,585	Vifor Pharma AG	662,609
		13,439,455
	United Kingdom – 19.4%
70,028	3i Group PLC	786,075
29,151	Ashtead Group PLC	721,183
11,778	Berkeley Group Holdings PLC	527,063
70,122	BP PLC	508,471
9,710	British American Tobacco PLC	421,178
5,935	Diageo PLC	205,470
24,641	easyJet PLC	377,953
113,484	Evraz PLC	787,650
3,225	GlaxoSmithKline PLC	62,295
28,157	Hargreaves Lansdown PLC	672,298
29,111	Hikma Pharmaceuticals PLC	707,542
133,501	HSBC Holdings PLC	1,100,464
10,429	InterContinental Hotels Group PLC	547,877
257,403	Legal & General Group PLC	827,466
211,002	Man Group PLC	419,253
22,930	Mondi PLC	540,607
36,410	NEX Group PLC	528,686
10,907	Next PLC	725,507
Shares	Description	Value

	United Kingdom (Continued)
11,515	NMC Health PLC	$519,856
24,902	Pearson PLC	286,022
17,853	Persimmon PLC	523,484
63,439	Royal Dutch Shell PLC, Class A	2,027,599
54,032	Royal Dutch Shell PLC, Class B	1,771,484
65,148	Sage Group (The) PLC	453,334
34,602	Sky PLC	763,601
181,418	Taylor Wimpey PLC	374,500
		17,186,918
	Total Investments – 99.8%	88,506,393
	(Cost $97,551,116) (d)
	Net Other Assets and Liabilities – 0.2%	199,683
	Net Assets – 100.0%	$88,706,076

(a)	Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Non-income producing security.
(c)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(d)	Aggregate cost for federal income tax purposes was $97,634,170. As of October 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $3,392,166 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $12,519,943. The net unrealized depreciation was $9,127,777.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 88,506,393	$ 88,506,393	$ —	$ —

*	See Portfolio of Investments for country breakout.

See Notes to Financial Statements

First Trust RiverFront Dynamic Europe ETF (RFEU)
Portfolio of Investments (Continued)
October 31, 2018
Currency Exposure Diversification	% of Total Investments
EUR	46.9%
GBP	20.4
CHF	14.7
SEK	10.0
NOK	4.8
DKK	2.4
USD	0.8
Total	100.0%

Currency Abbreviations
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
NOK	Norwegian Krone
SEK	Swedish Krona
USD	United States Dollar
See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Portfolio of Investments
October 31, 2018
Shares	Description	Value
COMMON STOCKS (a) – 99.8%
	Bermuda – 0.7%
1,000,825	Hopson Development Holdings Ltd.	$767,023
	Brazil – 6.2%
250,016	Banco do Estado do Rio Grande do Sul S.A., Class B (Preference Shares)	1,334,225
96,600	Bradespar S.A. (Preference Shares)	897,084
401,551	JBS S.A.	1,105,978
31,906	Magazine Luiza S.A.	1,447,194
316,104	Metalurgica Gerdau S.A. (Preference Shares)	674,423
139,737	Transmissora Alianca de Energia Eletrica S.A.	835,831
		6,294,735
	Cayman Islands – 15.7%
7,970	51job, Inc., ADR (b)	489,438
23,055	Alibaba Group Holding Ltd., ADR (b)	3,280,265
14,573	Autohome, Inc., ADR	1,054,794
2,367	Baidu, Inc., ADR (b)	449,872
1,291,200	China First Capital Group Ltd. (b)	520,303
427,600	China Shineway Pharmaceutical Group Ltd.	497,834
1,321,000	Dongyue Group Ltd.	704,134
25,630	GDS Holdings Ltd., ADR (b)	601,536
123,506	Health and Happiness H&H International Holdings Ltd. (b)	702,423
815,200	Kingdee International Software Group Co., Ltd.	665,304
16,383	Noah Holdings Ltd. (b)	617,803
1,162,000	Sany Heavy Equipment International Holdings Co., Ltd.	334,881
880,557	Sino Biopharmaceutical Ltd.	789,385
745,200	SSY Group Ltd.	626,230
119,802	Tencent Holdings Ltd.	4,078,977
76,000	Wuxi Biologics Cayman, Inc. (b) (c)	541,268
		15,954,447
	Chile – 0.8%
67,840	Cia Cervecerias Unidas S.A.	846,045
	China – 11.0%
2,438,744	Agricultural Bank of China Ltd., Class H	1,069,795
3,966,149	Bank of China Ltd., Class H	1,689,240
2,859,517	China Construction Bank Corp., Class H	2,268,083
1,521,919	China Petroleum & Chemical Corp., Class H	1,234,311
2,684,200	Datang International Power Generation Co. Ltd., Class H	599,003
Shares	Description	Value

	China (Continued)
2,393,800	Huaneng Power International, Inc., Class H	$1,333,968
3,073,858	Industrial & Commercial Bank of China Ltd., Class H	2,077,474
3,523,080	Metallurgical Corp. of China Ltd., Class H	853,595
		11,125,469
	Colombia – 1.0%
234,525	Almacenes Exito S.A.	1,012,546
	Czech Republic – 0.8%
238,424	Moneta Money Bank A.S. (c)	791,221
	Hong Kong – 4.0%
53,431	China Mobile Ltd.	499,429
1,661,100	China Overseas Grand Oceans Group Ltd.	512,610
5,224,575	China South City Holdings Ltd.	766,169
641,700	CNOOC Ltd.	1,101,420
816,080	Sinotruk Hong Kong Ltd.	1,171,783
		4,051,411
	Hungary – 0.4%
281,511	Magyar Telekom Telecommunications PLC	383,989
	India – 9.5%
327,701	Ashok Leyland Ltd.	506,985
74,002	Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	333,307
132,793	Hexaware Technologies Ltd.	600,796
53,127	Hindustan Unilever Ltd.	1,161,760
338,912	Indiabulls Real Estate Ltd. (b)	343,747
127,599	Infosys Ltd.	1,183,671
743,161	Power Finance Corp., Ltd.	960,295
557,194	REC Ltd.	877,103
181,208	Sterlite Technologies Ltd.	936,121
51,852	Tata Consultancy Services Ltd.	1,356,588
138,394	Tech Mahindra Ltd.	1,392,362
		9,652,735
	Indonesia – 3.3%
3,236,588	Bukit Asam Tbk PT	904,818
743,847	Indah Kiat Pulp & Paper Corp. Tbk PT	622,625
5,943,829	Japfa Comfeed Indonesia Tbk PT	793,683
486,283	United Tractors Tbk PT	1,071,566
		3,392,692
	Israel – 1.3%
10,408	Orbotech Ltd. (b)	582,224
33,083	Radware Ltd. (b)	767,856
		1,350,080
	Malaysia – 2.2%
545,600	Hartalega Holdings Bhd	816,216
18,900	Nestle Malaysia Bhd	649,497

See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Portfolio of Investments (Continued)
October 31, 2018
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Malaysia (Continued)
1,381,400	Sime Darby Bhd	$726,271
		2,191,984
	Philippines – 1.5%
462,760	San Miguel Corp.	1,478,964
	Poland – 0.9%
48,342	Jastrzebska Spolka Weglowa S.A. (b)	932,283
	Portugal – 0.8%
799,399	Sonae SGPS S.A.	800,861
	Russia – 8.8%
183,401,288	Federal Grid Co. Unified Energy System PJSC	425,833
568,788	Gazprom PJSC	1,342,408
212,545	Gazprom PJSC, ADR	1,007,038
10,198,564	Inter RAO UES PJSC	616,493
24,786	LUKOIL PJSC	1,860,631
1,229,761	Magnitogorsk Iron & Steel Works PJSC	895,059
543,842	Raspadskaya OJSC (b)	990,534
316,364	Sberbank of Russia PJSC	911,530
2,232,299	Surgutneftegas PJSC	900,392
		8,949,918
	South Africa – 1.6%
6,430	Naspers Ltd., Class N	1,130,041
28,465	Nedbank Group Ltd.	480,292
		1,610,333
	South Korea – 18.3%
11,611	Celltrion Pharm, Inc. (d)	545,117
20,686	Hana Financial Group, Inc.	695,252
53,459	Hanwha Chemical Corp.	757,635
131,179	Hanwha General Insurance Co., Ltd.	682,630
37,449	HDC Holdings Co., Ltd.	552,098
8,628	Hotel Shilla Co., Ltd.	539,842
21,309	Hyosung Corp.	959,284
60,567	Industrial Bank of Korea	789,276
25,286	KB Financial Group, Inc.	1,051,780
60,587	Korean Reinsurance Co.	515,193
10,246	Kumho Petrochemical Co., Ltd.	774,148
6,458	LG Uplus Corp.	91,525
3,451	Lotte Chemical Corp.	794,952
18,636	LOTTE Fine Chemical Co., Ltd.	666,418
93,002	Moorim P&P Co., Ltd.	619,442
4,315	Pearl Abyss Corp. (b)	778,521
144,010	Samsung Electronics Co., Ltd.	5,358,277
24,487	Samsung Electronics Co., Ltd. (Preference Shares)	768,207
26,761	SK Hynix, Inc.	1,601,597
		18,541,194
Shares	Description	Value

	Taiwan – 9.3%
88,456	Catcher Technology Co., Ltd.	$890,477
2,396,233	China Development Financial Holding Corp.	768,981
1,573,510	CTBC Financial Holding Co., Ltd.	1,050,091
364,191	Gigabyte Technology Co., Ltd.	476,086
80,018	Global Unichip Corp.	543,056
74,485	Simplo Technology Co., Ltd.	432,087
2,256,685	SinoPac Financial Holdings Co., Ltd.	765,769
521,017	Taiwan Semiconductor Manufacturing Co., Ltd.	3,940,083
1,071,760	Walsin Lihwa Corp.	531,672
		9,398,302
	Thailand – 0.9%
215,200	PTT Exploration & Production PCL	905,593
	Turkey – 0.8%
12,045	TAV Havalimanlari Holding A.S.	50,123
315,532	Turk Hava Yollari AO (b)	793,120
		843,243
	Total Investments – 99.8%	101,275,068
	(Cost $114,777,700) (e)
	Net Other Assets and Liabilities – 0.2%	236,485
	Net Assets – 100.0%	$101,511,553

(a)	Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Non-income producing security.
(c)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(d)	Non-income producing security which makes payment-in-kind (“PIK”) distributions. There were no in-kind distributions received for the fiscal year ended October 31, 2018.
(e)	Aggregate cost for federal income tax purposes was $115,419,716. As of October 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $3,756,820 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $17,901,468. The net unrealized depreciation was $14,144,648.

ADR	American Depositary Receipt

See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Portfolio of Investments (Continued)
October 31, 2018

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 101,275,068	$ 101,275,068	$ —	$ —

*	See Portfolio of Investments for country breakout.

Currency Exposure Diversification	% of Total Investments
HKD	25.1%
KRW	18.3
INR	9.5
TWD	9.3
USD	8.7
RUB	7.8
BRL	6.2
IDR	3.4
MYR	2.2
ZAR	1.6
PHP	1.5
COP	1.0
PLN	0.9
THB	0.9
CLP	0.8
TRY	0.8
EUR	0.8
CZK	0.8
HUF	0.4
Total	100.0%

Currency Abbreviations
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Republic Koruna
EUR	Euro
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
MYR	Malaysian Ringgit
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

See Notes to Financial Statements

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See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Assets and Liabilities
October 31, 2018
	First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)	First Trust RiverFront Dynamic Developed International ETF (RFDI)	First Trust RiverFront Dynamic Europe ETF (RFEU)	First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
ASSETS:
Investments, at value	$ 43,658,088	$ 498,098,785	$ 88,506,393	$ 101,275,068
Cash	65,179	86,085	12,991	129,476
Foreign currency	328	—	—	46,438
Receivables:
Dividends	345,875	1,367,162	29,438	102,783
Dividend reclaims	216	547,265	230,711	3,153
Investment securities sold	—	—	387	—
Miscellaneous	—	3,947	—	—
Prepaid expenses	—	—	—	38,716
Total Assets	44,069,686	500,103,244	88,779,920	101,595,634
LIABILITIES:
Due to custodian foreign currency	—	3,141	1,242	—
Investment advisory fees payable	32,827	373,803	72,602	84,081
Total Liabilities	32,827	376,944	73,844	84,081
NET ASSETS	$44,036,859	$499,726,300	$88,706,076	$101,511,553
NET ASSETS consist of:
Paid-in capital	$ 53,273,620	$ 573,620,709	$ 102,893,952	$ 125,763,625
Par value	8,500	89,500	15,500	18,000
Accumulated distributable earnings (loss)	(9,245,261)	(73,983,909)	(14,203,376)	(24,270,072)
NET ASSETS	$44,036,859	$499,726,300	$88,706,076	$101,511,553
NET ASSET VALUE, per share	$51.81	$55.84	$57.23	$56.40
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	850,002	8,950,002	1,550,002	1,800,002
Investments, at cost	$49,314,745	$550,271,187	$97,551,116	$114,777,700
Foreign currency, at cost (proceeds)	$334	$(3,161)	$(1,242)	$46,484

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Operations
For the Year Ended October 31, 2018
	First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)	First Trust RiverFront Dynamic Developed International ETF (RFDI)	First Trust RiverFront Dynamic Europe ETF (RFEU)	First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
INVESTMENT INCOME:
Dividends	$ 1,770,125	$ 19,989,928	$ 5,149,489	$ 3,728,205
Interest	2,518	16,457	3,479	5,897
Foreign withholding tax	(111,800)	(1,930,773)	(591,110)	(402,970)
Other	—	160	512	57
Total investment income	1,660,843	18,075,772	4,562,370	3,331,189
EXPENSES:
Investment advisory fees	443,588	4,829,968	1,154,632	1,112,070
Total expenses	443,588	4,829,968	1,154,632	1,112,070
NET INVESTMENT INCOME (LOSS)	1,217,255	13,245,804	3,407,738	2,219,119
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(3,326,227)	(22,771,076)	(4,424,387)	(10,557,244)
In-kind redemptions	1,988,314	22,714,216	6,017,454	1,714,677
Foreign currency transactions	(30,742)	(38,664)	(50,149)	(280,009)
Foreign capital gains tax	—	—	—	(97,880)
Net realized gain (loss)	(1,368,655)	(95,524)	1,542,918	(9,220,456)
Net change in unrealized appreciation (depreciation) on:
Investments	(6,916,649)	(80,603,059)	(18,788,536)	(20,353,692)
Foreign currency translation	1,523	(22,214)	(12,686)	(1,597)
Deferred foreign capital gains tax	—	—	—	38,716
Net change in unrealized appreciation (depreciation)	(6,915,126)	(80,625,273)	(18,801,222)	(20,316,573)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(8,283,781)	(80,720,797)	(17,258,304)	(29,537,029)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(7,066,526)	$(67,474,993)	$(13,850,566)	$(27,317,910)
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Changes in Net Assets
	First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)		First Trust RiverFront Dynamic Developed International ETF (RFDI)
	Year Ended 10/31/2018	Year Ended 10/31/2017	Year Ended 10/31/2018	Year Ended 10/31/2017
OPERATIONS:
Net investment income (loss)	$ 1,217,255	$ 330,737	$ 13,245,804	$ 3,268,515
Net realized gain (loss)	(1,368,655)	1,748,559	(95,524)	7,881,133
Net increase from payment by the advisor	—	7,644	—	35,978
Net change in unrealized appreciation (depreciation)	(6,915,126)	691,628	(80,625,273)	28,845,189
Net increase (decrease) in net assets resulting from operations	(7,066,526)	2,778,568	(67,474,993)	40,030,815
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(1,178,793)		(14,065,878)
Net investment income		(321,623)		(2,607,367)
Net realized gain		—		(201,961)
Return of capital	—	—	—	—
Total distributions to shareholders	(1,178,793)	(321,623)	(14,065,878)	(2,809,328)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	51,961,955	41,927,847	362,830,417	488,981,137
Cost of shares redeemed	(29,590,599)	(40,544,804)	(226,084,805)	(107,360,484)
Net increase (decrease) in net assets resulting from shareholder transactions	22,371,356	1,383,043	136,745,612	381,620,653
Total increase (decrease) in net assets	14,126,037	3,839,988	55,204,741	418,842,140
NET ASSETS:
Beginning of period	29,910,822	26,070,834	444,521,559	25,679,419
End of period	$ 44,036,859	$ 29,910,822	$ 499,726,300	$ 444,521,559
Accumulated net investment income (loss) at end of period		$82,292		$685,010
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	500,002	500,002	6,950,002	500,002
Shares sold	850,000	750,000	5,650,000	8,300,000
Shares redeemed	(500,000)	(750,000)	(3,650,000)	(1,850,000)
Shares outstanding, end of period	850,002	500,002	8,950,002	6,950,002

See Notes to Financial Statements

First Trust RiverFront Dynamic Europe ETF (RFEU)		First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Year Ended 10/31/2018	Year Ended 10/31/2017	Year Ended 10/31/2018	Year Ended 10/31/2017

$ 3,407,738	$ 924,336	$ 2,219,119	$ 488,145
1,542,918	1,711,020	(9,220,456)	1,258,302
—	—	—	—
(18,801,222)	10,595,530	(20,316,573)	6,380,561
(13,850,566)	13,230,886	(27,317,910)	8,127,008

(3,500,818)		(2,433,860)
	(859,771)		(489,167)
	(407,052)		(190,082)
—	—	(165,738)	—
(3,500,818)	(1,266,823)	(2,599,598)	(679,249)

65,990,878	126,451,387	85,398,728	71,331,250
(83,913,181)	(40,020,606)	(29,475,851)	(8,900,408)
(17,922,303)	86,430,781	55,922,877	62,430,842
(35,273,687)	98,394,844	26,005,369	69,878,601

123,979,763	25,584,919	75,506,184	5,627,583
$88,706,076	$ 123,979,763	$ 101,511,553	$ 75,506,184
	$74,035		$143,211

1,900,002	500,002	1,100,002	100,002
1,000,000	2,100,000	1,150,000	1,150,000
(1,350,000)	(700,000)	(450,000)	(150,000)
1,550,002	1,900,002	1,800,002	1,100,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights
For a share outstanding throughout each period
First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)
	Year Ended October 31,		Period Ended 10/31/2016 (a)
	2018	2017
Net asset value, beginning of period	$ 59.82	$ 52.14	$ 51.31
Income from investment operations:
Net investment income (loss)	1.27	1.42	0.55
Net realized and unrealized gain (loss)	(7.99)	7.66	0.60
Total from investment operations	(6.72)	9.08	1.15
Distributions paid to shareholders from:
Net investment income	(1.29)	(1.40)	(0.32)
Net asset value, end of period	$51.81	$59.82	$52.14
Total return (b)	(11.48)%	17.77% (c)	2.26%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 44,037	$ 29,911	$ 26,071
Ratio of total expenses to average net assets	0.83%	0.83%	0.83% (d)
Ratio of net investment income (loss) to average net assets	2.28%	1.93%	1.96% (d)
Portfolio turnover rate (e)	136%	131%	49%

(a)	Inception date is April 13, 2016, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	The Fund received a reimbursement from the advisor in connection with a trade error in the amount of $7,644, which represents $0.02 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(d)	Annualized.
(e)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust RiverFront Dynamic Developed International ETF (RFDI)
	Year Ended October 31,		Period Ended 10/31/2016 (a)
	2018	2017
Net asset value, beginning of period	$ 63.96	$ 51.36	$ 50.73
Income from investment operations:
Net investment income (loss)	1.34	0.82	0.83
Net realized and unrealized gain (loss)	(8.00)	12.73	0.50
Total from investment operations	(6.66)	13.55	1.33
Distributions paid to shareholders from:
Net investment income	(1.44)	(0.71)	(0.70)
Net realized gain	(0.02)	(0.24)	—
Total distributions	(1.46)	(0.95)	(0.70)
Net asset value, end of period	$55.84	$63.96	$51.36
Total return (b)	(10.65)%	26.60% (c)	2.68%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 499,726	$ 444,522	$ 25,679
Ratio of total expenses to average net assets	0.83%	0.83%	0.83% (d)
Ratio of net investment income (loss) to average net assets	2.28%	1.86%	2.97% (d)
Portfolio turnover rate (e)	133%	106%	44%

(a)	Inception date is April 13, 2016, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	The Fund received a reimbursement from the advisor in the amount of $35,978, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(d)	Annualized.
(e)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust RiverFront Dynamic Europe ETF (RFEU)
	Year Ended October 31,		Period Ended 10/31/2016 (a)
	2018	2017
Net asset value, beginning of period	$ 65.25	$ 51.17	$ 50.67
Income from investment operations:
Net investment income (loss)	1.48	0.82	0.91
Net realized and unrealized gain (loss)	(7.97)	14.86	0.41
Total from investment operations	(6.49)	15.68	1.32
Distributions paid to shareholders from:
Net investment income	(1.53)	(0.79)	(0.82)
Net realized gain	—	(0.81)	—
Total distributions	(1.53)	(1.60)	(0.82)
Net asset value, end of period (b)	$57.23	$65.25	$51.17
Total return	(10.16)%	31.21%	2.66%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 88,706	$ 123,980	$ 25,585
Ratio of total expenses to average net assets	0.83%	0.83%	0.83% (c)
Ratio of net investment income (loss) to average net assets	2.45%	1.71%	3.23% (c)
Portfolio turnover rate (d)	130%	110%	41%

(a)	Inception date is April 13, 2016, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
	Year Ended October 31,		Period Ended 10/31/2016 (a)
	2018	2017
Net asset value, beginning of period	$ 68.64	$ 56.27	$ 49.61
Income from investment operations:
Net investment income (loss)	1.20	0.71	0.55
Net realized and unrealized gain (loss)	(11.87)	13.70	6.66
Total from investment operations	(10.67)	14.41	7.21
Distributions paid to shareholders from:
Net investment income	(1.18)	(0.77)	(0.55)
Net realized gain	(0.30)	(1.27)	—
Return of capital	(0.09)	—	—
Total distributions	(1.57)	(2.04)	(0.55)
Net asset value, end of period	$56.40	$68.64	$56.27
Total return (b)	(15.92)%	26.49%	14.52%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 101,512	$ 75,506	$ 5,628
Ratio of total expenses to average net assets	0.95%	0.95%	0.95% (c)
Ratio of net investment income (loss) to average net assets	1.90%	1.56%	2.66% (c)
Portfolio turnover rate (d)	126%	87%	81%

(a)	Inception date is June 14, 2016, which is consistent with the commencement of operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund III
October 31, 2018
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust consists of thirteen funds that are currently offering shares. This report covers the following funds, each a non-diversified series of the Trust:
First Trust RiverFront Dynamic Asia Pacific ETF – (The Nasdaq Stock Market LLC (“Nasdaq”) ticker “RFAP”)
First Trust RiverFront Dynamic Developed International ETF – (Nasdaq ticker “RFDI”)
First Trust RiverFront Dynamic Europe ETF – (Nasdaq ticker “RFEU”)
First Trust RiverFront Dynamic Emerging Markets ETF – (Nasdaq ticker “RFEM”)
Each fund represents a separate series of shares of beneficial interest in the Trust (each a “Fund” and collectively, the “Funds”). Each Fund’s shares are currently listed and traded on Nasdaq. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are generally issued and redeemed in-kind for securities in which a Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, the shares are not redeemable securities of a Fund.
Each Fund is an actively managed exchange-traded fund. The investment objective of each Fund is to provide capital appreciation.
Under normal market conditions, RFAP seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of Asian Pacific companies, including through investments in common stocks, depositary receipts, common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of the Asian Pacific companies are denominated.
Under normal market conditions, RFDI seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of developed market companies, including through investments in common stocks, depositary receipts, common and preferred shares of REITs, and forward foreign currency contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of the developed market companies are denominated.
Under normal market conditions, RFEU seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of European companies, including through investments in common stocks, depositary receipts, common and preferred shares of REITs, and forward foreign currency contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of the European companies are denominated.
Under normal market conditions, RFEM seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of emerging market companies, including through investments in common stocks, depositary receipts, common and preferred shares of REITs, and forward foreign currency contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of the emerging market companies are denominated.
There can be no assurance that a Fund will achieve its investment objective. The Funds may not be appropriate for all investors.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2018
as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, REITs, and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Forward foreign currency contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2018
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of October 31, 2018, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Forward Foreign Currency Contracts
The Funds are subject to foreign currency risk in the normal course of pursuing their investment objectives. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Funds use forward foreign currency contracts to facilitate transactions in foreign securities and to manage each Fund’s foreign currency exposure. These contracts are valued daily, and each Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statements of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statements of Operations. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statements of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Funds could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2018
Contracts table in each Fund’s Portfolio of Investments. In the event of default by the Counterparty, a Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with that Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Funds may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds did not have any forward foreign currency contracts during the fiscal year ended October 31, 2018.
D. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
E. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid quarterly by each Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.
Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended October 31, 2018, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust RiverFront Dynamic Asia Pacific ETF	$ 1,178,793	$ —	$ —
First Trust RiverFront Dynamic Developed International ETF	14,043,205	22,673	—
First Trust RiverFront Dynamic Europe ETF	3,500,818	—	—
First Trust RiverFront Dynamic Emerging Markets ETF	2,366,951	66,909	165,738
The tax character of distributions paid by each Fund during the fiscal year ended October 31, 2017, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust RiverFront Dynamic Asia Pacific ETF	$ 321,623	$ —	$ —
First Trust RiverFront Dynamic Developed International ETF	2,607,367	201,961	—
First Trust RiverFront Dynamic Europe ETF	859,771	407,052	—
First Trust RiverFront Dynamic Emerging Markets ETF	679,249	—	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2018
As of October 31, 2018, the components of distributable earnings on a tax basis for each Fund were as follows:
	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust RiverFront Dynamic Asia Pacific ETF	$ 320,388	$ (3,703,563)	$ (5,862,086)
First Trust RiverFront Dynamic Developed International ETF	1,139,589	(21,591,182)	(53,532,316)
First Trust RiverFront Dynamic Europe ETF	—	(5,065,319)	(9,138,057)
First Trust RiverFront Dynamic Emerging Markets ETF	—	(10,162,432)	(14,107,640)
F. Income and Other Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in “Net change in unrealized appreciation (depreciation) on deferred foreign capital gains tax” on the Statements of Operations. The capital gains tax paid on securities sold is included in “Net realized gain (loss) on foreign capital gains tax” on the Statements of Operations.
India’s Finance Bill, 2018 (“Finance Bill, 2018”) was enacted into law on March 29, 2018 and amongst other provisions, it introduces a long-term capital gains tax beginning April 1, 2018. Long-term capital gains on the sale of listed shares in excess of INR 0.1 million will be taxed at the rate of 10% (plus applicable surcharge and cess (which is a type of tax)) subject to satisfaction of certain conditions. Long-term capital gains accruing as of January 31, 2018 will be considered exempt due to a grandfather clause in the provision. In the case of the sale of listed shares held by a Fund for one year or less, the income would be classified as short-term capital gains and would be taxable at 15% (plus applicable surcharge and cess) provided the shares are sold on the stock exchange and subjected to securities transaction tax (“STT”). The Finance Bill, 2018 increases the cess imposed on the sum of tax and surcharge from 3% to 4%. The cess 4% rate is applied to the capital gains tax, resulting in a higher effective rate of capital gains tax. Where the sale of shares is outside the stock exchange and not subject to STT, the long-term capital gains would be taxed at 10% (plus applicable surcharge and cess) and short-term capital gains would be taxed at 30% (plus applicable surcharge and cess). The Finance Bill, 2018, approves the carry forward of long-term capital losses to be offset against long-term capital gains. Short-term losses and long-term losses can be netted against short-term gains and long-term gains, respectively.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2016, 2017, and 2018 remain open to federal and state audit. As of October 31, 2018, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2018, the Funds had non-expiring capital loss carryforward for federal income tax purposes as follows:
Capital Loss Available
First Trust RiverFront Dynamic Asia Pacific ETF	$ 3,703,563
First Trust RiverFront Dynamic Developed International ETF	21,591,182
First Trust RiverFront Dynamic Europe ETF	5,065,319
First Trust RiverFront Dynamic Emerging Markets ETF	10,162,432
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2018
Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2018, the adjustments for each Fund were as follows:
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
First Trust RiverFront Dynamic Asia Pacific ETF	$ 199,305	$ (1,825,117)	$ 1,625,812
First Trust RiverFront Dynamic Developed International ETF	1,138,274	(21,419,972)	20,281,698
First Trust RiverFront Dynamic Europe ETF	19,045	(5,601,228)	5,582,183
First Trust RiverFront Dynamic Emerging Markets ETF	(340,890)	(1,336,702)	1,677,592
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
H. New Accounting Pronouncement
On August 28, 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
Pursuant to the Investment Management Agreement between First Trust and the Trust, First Trust supervises the investment of the Funds’ assets and is responsible for the expenses of each Fund including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions, acquired fund fees and expenses, if any, distribution and service fees payable pursuant to Rule 12b-1 plan, if any, expenses associated with the execution of portfolio transactions, and extraordinary expenses, which are paid by each respective Fund. RFAP, RFDI and RFEU have each agreed to pay First Trust an annual unitary management fee equal to 0.83% its average daily net assets. RFEM has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets. First Trust also provides fund reporting services to each Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
RiverFront Investment Group, LLC (“RiverFront” or the “Sub-Advisor”) serves as the Funds’ sub-advisor and manages each Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.35% of each Fund’s average daily net assets that is paid by First Trust out of its investment advisory fee.
During the fiscal year ended October 31, 2017, RFAP and RFDI received payments from the Advisor of $7,644 and $35,978, respectively, in connection with trade errors.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Funds. As custodian, BBH is responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2018
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2018, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:
	Purchases	Sales
First Trust RiverFront Dynamic Asia Pacific ETF	$ 83,806,943	$ 71,124,808
First Trust RiverFront Dynamic Developed International ETF	793,782,648	758,647,739
First Trust RiverFront Dynamic Europe ETF	191,548,300	175,615,284
First Trust RiverFront Dynamic Emerging Markets ETF	187,687,448	144,193,947

For the fiscal year ended October 31, 2018, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:
	Purchases	Sales
First Trust RiverFront Dynamic Asia Pacific ETF	$ 37,937,408	$ 28,446,605
First Trust RiverFront Dynamic Developed International ETF	322,715,174	221,843,692
First Trust RiverFront Dynamic Europe ETF	49,525,047	83,386,611
First Trust RiverFront Dynamic Emerging Markets ETF	29,033,060	17,284,128
5. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). In order to purchase Creation Units of a Fund, an Authorized Participant must deposit (i) a designated portfolio of securities and other instruments determined by First Trust (the “Deposit Securities”) and generally make or receive a cash payment referred to as the “Cash Component,” which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit Aggregations) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the respective Fund’s portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as each Fund’s portfolio is adjusted to conform to changes in the composition of the securities included in the Fund’s portfolio and the countries in which the transaction settled. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the respective Fund’s portfolio and the countries in which the transactions

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2018
are settled. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.
The standard Creation Transaction Fees and the Redemption Transaction Fees for each Fund are as follows:
	Creation Transaction Fees	Redemption Transaction Fees
First Trust RiverFront Dynamic Asia Pacific ETF	$ 1,650	$ 1,650
First Trust RiverFront Dynamic Developed International ETF	3,600	3,600
First Trust RiverFront Dynamic Europe ETF	2,000	2,000
First Trust RiverFront Dynamic Emerging Markets ETF	4,100	4,100
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2020.
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued, and has determined that there was the following subsequent event:
On November 2, 2018, First Trust Short Duration Managed Municipal ETF and First Trust Ultra Short Duration Municipal ETF, each an additional series of the Trust, began trading under the ticker symbols FSMB and FUMB, respectively on the NYSE Arca, Inc.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of First Trust Exchange-Traded Fund III (the “Trust”), comprising the First Trust RiverFront Dynamic Asia Pacific ETF, First Trust RiverFront Dynamic Developed International ETF, First Trust RiverFront Dynamic Europe ETF and First Trust RiverFront Dynamic Emerging Markets ETF (the “Funds”), each a series of First Trust Exchange-Traded Fund III, as of October 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below for the Funds; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above included in First Trust Exchange-Traded Fund III as of October 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the period listed in the table below, in conformity with accounting principles generally accepted in the United States of America.
Individual Funds Included in the Trust	Financial Highlights
First Trust RiverFront Dynamic Asia Pacific ETF	For the years ended October 31, 2018, 2017 and the period from April 13, 2016 (commencement of operations) through October 31, 2016
First Trust RiverFront Dynamic Developed International ETF
First Trust RiverFront Dynamic Europe ETF
First Trust RiverFront Dynamic Emerging Markets ETF	For the years ended October 31, 2018, 2017 and the period from June 14, 2016 (commencement of operations) through October 31, 2016
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 21, 2018
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund III
October 31, 2018 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Trust files its complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available (1) by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the SEC’s website at www.sec.gov.
Beginning in April 2019, the Trust will cease to disclose each Fund’s holdings on Form N-Q and will file Form N-PORT with the SEC on a monthly basis. Part F of Form N-PORT, which contains the complete schedule of each Fund’s portfolio holdings, will be made available in the same manner as Form N-Q discussed above.
Federal Tax Information
For the taxable year ended October 31, 2018, the following percentages of income dividend paid by the Funds qualified for the dividends received deduction available to corporations:
Dividends Received Deduction
First Trust RiverFront Dynamic Asia Pacific ETF	0.00%
First Trust RiverFront Dynamic Developed International ETF	0.00%
First Trust RiverFront Dynamic Europe ETF	0.00%
First Trust RiverFront Dynamic Emerging Markets ETF	0.00%
For the taxable year ended October 31, 2018, the following percentages of income dividend paid by the Funds is hereby designated as qualified dividend income:
Qualified Dividend Income
First Trust RiverFront Dynamic Asia Pacific ETF	89.31%
First Trust RiverFront Dynamic Developed International ETF	100.00%
First Trust RiverFront Dynamic Europe ETF	100.00%
First Trust RiverFront Dynamic Emerging Markets ETF	88.91%
The following Funds met the requirements of Section 853 of the Internal Revenue Code and elects to pass through to their shareholders credit for foreign taxes paid. The total amount of income received by the Funds from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:
	Gross Foreign Income		Foreign Taxes Paid
	Amount	Per Share	Amount	Per Share
First Trust RiverFront Dynamic Asia Pacific ETF	$ 1,757,661	$ 2.07	$ 108,000	$ 0.13
First Trust RiverFront Dynamic Developed International ETF	19,842,634	2.22	1,864,114	0.21
First Trust RiverFront Dynamic Europe ETF	5,100,525	3.29	568,020	0.37
First Trust RiverFront Dynamic Emerging Markets ETF	3,705,050	2.06	386,444	0.21
The foreign taxes paid will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end. Gross foreign income and foreign taxes paid will be posted on each Fund’s website and disclosed in the tax letter.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to some or all of the Funds are identified below, but not all of the material risks relevant to each Fund are included in this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2018 (Unaudited)
consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a Fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A Fund that tracks an index will be concentrated to the extent the Fund’s corresponding index is concentrated. A concentration makes a Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The Funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject a Fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a Fund uses derivative instruments such as futures contracts, options contracts and swaps, the Fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a Fund’s portfolio managers use derivatives to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.
Equity Securities Risk. To the extent a Fund invests in equity securities, the value of the Fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a Fund invests in fixed income securities, the Fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a Fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a Fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the Fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Fund of Funds Risk. To the extent a Fund invests in the securities of other investment vehicles, the Fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the Fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the Fund invests.
Index Constituent Risk. Certain Funds may be a constituent of one or more indices. As a result, such a Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2018 (Unaudited)
trading activity involving a Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a Fund’s net asset value could be negatively impacted and the Fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a Fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the Fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the Fund and its shareholders.
Management Risk. To the extent that a Fund is actively managed, it is subject to management risk. In managing an actively-managed Fund’s investment portfolio, the Fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a Fund will meet its investment objective.
Market Risk. Securities held by a Fund, as well as shares of a Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.
Non-U.S. Securities Risk. To the extent a Fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Passive Investment Risk. To the extent a Fund seeks to track an index, the Fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor” or “First Trust”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, the Advisor and RiverFront Investment Group, LLC (the “Sub-Advisor”) on behalf of the following four series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust RiverFront Dynamic Europe ETF (RFEU)
First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)
First Trust RiverFront Dynamic Developed International ETF (RFDI)
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
The Board approved the continuation of the Agreements for each Fund for a one-year period ending June 30, 2019 at a meeting held on June 11, 2018. The Board determined for each Fund that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2018 (Unaudited)
of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 23, 2018 and June 11, 2018, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (which were either mutual funds or exchange-traded funds (“ETFs”)) compiled by Management Practice, Inc. (“MPI”), an independent source (the “Peer Group”), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor; the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; expenses of each Fund as compared to expense ratios of the funds in the Fund’s Peer Group; performance information for each Fund; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 23, 2018, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 11, 2018 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of each Fund’s investments, including portfolio risk monitoring and performance review. The Board considered that the Sub-Advisor is responsible for the selection and ongoing monitoring of the securities in the Funds’ investment portfolios, but that the Advisor executes each Fund’s portfolio trades. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 23, 2018 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that each Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to each Fund, including the Sub-Advisor’s day-to-day management of the Funds’ investments. In considering the Sub-Advisor’s management of the Funds, the Board noted the background and experience of the Sub-Advisor’s portfolio management team and the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with the Fund’s investment objective, policies and restrictions.
The Board considered the unitary fee rate payable by each Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund’s unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Peer Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund’s Peer Group included peer funds that pay a unitary fee and because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee for RFEU was equal to the median total (net) expense ratio of the

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2018 (Unaudited)
peer funds in the Fund’s Peer Group and the unitary fees for RFAP, RFDI and RFEM were above the median total (net) expense ratio of the peer funds in each Fund’s respective Peer Group. With respect to the Peer Groups, the Board noted its prior discussions with the Advisor and MPI regarding the assembly of the Peer Group and, at the April 23, 2018 meeting, discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that there were no other actively-managed ETFs comparable to the Funds and that the peer funds were either index-based ETFs or open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that, for each Fund, most of the peer funds did not employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rates overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s description of its long-term commitment to each Fund.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. The Board received and reviewed information comparing each Fund’s performance for the one-year period ended December 31, 2017 to the performance of the peer funds in the Peer Group and to that of a broad-based benchmark index. Based on the information provided, the Board noted that RFEU outperformed its Peer Group average and benchmark index for the one-year period ended December 31, 2017, that each of RFEM and RFDI outperformed its Peer Group average, but underperformed its benchmark index for the one-year period ended December 31, 2017 and that RFAP underperformed its Peer Group average and benchmark index for the one-year period ended December 31, 2017. The Board noted information provided by the Sub-Advisor on reasons for RFAP’s relative underperformance.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to make investments in infrastructure and personnel. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2017 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board also considered the Advisor’s compensation for fund reporting services provided to the Funds pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statement to the effect that although growth of the Funds will provide some economies of scale, the Sub-Advisor believes that expenses will remain the same for the next twelve months. The Board did not review the profitability of the Sub-Advisor with respect to each Fund. The Board noted that the Advisor pays the Sub-Advisor for each Fund from the unitary fee, and its understanding that each Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential fall-out benefits to the Sub-Advisor from being associated with the Advisor and the Funds. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.

Board of Trustees and Officers
First Trust Exchange-Traded Fund III
October 31, 2018 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 E. Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	159	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	159	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	159	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	159	Director of Covenant Transport, Inc. (May 2003 to May 2014)
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	159	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund III
October 31, 2018 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund III
October 31, 2018 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
May 2017

First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
RiverFront Investment Group, LLC
1214 E. Cary Street
Richmond, VA 23219
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund III
First Trust Institutional Preferred Securities and Income ETF (FPEI)

Annual Report
For the Year Ended
October 31, 2018

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Annual Report
October 31, 2018
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust Institutional Preferred Securities and Income ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Institutional Preferred Securities and Income ETF (FPEI)
Annual Letter from the Chairman and CEO
October 31, 2018
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Institutional Preferred Securities and Income ETF (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2018, including a market overview and a performance analysis. We encourage you to read this report carefully and discuss it with your financial advisor.
As I mentioned in my April 2018 letter, 2017 was a very strong year for U.S. and global markets. Investors were rewarded with rising markets and very little volatility. As 2018 began, investors were hoping for another strong year in the markets. For the entire first quarter, however, increased market volatility was the norm for U.S. and global markets. The markets continued their volatility throughout the second quarter. During April and May, the Dow Jones Industrial Average (“DJIA”) closed out each month slightly down, but ended both June and July slightly up. August was a strong month for stocks, and the DJIA finished August just under its previous high in January of 2018. At the close of the third quarter in September, the markets had moved higher into positive territory. In fact, all three major U.S. indices (the Nasdaq Composite Index, the DJIA and the S& P 500® Index) hit record levels during the third quarter. In October, markets were again very volatile, surprising analysts and investors alike. Both global and U.S. markets fell on fears of slowing growth, trade wars and higher interest rates. The DJIA was down 5% for October and the MSCI EAFE Index, an index of stocks in 21 developed markets (excluding the U.S. and Canada), was down 9% for the same period.
Based on continued strong job growth and the economic outlook in the U.S., the Federal Reserve (the “Fed”) raised interest rates in March, June and September. At their September meeting, the Fed also indicated the possibility of one more rate hike in 2018 as well as three more rate hikes in 2019.
Trade tensions have had an impact on markets around the world and could continue to do so in the future. However, our economists believe that the long-term impact of U.S. tariffs will be to encourage countries to come back to the table and talk about more equal trade. Despite market volatility, we continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.
We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and by speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.
Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
First Trust Institutional Preferred Securities and Income ETF’s (the “Fund”) investment objective is to seek total return and to provide current income. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in institutional preferred securities (“Preferred Securities”) and income-producing debt securities (“Income Securities”). Preferred securities are a type of equity security that have preference over common stock in the payment of distributions and the liquidation of a company’s assets, but are generally junior to all forms of the company’s debt, including both senior and subordinated debt. The Fund’s investments in preferred securities will primarily be in institutional preferred securities. Institutional preferred securities are targeted to institutional, rather than retail, investors, are generally traded over-the-counter and may also be known as “$1,000 par preferred securities.” They are typically issued in large, institutional lot sized by U.S. and non-U.S. financial services companies and other companies. While all income-producing debt securities will be categorized as “Income Securities” for purposes of the 80% test above, the Income Securities in which the Fund intends to invest as part of its principal investment strategy include hybrid capital securities, contingent capital securities, U.S. and non-U.S. corporate bonds and convertible securities.
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 10/31/18	Inception (8/22/17) to 10/31/18	Inception (8/22/17) to 10/31/18
Fund Performance
NAV	-2.42%	-0.39%	-0.46%
Market Price	-2.53%	-0.44%	-0.52%
Index Performance
ICE BofAML US Investment Grade Institutional Capital Securities Index	-2.02%	-0.67%	-0.79%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the period indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI) (Continued)
Sector Allocation	% of Total Investments
Financials	77.8%
Utilities	7.1
Energy	6.7
Industrials	2.5
Consumer Staples	2.3
Materials	2.1
Communication Services	1.0
Consumer Discretionary	0.5
Total	100.0%

Credit Quality (1)	% of Total Investments
A-	4.0%
BBB+	9.8
BBB	20.6
BBB-	25.7
BB+	25.5
BB	11.0
BB-	1.7
B+	1.7
Total	100.0%
Top Ten Holdings	% of Total Investments
Wells Fargo & Co., Series U	3.0%
Emera, Inc., Series 16-A	2.7
Credit Agricole S.A.	2.5
AerCap Global Aviation Trust	2.5
Lloyds Banking Group PLC	2.3
Barclays PLC	2.3
Catlin Insurance Co., Ltd.,	2.3
American Express Co., Series C	2.2
Enel S.p.A.	2.1
Mitsui Sumitomo Insurance Co., Ltd.	2.0
Total	23.9%

Country Allocation	% of Total Investments
United States	40.7%
United Kingdom	12.6
France	8.1
Japan	7.1
Canada	5.4
Australia	5.3
Italy	5.1
Bermuda	3.9
Netherlands	3.5
Switzerland	3.1
Spain	1.5
Denmark	1.2
Sweden	1.1
Finland	0.6
Chile	0.5
Norway	0.3
Total	100.0%

(1)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through October 31, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 23, 2017 (commencement of trading) through October 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
8/23/17 – 10/31/17	44	0	0	0
11/1/17 – 10/31/18	156	2	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
8/23/17 – 10/31/17	5	0	0	0
11/1/17 – 10/31/18	90	4	0	0

Portfolio Commentary
First Trust Institutional Preferred Securities and Income ETF (FPEI)
Annual Report
October 31, 2018 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Institutional Preferred Securities and Income ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Stonebridge Advisors LLC
Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) is the investment sub-advisor to the Fund and is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred and hybrid securities.
Portfolio Management Team
Scott T. Fleming - Chief Executive Officer and President
Robert Wolf - Chief Investment Officer, Senior Vice President and Senior Portfolio Manager
Commentary
Market Recap
The fiscal year ended October 31, 2018 was a volatile period for the preferred and hybrid securities market with all parts of the market experiencing negative performance. This was largely driven by rising interest rates as well as economic and political headlines across the globe. The Federal Reserve (the “Fed”) guided short-term interest rates higher by 0.25% four times during the period as improving economic and employment data in the United States supported further rate hikes. Longer-term interest rates also moved higher, but the curve flattened substantially as short-term rates increased at a faster pace. Credit spreads also managed to tighten within the preferred and hybrid securities market amid continued improvement in credit fundamentals, despite political uncertainty in Turkey, BREXIT negotiations, and trade tensions between China and the United States weighing on fixed income markets overall. These headlines pressured contingent capital securities (“CoCos”) in particular, which are largely issued by European banks. As a result, CoCos, as measured by the ICE BofAML USD Investment Grade Contingent Capital Index (“COCU”), were the worst performing part of the preferred and hybrid securities market during the period, as COCU was down 2.52%. Finally, the retail $25 par market outperformed the institutional $1,000 par market during the period, as limited new issuance and net negative supply supported that part of the market. For the fiscal year, the retail market fell 1.23% while the institutional market lost 2.15% according to The ICE BofAML Fixed Rate Preferred Securities Index (“P0P1”) and The ICE BofAML Capital Securities Index (“C0CS”), respectively.
Performance Analysis
For the fiscal year ended October 31, 2018, the net asset value (“NAV”) and market price total returns for the Fund were -2.42% and -2.53%, respectively. This compares to a total return of -2.02% for the Fund’s benchmark, which is the ICE BofAML US Investment Grade Institutional Capital Securities Index (“CIPS”). The largest contributor to the Fund’s underperformance relative to the benchmark during the period was the Fund’s overweight to CoCos. However, security selection within non-CoCo institutional securities and the Fund’s overweight to floating rate securities helped to offset this underperformance.
The Fund’s weighting in CoCos issued by European banks, which are not held in the benchmark, was the single largest reason for underperformance relative to the benchmark. Political volatility in Italy, BREXIT negotiations, and tariffs from the United States all weighed on CoCos throughout the period, despite improvements in European bank capitalization. CoCos continue to offer some of the most attractive yields and structures in the institutional market. However, the Fund was able to offset some of this relative underperformance through superior security selection in non-CoCo institutional securities. The Fund’s focus on variable rate securities with wide back-end reset spreads and shorter durations both contributed positively to relative performance.
The Fund also benefited from overweighting floating rate securities, which profited from rising short-term interest rates, spread tightening and a flattening yield curve. In the current rising interest rate environment, we believe it is prudent to maintain a conservative stance in regard to interest rates relative to the benchmark and peers.
Market and Fund Outlook
As we approach 2019, we believe the preferred and hybrid securities market will be positively supported by strong issuer credit fundamentals, attractive yields compared to other fixed income asset classes and a positive market technical from limited net new issue supply into 2019. Although we believe headline risks of global trade wars and other geopolitical events will likely persist for the

Portfolio Commentary (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
Annual Report
October 31, 2018 (Unaudited)
next 6 to 12 months, in our opinion preferred and hybrid securities valuations already reflect these risks and credit fundamentals of issuers in this asset class are generally strong enough to withstand the possibility of slowing economic growth.
We continue to believe that U.S. interest rates should broadly continue to shift higher and Treasury yield curve likely to remain relatively flat into 2019. We believe short-term rates are likely to increase due to Fed normalization, while inflation pressures are likely to slowly push longer term rates higher overall. In the current environment, we believe the best total return and risk profile will likely be achieved by overweighting short to intermediate term securities. Additionally, absolute yields and yield spreads of preferred and hybrid securities relative to U.S. Treasuries and other credit spread products should remain at attractive levels and may continue to provide a cushion against rising interest rates.
The Fund will attempt to position the portfolio to protect against the largest risks in the market and continue to identify the best securities in all parts of the preferred and hybrid securities market to construct balanced portfolios that we believe will lead to long term outperformance.

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Understanding Your Fund Expenses
October 31, 2018 (Unaudited)
As a shareholder of the First Trust Institutional Preferred Securities and Income ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2018.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
Actual	$1,000.00	$989.40	0.85%	$4.26
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2018 through October 31, 2018), multiplied by 184/365 (to reflect the six-month period).

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments
October 31, 2018
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES – 97.6%
	Automobiles – 0.5%
$500,000	General Motors Financial Co., Inc., Series B (a)	6.50%	(b)	$471,250
	Banks – 45.4%
600,000	Australia & New Zealand Banking Group Ltd. (a) (c) (d)	6.75%	(b)	617,250
200,000	Banco Bilbao Vizcaya Argentaria S.A. (a) (d)	6.13%	(b)	172,750
1,200,000	Banco Santander S.A. (a) (d)	6.38%	(b)	1,186,336
400,000	Bank of America Corp., Series AA (a)	6.10%	(b)	411,000
400,000	Bank of America Corp., Series DD (a)	6.30%	(b)	422,500
800,000	Bank of America Corp., Series X (a)	6.25%	(b)	825,000
1,700,000	Bank of America Corp., Series Z (a)	6.50%	(b)	1,804,890
200,000	Barclays PLC (a) (d)	7.75%	(b)	200,040
2,050,000	Barclays PLC (a) (d)	7.88%	(b)	2,116,625
200,000	BNP Paribas S.A. (a) (c) (d)	6.75%	(b)	202,750
300,000	BNP Paribas S.A. (a) (c) (d)	7.38%	(b)	308,625
1,081,000	BNP Paribas S.A. (a) (c) (d)	7.63%	(b)	1,125,591
1,050,000	Citigroup, Inc., Series O (a)	5.88%	(b)	1,065,750
1,800,000	Citigroup, Inc., Series P (a)	5.95%	(b)	1,776,375
900,000	Citizens Financial Group, Inc., Series A (a)	5.50%	(b)	909,000
225,000	Citizens Financial Group, Inc., Series C (a)	6.38%	(b)	225,537
723,000	CoBank ACB, Series I (a) (e)	6.25%	(b)	759,150
2,200,000	Credit Agricole S.A. (a) (c) (d)	7.88%	(b)	2,279,979
400,000	Credit Agricole S.A. (a) (c) (d)	8.13%	(b)	430,037
1,200,000	Danske Bank A.S. (a) (d)	6.13%	(b)	1,075,850
300,000	DNB Bank ASA (a) (d)	5.75%	(b)	298,867
150,000	Farm Credit Bank of Texas, Series 3 (a) (c)	6.20%	(b)	150,375
1,270,000	HSBC Holdings PLC (a) (d)	6.38%	(b)	1,236,662
1,168,000	HSBC Holdings PLC (a) (d)	6.88%	(b)	1,213,260
1,400,000	ING Groep N.V. (a) (d)	6.50%	(b)	1,330,700
500,000	ING Groep N.V. (a) (d)	6.88%	(b)	505,938
1,300,000	Intesa Sanpaolo S.p.A. (a) (c) (d)	7.70%	(b)	1,181,375
501,000	JPMorgan Chase & Co., Series I, 3 Mo. LIBOR + 3.47% (f)	5.99%	(b)	504,312
1,100,000	JPMorgan Chase & Co., Series R (a)	6.00%	(b)	1,108,250
750,000	JPMorgan Chase & Co., Series S (a)	6.75%	(b)	800,812
169,000	JPMorgan Chase & Co., Series V (a)	5.00%	(b)	169,211
300,000	JPMorgan Chase & Co., Series X (a)	6.10%	(b)	305,340
2,100,000	Lloyds Banking Group PLC (a) (d)	7.50%	(b)	2,123,625
500,000	Lloyds Banking Group PLC (a) (d)	7.50%	(b)	503,750
600,000	Nordea Bank Abp (a) (d)	6.13%	(b)	578,250
1,300,000	Royal Bank of Scotland Group PLC (a) (d)	8.00%	(b)	1,344,687
1,400,000	Royal Bank of Scotland Group PLC (a) (d)	8.63%	(b)	1,475,250
800,000	Societe Generale S.A. (a) (c) (d)	6.00%	(b)	789,008
820,000	Societe Generale S.A. (a) (c) (d)	7.38%	(b)	833,325
1,021,000	Societe Generale S.A. (a) (c) (d)	7.88%	(b)	1,029,934
400,000	Societe Generale S.A. (a) (d)	7.88%	(b)	403,500
900,000	Standard Chartered PLC (a) (c) (d)	7.50%	(b)	912,375
400,000	Standard Chartered PLC (a) (c) (d)	7.75%	(b)	405,000
1,000,000	Swedbank AB (a) (d)	6.00%	(b)	981,250
1,700,000	UniCredit S.p.A. (a) (d)	8.00%	(b)	1,532,397
200,000	Wells Fargo & Co., Series K, 3 Mo. LIBOR + 3.77% (f)	6.10%	(b)	201,750
2,650,000	Wells Fargo & Co., Series U (a)	5.88%	(b)	2,732,812
				42,567,050
	Capital Markets – 6.4%
250,000	Credit Suisse Group AG (a) (c) (d)	7.25%	(b)	247,813
500,000	Credit Suisse Group AG (a) (c) (d)	7.50%	(b)	521,961
1,300,000	Credit Suisse Group AG (a) (d)	7.50%	(b)	1,357,100

See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments (Continued)
October 31, 2018
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Capital Markets (Continued)
$500,000	Credit Suisse Group AG (a) (c) (d)	7.50%	(b)	$510,000
1,600,000	E*TRADE Financial Corp., Series A (a)	5.88%	(b)	1,596,000
400,000	Goldman Sachs Group (The), Inc., Series M (a)	5.38%	(b)	403,500
1,175,000	Morgan Stanley, Series J (a)	5.55%	(b)	1,188,219
200,000	UBS Group Funding Switzerland AG (a) (d)	7.00%	(b)	208,750
				6,033,343
	Consumer Finance – 2.1%
2,000,000	American Express Co., Series C (a)	4.90%	(b)	1,995,000
	Diversified Financial Services – 1.5%
1,400,000	Voya Financial, Inc. (a)	5.65%	05/15/53	1,382,500
	Diversified Telecommunication Services – 1.0%
900,000	Koninklijke KPN N.V. (a)	7.00%	03/28/73	937,350
	Electric Utilities – 6.0%
2,400,000	Emera, Inc., Series 16-A (a)	6.75%	06/15/76	2,508,000
1,800,000	Enel S.p.A. (a) (c)	8.75%	09/24/73	1,948,500
800,000	PPL Capital Funding, Inc., Series A, 3 Mo. LIBOR + 2.67% (f)	5.05%	03/30/67	780,000
400,000	Southern (The) Co., Series B (a)	5.50%	03/15/57	399,989
				5,636,489
	Energy Equipment & Services – 1.5%
1,395,000	Transcanada Trust, Series 16-A (a)	5.88%	08/15/76	1,376,726
	Food Products – 2.3%
1,000,000	Land O’Lakes Capital Trust I (g)	7.45%	03/15/28	1,083,750
1,000,000	Land O’Lakes, Inc. (c)	7.25%	(b)	1,040,000
				2,123,750
	Independent Power and Renewable Electricity Producers – 0.4%
425,000	AES Gener S.A. (a)	8.38%	12/18/73	431,736
	Insurance – 20.5%
450,000	Aegon N.V. (a)	5.50%	04/11/48	428,906
200,000	American International Group, Inc., Series A-9 (a)	5.75%	04/01/48	189,376
1,300,000	Asahi Mutual Life Insurance Co. (a)	7.25%	(b)	1,331,720
1,458,000	Assurant, Inc. (a)	7.00%	03/27/48	1,465,290
2,100,000	Catlin Insurance Co., Ltd., 3 Mo. LIBOR + 2.98% (c) (f)	5.42%	(b)	2,068,500
700,000	Dai-Ichi Life Insurance (The) Co., Ltd. (a) (c)	7.25%	(b)	757,050
630,000	Everest Reinsurance Holdings, Inc., 3 Mo. LIBOR + 2.39% (f)	4.70%	05/15/37	614,250
1,400,000	Fukoku Mutual Life Insurance Co. (a)	6.50%	(b)	1,495,375
1,143,000	Hartford Financial Services Group (The), Inc., 3 Mo. LIBOR + 2.13% (c) (f)	4.44%	02/12/47	1,054,417
621,000	Liberty Mutual Group, Inc. (c)	7.80%	03/15/37	712,598
400,000	Liberty Mutual Group, Inc. (a) (c)	10.75%	06/15/58	589,000
1,400,000	Liberty Mutual Group, Inc., 3 Mo. LIBOR + 2.91% (c) (f)	5.24%	03/15/37	1,354,500
1,700,000	Mitsui Sumitomo Insurance Co., Ltd. (a) (c)	7.00%	03/15/72	1,836,000
1,610,000	Oil Insurance Ltd., 3 Mo. LIBOR + 2.98% (c) (f)	5.29%	(b)	1,569,750
700,000	QBE Insurance Group, Ltd. (a) (c)	7.50%	11/24/43	760,375
1,500,000	QBE Insurance Group, Ltd. (a)	6.75%	12/02/44	1,541,250
375,000	Reinsurance Group of America, Inc., 3 Mo. LIBOR + 2.67% (f)	5.00%	12/15/65	369,375
1,000,000	Sumitomo Life Insurance Co. (a) (c)	6.50%	09/20/73	1,072,600
				19,210,332
	Metals & Mining – 2.1%
300,000	BHP Billiton Finance USA Ltd. (a) (c)	6.25%	10/19/75	313,275
See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments (Continued)
October 31, 2018
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Metals & Mining (Continued)
$1,500,000	BHP Billiton Finance USA Ltd. (a) (c)	6.75%	10/19/75	$1,627,500
				1,940,775
	Multi-Utilities – 0.4%
200,000	CenterPoint Energy, Inc., Series A (a)	6.13%	(b)	202,250
200,000	NiSource, Inc. (a) (c)	5.65%	(b)	196,290
				398,540
	Oil, Gas & Consumable Fuels – 5.1%
400,000	DCP Midstream L.P., Series A (a)	7.38%	(b)	384,000
1,500,000	Enbridge Energy Partners L.P., 3 Mo. LIBOR + 3.80% (f)	6.19%	10/01/37	1,492,658
300,000	Enbridge, Inc. (a)	6.25%	03/01/78	281,621
900,000	Enbridge, Inc., Series 16-A (a)	6.00%	01/15/77	845,960
1,395,000	Energy Transfer Operating L.P., 3 Mo. LIBOR + 3.02% (f)	5.36%	11/01/66	1,185,750
100,000	Energy Transfer Operating L.P., Series B (a)	6.63%	(b)	92,188
500,000	Enterprise Products Operating LLC, 3 Mo. LIBOR + 2.78% (f)	5.10%	06/01/67	496,313
				4,778,490
	Transportation Infrastructure – 2.4%
2,200,000	AerCap Global Aviation Trust (a) (c)	6.50%	06/15/45	2,266,000
	Total Capital Preferred Securities			91,549,331
	(Cost $96,659,027)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES – 0.2%
	Insurance – 0.2%
200,000	AmTrust Financial Services, Inc.	6.13%	08/15/23	187,894
	(Cost $198,755)

Total Investments – 97.8%	91,737,225
(Cost $96,857,782) (h)
Net Other Assets and Liabilities – 2.2%	2,019,586
Net Assets – 100.0%	$93,756,811

(a)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2018. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(b)	Perpetual maturity.
(c)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by Stonebridge Advisors LLC, the Fund’s sub-advisor (the “Sub-Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2018, securities noted as such amounted to $30,711,753 or 32.8% of net assets.
(d)	This security is a contingent convertible capital security which may be subject to conversion into common stock of the issuer under certain circumstances. At October 31, 2018, securities noted as such amounted to $31,240,610 or 33.3% of net assets. Of these securities, 0.0% originated in emerging markets, and 100.0% originated in foreign markets.
(e)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Sub-Advisor.
(f)	Floating or variable rate security.
(g)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).

See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments (Continued)
October 31, 2018
(h)	Aggregate cost for federal income tax purposes was $96,977,025. As of October 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $52,123 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $5,291,923. The net unrealized depreciation was $5,239,800.

LIBOR	London Interbank Offered Rate

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Capital Preferred Securities*	$ 91,549,331	$ —	$ 91,549,331	$ —
Corporate Bonds and Notes*	187,894	—	187,894	—
Total Investments	$ 91,737,225	$—	$ 91,737,225	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Statement of Assets and Liabilities
October 31, 2018
ASSETS:
Investments, at value (Cost $96,857,782)	$ 91,737,225
Cash	2,780,845
Receivables:
Interest	1,154,274
Interest reclaims	21,392
Total Assets	95,693,736
LIABILITIES:
Payables:
Investment securities purchased	1,872,677
Investment advisory fees	64,248
Total Liabilities	1,936,925
NET ASSETS	$93,756,811
NET ASSETS consist of:
Paid-in capital	$ 99,191,721
Par value	50,000
Accumulated distributable earnings (loss)	(5,484,910)
NET ASSETS	$93,756,811
NET ASSET VALUE, per share	$18.75
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	5,000,002

See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Statement of Operations
For the Year Ended October 31, 2018
INVESTMENT INCOME:
Interest	$ 4,402,029
Foreign withholding tax	(4,160)
Total investment income	4,397,869
EXPENSES:
Investment advisory fees	602,090
Excise tax expense	2,055
Total expenses	604,145
NET INVESTMENT INCOME (LOSS)	3,793,724
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(350,585)
Net change in unrealized appreciation (depreciation) on investments	(5,338,740)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(5,689,325)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,895,601)
See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Statements of Changes in Net Assets
	Year Ended 10/31/2018	Period Ended 10/31/2017 (a)
OPERATIONS:
Net investment income (loss)	$ 3,793,724	$ 188,424
Net realized gain (loss)	(350,585)	(11,669)
Net change in unrealized appreciation (depreciation)	(5,338,740)	218,183
Net increase (decrease) in net assets resulting from operations	(1,895,601)	394,938
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(3,846,302)
Net investment income		(140,000)
Total distributions to shareholders	(3,846,302)	(140,000)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	80,923,612	24,057,762
Cost of shares redeemed	(5,737,598)	—
Net increase (decrease) in net assets resulting from shareholder transactions	75,186,014	24,057,762
Total increase (decrease) in net assets	69,444,111	24,312,700
NET ASSETS:
Beginning of period	24,312,700	—
End of period	$93,756,811	$24,312,700
Accumulated net investment income (loss) at end of period		$47,377
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	1,200,002	—
Shares sold	4,100,000	1,200,002
Shares redeemed	(300,000)	—
Shares outstanding, end of period	5,000,002	1,200,002

(a)	Inception date is August 22, 2017, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Financial Highlights
For a share outstanding throughout each period
	Year Ended October 31, 2018	Period Ended 10/31/2017 (a)
Net asset value, beginning of period	$ 20.26	$ 20.00
Income from investment operations:
Net investment income (loss)	0.99	0.18
Net realized and unrealized gain (loss)	(1.47)	0.22
Total from investment operations	(0.48)	0.40
Distributions paid to shareholders from:
Net investment income	(1.03)	(0.14)
Net asset value, end of period	$18.75	$20.26
Total return (b)	(2.42)%	2.00%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 93,757	$ 24,313
Ratio of total expenses to average net assets	0.85%	0.85% (c)
Ratio of net investment income (loss) to average net assets	5.36%	4.93% (c)
Portfolio turnover rate (d)	25%	13%

(a)	Inception date is August 22, 2017, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2018
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust consists of thirteen funds that are currently offering shares. This report covers the First Trust Institutional Preferred Securities and Income ETF (the “Fund”), which trades under the ticker FPEI on the NYSE Arca, Inc. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.
The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek total return and to provide current income. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in institutional preferred securities and income-producing debt securities, including hybrid capital securities, contingent capital securities, U.S. and non-U.S. corporate bonds and convertible securities. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Bonds, notes, capital preferred securities, and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee

Notes to Financial Statements (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2018
has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.

Notes to Financial Statements (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2018
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2018, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2018, the Fund held restricted securities as shown in the following table that Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Par Amount	Current Price	Carrying Cost	Value	% of Net Assets
Land O’Lakes Capital Trust I, 7.45%, 03/15/28	05/04/18	$1,000,000	$108.38	$1,130,058	$1,083,750	1.16%
D. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2018 and 2017, was as follows:
Distributions paid from:	2018	2017
Ordinary income	$3,846,302	$140,000
Capital gains	—	—
Return of capital	—	—

Notes to Financial Statements (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2018
As of October 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$85,487
Accumulated capital and other losses	(330,597)
Net unrealized appreciation (depreciation)	(5,239,800)
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2017 and 2018 remain open to federal and state audit. As of October 31, 2018, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2018, the Fund had non-expiring capital loss carryforwards for federal income tax purposes of $330,597.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2018, the adjustments for the Fund were as follows:
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
$(28,461)	$30,516	$(2,055)
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
G. New Accounting Pronouncements
On March 30, 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 “Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Earlier adoption is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.
On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13

Notes to Financial Statements (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2018
include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Stonebridge, a majority-owned affiliate of First Trust, serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust will supervise Stonebridge and its management of the investment of the Fund’s assets and will pay Stonebridge for its services as the Fund’s sub-advisor. First Trust and Stonebridge are equally responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.85% of its average daily net assets. Stonebridge receives a sub-advisory fee equal to 0.425% of the average daily net assets of the Fund less Stonebridge’s share of the Fund’s expenses. The Sub-Advisor’s fee is paid by the Advisor out of the Advisor’s management fee. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust, owns a 51% ownership interest in Stonebridge.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2018, the cost of purchases and proceeds from sales of investments, excluding short term investments and in-kind transactions, were $90,551,260 and $17,110,360, respectively.
For the fiscal year ended October 31, 2018, the Fund had no in-kind transactions.
5. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities and other instruments determined by First Trust (the “Deposit Securities”) and generally make or receive a cash payment referred to as the “Cash Component,” which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the

Notes to Financial Statements (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2018
Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as the Fund’s portfolio is adjusted to conform to changes in the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500 to $1,500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500 to $1,500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2020.
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:
On November 2, 2018, First Trust Short Duration Managed Municipal ETF and First Trust Ultra Short Duration Municipal ETF, each an additional series of the Trust, began trading under the ticker symbols FSMB and FUMB, respectively, on the NYSE Arca, Inc.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Institutional Preferred Securities and Income ETF (the “Fund”), one of the funds constituting First Trust Exchange-Traded Fund III, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended, and the period from August 22, 2017 (commencement of operations) through October 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended, and for the period from August 22, 2017 (commencement of operations) through October 31, 2017, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 21, 2018
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2018 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Trust files its complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form NQs are available (1) by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the SEC’s website at www.sec.gov.
Beginning in April 2019, the Trust will cease to disclose the Fund’s holdings on Form N-Q and will file Form N-PORT with the SEC on a monthly basis. Part F of Form N-PORT, which contains the complete schedule of the Fund’s portfolio holdings, will be made available in the same manner as Form N-Q discussed above.
Federal Tax Information
For the taxable year ended October 31, 2018, the following percentages of income dividend paid by the Fund qualifies for the dividends received deduction available to corporations and is hereby designated as qualified dividend income:
Dividends Received Deduction	Qualified Dividend Income
19.90%	64.45%
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to some or all of the Funds are identified below, but not all of the material risks relevant to each Fund are included in this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a Fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A Fund that tracks an index will be concentrated to the extent the Fund’s corresponding index is concentrated. A concentration makes a Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The Funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject a Fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a Fund uses derivative instruments such as futures contracts, options contracts and swaps, the Fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a Fund’s portfolio managers use derivatives to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.
Equity Securities Risk. To the extent a Fund invests in equity securities, the value of the Fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as

Additional Information (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2018 (Unaudited)
the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a Fund invests in fixed income securities, the Fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a Fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a Fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the Fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Fund of Funds Risk. To the extent a Fund invests in the securities of other investment vehicles, the Fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the Fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the Fund invests.
Index Constituent Risk. Certain Funds may be a constituent of one or more indices. As a result, such a Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a Fund’s net asset value could be negatively impacted and the Fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a Fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the Fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the Fund and its shareholders.
Management Risk. To the extent that a Fund is actively managed, it is subject to management risk. In managing an actively-managed Fund’s investment portfolio, the Fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a Fund will meet its investment objective.
Market Risk. Securities held by a Fund, as well as shares of a Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.
Non-U.S. Securities Risk. To the extent a Fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

Additional Information (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2018 (Unaudited)
Passive Investment Risk. To the extent a Fund seeks to track an index, the Fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE

Board of Trustees and Officers
First Trust Exchange-Traded Fund III
October 31, 2018 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 E. Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	159	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	159	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	159	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	159	Director of Covenant Transport, Inc. (May 2003 to May 2014)
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	159	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund III
October 31, 2018 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Institutional Preferred Securities and Income ETF (FPEI)
October 31, 2018 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
May 2017

First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Stonebridge Advisors LLC
10 Westport Road, Suite C101
Wilton, CT 06897
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $228,500 for fiscal year ended October 31, 2017 and $228,500 for fiscal year ended October 31, 2018.

(b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2017, and $0 for the fiscal year ended October 31, 2018.

Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2017, and $0 for the fiscal year ended October 31, 2018.

(c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $35,365 for fiscal year ended October 31, 2017 and $29,315 for fiscal year ended October 31, 2018.

Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s adviser and distributor were $0 for the fiscal year ended October 31, 2017, and $0 for the fiscal year ended October 31, 2018.

(d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2017, and $0 for the fiscal year ended October 31, 2018.

All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2017, and $0 for the fiscal year ended October 31, 2018.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment adviser and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant: Adviser and Distributor:

(b) 0% (b) 0%

(c) 0% (c) 0%

(d) 0% (d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year ended October 31, 2017 were $35,365 for the registrant, $44,000 for the registrant’s investment adviser, $63,900 for the registrant’s distributor and $3,000 for Stonebridge Advisors LLC (“Stonebridge”), which is under common control with the registrant’s investment adviser and serves as the registrant’s investment sub-advisor for the First Trust Preferred Securities and Income ETF and the First Trust Institutional Preferred Securities and Income ETF, and for the fiscal year ended October 31, 2018 were $29,315 for the registrant, $48,190 for the registrant’s investment adviser, $80,310 for the registrant’s distributor and $3,000 for Stonebridge.

(h) The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Items 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not Applicable
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded Fund III

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)

Date	December 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date	December 21, 2018

By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date	December 21, 2018

* Print the name and title of each signing officer under his or her signature.